UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2025

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery K6 Fund Fidelity® Value Discovery K6 Fund : FDVKX

This annual shareholder report contains information about Fidelity® Value Discovery K6 Fund for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Discovery K6 Fund	$ 46	0.45%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially within the utilities sector. Picks and an overweight in health care, particularly among health care equipment & services stocks, also hampered the fund's result, along with investment choices in communication services.
•The biggest individual relative detractor was our stake in Centene (-55%), though the stock was no longer held at period end. An overweight in Cigna (-22%), which was among our largest holdings this period, hurt as well. Outsized exposure to PG&E (-23%) further pressured performance. This period we decreased our position in the stock.
•In contrast, the biggest contributors to performance versus the benchmark were picks and an underweight in materials, followed by investment choices and an overweight in financials, primarily within the insurance industry. Security selection and an underweight in real estate, primarily among equity real estate investment trusts, also boosted the fund's relative performance.
•The top individual relative contributor was our stake in Thermo Fisher Scientific (+19%), a position we established this period. An overweight in Cisco Systems (+44%), one of our largest holdings, also helped, as did outsized exposure to Deere (+43%).
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to utilities stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Value Discovery K6 Fund	4.99%	12.04%	8.39%
Russell 3000® Value Index	8.11%	13.16%	9.07%
Russell 3000® Index	15.68%	15.19%	13.77%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$156,927,182
Number of Holdings	120
Total Advisory Fee	$738,730
Portfolio Turnover	61%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.6
Industrials	15.0
Health Care	10.4
Consumer Staples	9.3
Energy	9.2
Information Technology	8.1
Consumer Discretionary	7.8
Communication Services	7.8
Materials	3.7
Utilities	2.7
Real Estate	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.6
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.6
United Kingdom - 3.2
Canada - 2.6
Korea (South) - 0.3
France - 0.2
Germany - 0.1

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.0
Alphabet Inc Class A	3.6
Bank of America Corp	3.0
Cisco Systems Inc	2.4
Shell PLC ADR	2.2
Wells Fargo & Co	2.1
Amazon.com Inc	2.1
The Travelers Companies, Inc.	2.0
Chubb Ltd	2.0
Cigna Group/The	2.0
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 27, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913547.101    2943-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Value Discovery Fund : FVDFX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Discovery Fund	$ 50	0.49%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially within the utilities sector. Picks in communication services also hampered the fund's result, as did investment choices and an overweight in health care, especially within the health care equipment & services industry.
•The biggest individual relative detractor was our stake in Centene (-55%), though we sold the stock prior to period end. An overweight in Cigna (-22%), which was among the fund's largest holdings, hurt as well. Outsized exposure to PG&E (-23%) also pressured performance. This period we decreased our stake in the stock.
•In contrast, the biggest contributors to performance versus the benchmark were stock picks and an underweight in materials. Security selection and an overweight in financials - primarily within the insurance industry - in addition to an underweight in real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was our stake in Thermo Fisher Scientific (+19%), an investment we established this period. An overweight in Deere (+42%) also helped, as did a larger-than-benchmark stake in Cisco Systems (+44%), one of the fund's biggest holdings.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to utilities stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2015 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Value Discovery Fund	5.09%	11.73%	8.01%
Russell 3000® Value Index	8.11%	13.16%	9.09%
Russell 3000® Index	15.68%	15.19%	13.02%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$3,148,842,965
Number of Holdings	120
Total Advisory Fee	$14,975,544
Portfolio Turnover	59%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.7
Industrials	14.8
Health Care	9.9
Consumer Staples	9.2
Energy	9.1
Information Technology	8.2
Consumer Discretionary	7.7
Communication Services	7.7
Materials	3.7
Utilities	2.7
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.4
Preferred Stocks - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.7
United Kingdom - 3.1
Canada - 2.5
Korea (South) - 0.4
France - 0.2
Germany - 0.1

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.0
Alphabet Inc Class A	3.6
Bank of America Corp	2.9
Cisco Systems Inc	2.5
Shell PLC ADR	2.2
Wells Fargo & Co	2.1
Amazon.com Inc	2.1
The Travelers Companies, Inc.	2.1
Chubb Ltd	2.0
Cigna Group/The	1.9
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 27, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913452.101    832-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Value Discovery Fund Class K : FVDKX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 42	0.41%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially within the utilities sector. Picks in communication services also hampered the fund's result, as did investment choices and an overweight in health care, especially within the health care equipment & services industry.
•The biggest individual relative detractor was our stake in Centene (-55%), though we sold the stock prior to period end. An overweight in Cigna (-22%), which was among the fund's largest holdings, hurt as well. Outsized exposure to PG&E (-23%) also pressured performance. This period we decreased our stake in the stock.
•In contrast, the biggest contributors to performance versus the benchmark were stock picks and an underweight in materials. Security selection and an overweight in financials - primarily within the insurance industry - in addition to an underweight in real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was our stake in Thermo Fisher Scientific (+19%), an investment we established this period. An overweight in Deere (+42%) also helped, as did a larger-than-benchmark stake in Cisco Systems (+44%), one of the fund's biggest holdings.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to utilities stocks.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2015 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	5.17%	11.83%	8.12%
Russell 3000® Value Index	8.11%	13.16%	9.09%
Russell 3000® Index	15.68%	15.19%	13.02%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$3,148,842,965
Number of Holdings	120
Total Advisory Fee	$14,975,544
Portfolio Turnover	59%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.7
Industrials	14.8
Health Care	9.9
Consumer Staples	9.2
Energy	9.1
Information Technology	8.2
Consumer Discretionary	7.7
Communication Services	7.7
Materials	3.7
Utilities	2.7
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.4
Preferred Stocks - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.7
United Kingdom - 3.1
Canada - 2.5
Korea (South) - 0.4
France - 0.2
Germany - 0.1

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.0
Alphabet Inc Class A	3.6
Bank of America Corp	2.9
Cisco Systems Inc	2.5
Shell PLC ADR	2.2
Wells Fargo & Co	2.1
Amazon.com Inc	2.1
The Travelers Companies, Inc.	2.1
Chubb Ltd	2.0
Cigna Group/The	1.9
25.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 27, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913451.101    2103-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Series Intrinsic Opportunities Fund Fidelity® Series Intrinsic Opportunities Fund : FDMLX

This annual shareholder report contains information about Fidelity® Series Intrinsic Opportunities Fund for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Intrinsic Opportunities Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 3000® and Russell 2000® Linked Index for the fiscal year, led by financials. Stock picks in energy also boosted relative performance. Also helping our relative result was an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry.
•The top individual relative contributor was our stake in Wells Fargo (+39%). The company was the fund's biggest holding. A second notable relative contributor was our stake in Gilead Sciences (+53%). The stock was among our biggest holdings this period. Another notable relative contributor was our stake in Raymond James Financial (+46%). The company was among our biggest holdings. All these contributors were non-benchmark positions.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in materials. Picks in industrials, primarily within the capital goods industry, also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The largest individual relative detractor was our non-benchmark stake in UnitedHealth Group (-56%). The stock was among the fund's biggest holdings this period. A second notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. A non-benchmark stake in Icon returned -49% and notably hurt.
•Notable changes in positioning include higher allocations to the consumer staples and financials sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2015 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Intrinsic Opportunities Fund	2.99%	16.63%	10.55%
Russell 3000® and Russell 2000® Linked Index	-0.55%	10.34%	10.61%
Russell 2000® Index	-0.55%	9.81%	7.43%
Russell 3000® Index	15.68%	15.19%	13.02%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$2,806,408,406
Number of Holdings	268
Total Advisory Fee	$0
Portfolio Turnover	34%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	25.3
Industrials	15.9
Consumer Discretionary	14.0
Information Technology	11.1
Health Care	7.6
Energy	7.4
Consumer Staples	5.8
Materials	5.4
Real Estate	1.7
Communication Services	1.4
Utilities	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.6
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 86.8
Japan - 2.4
United Kingdom - 1.8
France - 1.1
Greece - 1.0
Canada - 1.0
China - 0.9
Puerto Rico - 0.7
Spain - 0.6
Others - 3.7

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
Performance Food Group Co	1.4
TD SYNNEX Corp	1.4
Diamondback Energy Inc	1.2
Reinsurance Group of America Inc	1.1
Citigroup Inc	1.1
Labcorp Holdings Inc	1.1
Raymond James Financial Inc	1.1
Vontier Corp	1.0
Silgan Holdings Inc	1.0
12.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913517.101    2455-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Low-Priced Stock K6 Fund Fidelity® Low-Priced Stock K6 Fund : FLKSX

This annual shareholder report contains information about Fidelity® Low-Priced Stock K6 Fund for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Low-Priced Stock K6 Fund	$ 51	0.50%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by financials. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also lifting the fund's relative result was security selection in energy.
•The fund's top individual relative contributor was our stake in Wells Fargo (+39%). The company was the fund's largest holding. A stake in Direct Line Insurance Group gained roughly 75% and was the second-largest relative contributor. The stock was not held at period end. A stake in Seagate Technology gained 55% and notably helped. This period we decreased our investment in Seagate Technology. All these contributors were non-benchmark positions.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in industrials, primarily within the capital goods industry. Picks in materials also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The fund's non-benchmark stake in UnitedHealth Group returned approximately -56% and was the largest individual relative detractor. The stock was among the fund's 20-largest holdings this period. A second notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. Another notable relative detractor was our non-benchmark stake in Elevance Health (-47%). This period we decreased our position in Elevance Health.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 26, 2017 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Low-Priced Stock K6 Fund	3.40%	13.88%	10.04%
Russell 2000® Index	-0.55%	9.81%	7.35%
Russell 3000® Index	15.68%	15.19%	13.77%
A   From May 26, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$4,094,953,800
Number of Holdings	580
Total Advisory Fee	$19,515,793
Portfolio Turnover	35%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	22.1
Consumer Discretionary	15.6
Industrials	15.4
Information Technology	14.1
Energy	8.0
Health Care	7.4
Consumer Staples	7.0
Materials	5.3
Real Estate	1.5
Utilities	1.2
Communication Services	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.7
Short-Term Investments and Net Other Assets (Liabilities) - 1.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 64.1
Japan - 7.9
United Kingdom - 5.7
Canada - 3.1
China - 2.6
France - 2.5
Korea (South) - 2.0
Greece - 1.5
Taiwan - 1.5
Others - 9.1

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.7
TD SYNNEX Corp	1.4
TotalEnergies SE ADR	1.2
Reinsurance Group of America Inc	1.1
Ovintiv Inc	1.1
PG&E Corp	1.0
Performance Food Group Co	0.9
Vontier Corp	0.8
Amdocs Ltd	0.8
Raymond James Financial Inc	0.8
10.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913549.101    2955-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Low-Priced Stock Fund Fidelity® Low-Priced Stock Fund : FLPSX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Low-Priced Stock Fund	$ 88	0.87%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by financials. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also lifting the fund's relative result was security selection in energy.
•The fund's stake in Wells Fargo gained roughly 39% and was the top individual relative contributor. The stock was the fund's biggest holding. A stake in Kingboard Holdings gained about 87% and was the second-largest relative contributor. The company was one of our biggest holdings at period end. A stake in Direct Line Insurance Group gained about 76% and notably helped. The stock was not held at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an underweight in industrials, primarily within the capital goods industry. Stock picks in materials also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The biggest individual relative detractor was our non-benchmark stake in UnitedHealth Group (-56%). The stock was one of our largest holdings this period. The second-largest relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. Another notable relative detractor was our non-benchmark stake in Elevance Health (-47%). This period we decreased our investment in Elevance Health.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2015 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Low-Priced Stock Fund	3.06%	13.53%	8.96%
Russell 2000® Index	-0.55%	9.81%	7.43%
Russell 3000® Index	15.68%	15.19%	13.02%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$23,061,031,684
Number of Holdings	582
Total Advisory Fee	$208,830,130
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	21.8
Industrials	15.5
Consumer Discretionary	15.2
Information Technology	14.3
Energy	7.8
Health Care	7.4
Consumer Staples	6.9
Materials	5.3
Real Estate	1.4
Utilities	1.2
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 63.3
Japan - 8.0
United Kingdom - 5.5
Canada - 3.0
China - 3.0
Korea (South) - 2.5
France - 2.4
Greece - 1.6
Taiwan - 1.5
Others - 9.2

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
TD SYNNEX Corp	1.4
TotalEnergies SE ADR	1.1
Reinsurance Group of America Inc	1.1
PG&E Corp	1.0
Ovintiv Inc	1.0
Kingboard Holdings Ltd	1.0
Vontier Corp	0.9
JUMBO SA	0.9
Performance Food Group Co	0.8
11.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913423.101    316-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Low-Priced Stock Fund Fidelity® Low-Priced Stock Fund Class K : FLPKX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 81	0.79%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by financials. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also lifting the fund's relative result was security selection in energy.
•The fund's stake in Wells Fargo gained roughly 39% and was the top individual relative contributor. The stock was the fund's biggest holding. A stake in Kingboard Holdings gained about 87% and was the second-largest relative contributor. The company was one of our biggest holdings at period end. A stake in Direct Line Insurance Group gained about 76% and notably helped. The stock was not held at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an underweight in industrials, primarily within the capital goods industry. Stock picks in materials also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The biggest individual relative detractor was our non-benchmark stake in UnitedHealth Group (-56%). The stock was one of our largest holdings this period. The second-largest relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. Another notable relative detractor was our non-benchmark stake in Elevance Health (-47%). This period we decreased our investment in Elevance Health.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2015 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	3.14%	13.62%	9.05%
Russell 2000® Index	-0.55%	9.81%	7.43%
Russell 3000® Index	15.68%	15.19%	13.02%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$23,061,031,684
Number of Holdings	582
Total Advisory Fee	$208,830,130
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	21.8
Industrials	15.5
Consumer Discretionary	15.2
Information Technology	14.3
Energy	7.8
Health Care	7.4
Consumer Staples	6.9
Materials	5.3
Real Estate	1.4
Utilities	1.2
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 63.3
Japan - 8.0
United Kingdom - 5.5
Canada - 3.0
China - 3.0
Korea (South) - 2.5
France - 2.4
Greece - 1.6
Taiwan - 1.5
Others - 9.2

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
TD SYNNEX Corp	1.4
TotalEnergies SE ADR	1.1
Reinsurance Group of America Inc	1.1
PG&E Corp	1.0
Ovintiv Inc	1.0
Kingboard Holdings Ltd	1.0
Vontier Corp	0.9
JUMBO SA	0.9
Performance Food Group Co	0.8
11.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913422.101    2095-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class A : FLPCX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period October 8, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A A	$ 95	1.15%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by financials. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also lifting the fund's relative result was security selection in energy.
•The fund's stake in Wells Fargo gained roughly 39% and was the top individual relative contributor. The stock was the fund's biggest holding. A stake in Kingboard Holdings gained about 87% and was the second-largest relative contributor. The company was one of our biggest holdings at period end. A stake in Direct Line Insurance Group gained about 76% and notably helped. The stock was not held at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an underweight in industrials, primarily within the capital goods industry. Stock picks in materials also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The biggest individual relative detractor was our non-benchmark stake in UnitedHealth Group (-56%). The stock was one of our largest holdings this period. The second-largest relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. Another notable relative detractor was our non-benchmark stake in Elevance Health (-47%). This period we decreased our investment in Elevance Health.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$23,061,031,684
Number of Holdings	582
Total Advisory Fee	$208,830,130
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	21.8
Industrials	15.5
Consumer Discretionary	15.2
Information Technology	14.3
Energy	7.8
Health Care	7.4
Consumer Staples	6.9
Materials	5.3
Real Estate	1.4
Utilities	1.2
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 63.3
Japan - 8.0
United Kingdom - 5.5
Canada - 3.0
China - 3.0
Korea (South) - 2.5
France - 2.4
Greece - 1.6
Taiwan - 1.5
Others - 9.2

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
TD SYNNEX Corp	1.4
TotalEnergies SE ADR	1.1
Reinsurance Group of America Inc	1.1
PG&E Corp	1.0
Ovintiv Inc	1.0
Kingboard Holdings Ltd	1.0
Vontier Corp	0.9
JUMBO SA	0.9
Performance Food Group Co	0.8
11.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918478.100    7809-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class M : FLPDX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period October 8, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M A	$ 116	1.40%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by financials. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also lifting the fund's relative result was security selection in energy.
•The fund's stake in Wells Fargo gained roughly 39% and was the top individual relative contributor. The stock was the fund's biggest holding. A stake in Kingboard Holdings gained about 87% and was the second-largest relative contributor. The company was one of our biggest holdings at period end. A stake in Direct Line Insurance Group gained about 76% and notably helped. The stock was not held at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an underweight in industrials, primarily within the capital goods industry. Stock picks in materials also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The biggest individual relative detractor was our non-benchmark stake in UnitedHealth Group (-56%). The stock was one of our largest holdings this period. The second-largest relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. Another notable relative detractor was our non-benchmark stake in Elevance Health (-47%). This period we decreased our investment in Elevance Health.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2025.
Initial investment of $10,000 and the current sales charge was paid.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$23,061,031,684
Number of Holdings	582
Total Advisory Fee	$208,830,130
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	21.8
Industrials	15.5
Consumer Discretionary	15.2
Information Technology	14.3
Energy	7.8
Health Care	7.4
Consumer Staples	6.9
Materials	5.3
Real Estate	1.4
Utilities	1.2
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 63.3
Japan - 8.0
United Kingdom - 5.5
Canada - 3.0
China - 3.0
Korea (South) - 2.5
France - 2.4
Greece - 1.6
Taiwan - 1.5
Others - 9.2

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
TD SYNNEX Corp	1.4
TotalEnergies SE ADR	1.1
Reinsurance Group of America Inc	1.1
PG&E Corp	1.0
Ovintiv Inc	1.0
Kingboard Holdings Ltd	1.0
Vontier Corp	0.9
JUMBO SA	0.9
Performance Food Group Co	0.8
11.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918482.100    7810-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class C : FLPEX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period October 8, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C A	$ 158	1.91%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by financials. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also lifting the fund's relative result was security selection in energy.
•The fund's stake in Wells Fargo gained roughly 39% and was the top individual relative contributor. The stock was the fund's biggest holding. A stake in Kingboard Holdings gained about 87% and was the second-largest relative contributor. The company was one of our biggest holdings at period end. A stake in Direct Line Insurance Group gained about 76% and notably helped. The stock was not held at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an underweight in industrials, primarily within the capital goods industry. Stock picks in materials also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The biggest individual relative detractor was our non-benchmark stake in UnitedHealth Group (-56%). The stock was one of our largest holdings this period. The second-largest relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. Another notable relative detractor was our non-benchmark stake in Elevance Health (-47%). This period we decreased our investment in Elevance Health.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2025.
Initial investment of $10,000. Share class performance includes contingent deferred sales charges in the past one year.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$23,061,031,684
Number of Holdings	582
Total Advisory Fee	$208,830,130
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	21.8
Industrials	15.5
Consumer Discretionary	15.2
Information Technology	14.3
Energy	7.8
Health Care	7.4
Consumer Staples	6.9
Materials	5.3
Real Estate	1.4
Utilities	1.2
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 63.3
Japan - 8.0
United Kingdom - 5.5
Canada - 3.0
China - 3.0
Korea (South) - 2.5
France - 2.4
Greece - 1.6
Taiwan - 1.5
Others - 9.2

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
TD SYNNEX Corp	1.4
TotalEnergies SE ADR	1.1
Reinsurance Group of America Inc	1.1
PG&E Corp	1.0
Ovintiv Inc	1.0
Kingboard Holdings Ltd	1.0
Vontier Corp	0.9
JUMBO SA	0.9
Performance Food Group Co	0.8
11.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918480.100    7811-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class I : FLPFX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period October 8, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I A	$ 75	0.91%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by financials. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also lifting the fund's relative result was security selection in energy.
•The fund's stake in Wells Fargo gained roughly 39% and was the top individual relative contributor. The stock was the fund's biggest holding. A stake in Kingboard Holdings gained about 87% and was the second-largest relative contributor. The company was one of our biggest holdings at period end. A stake in Direct Line Insurance Group gained about 76% and notably helped. The stock was not held at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an underweight in industrials, primarily within the capital goods industry. Stock picks in materials also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The biggest individual relative detractor was our non-benchmark stake in UnitedHealth Group (-56%). The stock was one of our largest holdings this period. The second-largest relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. Another notable relative detractor was our non-benchmark stake in Elevance Health (-47%). This period we decreased our investment in Elevance Health.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2025.
Initial investment of $10,000.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$23,061,031,684
Number of Holdings	582
Total Advisory Fee	$208,830,130
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	21.8
Industrials	15.5
Consumer Discretionary	15.2
Information Technology	14.3
Energy	7.8
Health Care	7.4
Consumer Staples	6.9
Materials	5.3
Real Estate	1.4
Utilities	1.2
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 63.3
Japan - 8.0
United Kingdom - 5.5
Canada - 3.0
China - 3.0
Korea (South) - 2.5
France - 2.4
Greece - 1.6
Taiwan - 1.5
Others - 9.2

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
TD SYNNEX Corp	1.4
TotalEnergies SE ADR	1.1
Reinsurance Group of America Inc	1.1
PG&E Corp	1.0
Ovintiv Inc	1.0
Kingboard Holdings Ltd	1.0
Vontier Corp	0.9
JUMBO SA	0.9
Performance Food Group Co	0.8
11.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918484.100    7812-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class Z : FLPGX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period October 8, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z A	$ 66	0.80%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by financials. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also lifting the fund's relative result was security selection in energy.
•The fund's stake in Wells Fargo gained roughly 39% and was the top individual relative contributor. The stock was the fund's biggest holding. A stake in Kingboard Holdings gained about 87% and was the second-largest relative contributor. The company was one of our biggest holdings at period end. A stake in Direct Line Insurance Group gained about 76% and notably helped. The stock was not held at period end. All these contributors were non-benchmark positions.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an underweight in industrials, primarily within the capital goods industry. Stock picks in materials also hampered the fund's result. Also detracting from our result was an overweight in energy.
•The biggest individual relative detractor was our non-benchmark stake in UnitedHealth Group (-56%). The stock was one of our largest holdings this period. The second-largest relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained 302%. Another notable relative detractor was our non-benchmark stake in Elevance Health (-47%). This period we decreased our investment in Elevance Health.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2025.
Initial investment of $10,000.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$23,061,031,684
Number of Holdings	582
Total Advisory Fee	$208,830,130
Portfolio Turnover	22%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	21.8
Industrials	15.5
Consumer Discretionary	15.2
Information Technology	14.3
Energy	7.8
Health Care	7.4
Consumer Staples	6.9
Materials	5.3
Real Estate	1.4
Utilities	1.2
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.8
Short-Term Investments and Net Other Assets (Liabilities) - 2.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 63.3
Japan - 8.0
United Kingdom - 5.5
Canada - 3.0
China - 3.0
Korea (South) - 2.5
France - 2.4
Greece - 1.6
Taiwan - 1.5
Others - 9.2

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.8
TD SYNNEX Corp	1.4
TotalEnergies SE ADR	1.1
Reinsurance Group of America Inc	1.1
PG&E Corp	1.0
Ovintiv Inc	1.0
Kingboard Holdings Ltd	1.0
Vontier Corp	0.9
JUMBO SA	0.9
Performance Food Group Co	0.8
11.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918486.100    7813-TSRA-0925

Item 2.

Code of Ethics

As of the end of the period, July 31, 2025, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Intrinsic Opportunities Fund, Fidelity Value Discovery Fund and Fidelity Value Discovery K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$56,800	$-	$10,600	$1,000
Fidelity Value Discovery Fund	$48,700	$-	$8,500	$700
Fidelity Value Discovery K6 Fund	$35,300	$-	$6,000	$600

July 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$54,500	$-	$11,400	$1,400
Fidelity Value Discovery Fund	$38,400	$-	$8,700	$900
Fidelity Value Discovery K6 Fund	$36,700	$-	$9,700	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund and Fidelity Low-Priced Stock K6 Fund (the “Funds”):

Services Billed by PwC

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$128,100	$6,300	$51,700	$2,100
Fidelity Low-Priced Stock K6 Fund	$101,200	$4,700	$19,900	$1,600

July 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$69,800	$6,500	$34,200	$2,200
Fidelity Low-Priced Stock K6 Fund	$60,500	$5,500	$16,600	$1,900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2025A	July 31, 2024A
Audit-Related Fees	$125,000	$200,000
Tax Fees	$-	$-
All Other Fees	$2,970,400	$1,929,500

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2025A	July 31, 2024A
Audit-Related Fees	$9,680,100	$9,437,800
Tax Fees	$1,000	$61,000
All Other Fees	$-	$35,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2025A	July 31, 2024A
Deloitte Entities	$3,459,600	$4,981,500
PwC	$14,723,900	$15,075,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Value Discovery K6 Fund

Annual Report
July 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Value Discovery K6 Fund
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
CANADA - 2.6%
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Alimentation Couche-Tard Inc	13,038	677,494
Energy - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Canadian Natural Resources Ltd (United States)	27,581	874,318
Imperial Oil Ltd (United States) (a)	13,712	1,144,541
Parex Resources Inc	36,645	434,789
		2,453,648
Materials - 0.6%
Chemicals - 0.6%
Nutrien Ltd (United States)	15,101	895,791
TOTAL CANADA		4,026,933
FRANCE - 0.2%
Information Technology - 0.2%
IT Services - 0.2%
Capgemini SE	2,066	307,579
GERMANY - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
BioNTech SE ADR (b)	1,181	126,958
UNITED KINGDOM - 3.2%
Consumer Staples - 0.5%
Beverages - 0.5%
Diageo PLC	33,898	821,604
Health Care - 1.5%
Pharmaceuticals - 1.5%
Astrazeneca PLC ADR	30,985	2,264,694
Utilities - 1.2%
Multi-Utilities - 1.2%
National Grid PLC	136,178	1,913,585
TOTAL UNITED KINGDOM		4,999,883
UNITED STATES - 92.5%
Communication Services - 7.8%
Entertainment - 1.3%
Walt Disney Co/The	17,977	2,141,240
Interactive Media & Services - 5.1%
Alphabet Inc Class A	28,412	5,452,263
Alphabet Inc Class C	8,411	1,622,145
Meta Platforms Inc Class A	1,100	850,784
		7,925,192
Media - 1.4%
Comcast Corp Class A	64,464	2,142,139
TOTAL COMMUNICATION SERVICES		12,208,571

Consumer Discretionary - 7.8%
Broadline Retail - 2.1%
Amazon.com Inc (b)	14,300	3,347,773
Diversified Consumer Services - 0.8%
H&R Block Inc	23,545	1,279,435
Household Durables - 1.4%
Lennar Corp Class A	6,707	752,392
Mohawk Industries Inc (b)	3,907	447,391
Taylor Morrison Home Corp (b)	2,501	148,259
Toll Brothers Inc	4,901	580,082
TopBuild Corp (b)	801	296,714
		2,224,838
Specialty Retail - 2.8%
Lowe's Cos Inc	5,653	1,263,841
Murphy USA Inc	1,092	395,828
Ross Stores Inc	10,632	1,451,694
Ulta Beauty Inc (b)	2,389	1,230,359
		4,341,722
Textiles, Apparel & Luxury Goods - 0.7%
Lululemon Athletica Inc (b)	3,200	641,696
Tapestry Inc	3,595	388,368
		1,030,064
TOTAL CONSUMER DISCRETIONARY		12,223,832

Consumer Staples - 8.4%
Beverages - 2.0%
Brown-Forman Corp Class B (a)	32,100	926,085
Keurig Dr Pepper Inc	67,216	2,194,602
		3,120,687
Consumer Staples Distribution & Retail - 3.1%
BJ's Wholesale Club Holdings Inc (b)	8,832	935,309
Kroger Co/The	18,300	1,282,830
Target Corp	4,885	490,943
US Foods Holding Corp (b)	18,843	1,570,187
Walgreens Boots Alliance Inc	47,960	558,254
		4,837,523
Food Products - 1.1%
Mondelez International Inc	19,565	1,265,660
Tyson Foods Inc Class A	8,933	467,196
		1,732,856
Household Products - 1.0%
Procter & Gamble Co/The	10,750	1,617,552
Personal Care Products - 1.2%
Kenvue Inc	90,833	1,947,460
TOTAL CONSUMER STAPLES		13,256,078

Energy - 7.6%
Oil, Gas & Consumable Fuels - 7.6%
ConocoPhillips	23,656	2,255,363
Exxon Mobil Corp	56,035	6,255,747
Shell PLC ADR	48,085	3,472,218
		11,983,328
Financials - 23.6%
Banks - 10.9%
Bank of America Corp	96,051	4,540,331
Cullen/Frost Bankers Inc (a)	3,814	485,942
JPMorgan Chase & Co	9,593	2,841,830
M&T Bank Corp	10,526	1,986,256
PNC Financial Services Group Inc/The	12,922	2,458,669
US Bancorp	27,313	1,227,992
Wells Fargo & Co	41,787	3,369,286
		16,910,306
Capital Markets - 3.1%
Bank of New York Mellon Corp/The	13,198	1,338,937
Blackrock Inc	574	634,850
Northern Trust Corp	15,449	2,008,370
State Street Corp	7,649	854,776
		4,836,933
Consumer Finance - 1.2%
Capital One Financial Corp	9,080	1,952,200
Financial Services - 1.9%
Berkshire Hathaway Inc Class B (b)	2,519	1,188,666
PayPal Holdings Inc (b)	10,800	742,607
Visa Inc Class A	3,099	1,070,612
		3,001,885
Insurance - 5.9%
Chubb Ltd	11,859	3,154,968
Fidelity National Financial Inc/US	2,000	112,860
Hartford Insurance Group Inc/The	7,837	974,844
The Travelers Companies, Inc.	12,351	3,214,225
Willis Towers Watson PLC	5,765	1,820,645
		9,277,542
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
Annaly Capital Management Inc	44,145	897,468
TOTAL FINANCIALS		36,876,334

Health Care - 8.8%
Biotechnology - 1.1%
Gilead Sciences Inc	15,162	1,702,541
Health Care Providers & Services - 3.2%
Cigna Group/The	11,656	3,116,582
CVS Health Corp	29,641	1,840,706
		4,957,288
Life Sciences Tools & Services - 1.4%
Thermo Fisher Scientific Inc	4,674	2,185,936
Pharmaceuticals - 3.1%
Elanco Animal Health Inc (b)	70,417	963,304
GSK PLC ADR	56,432	2,096,449
Merck & Co Inc	23,408	1,828,633
		4,888,386
TOTAL HEALTH CARE		13,734,151

Industrials - 15.0%
Aerospace & Defense - 2.5%
L3Harris Technologies Inc	3,564	979,458
Lockheed Martin Corp	2,940	1,237,681
Northrop Grumman Corp	2,121	1,222,990
Textron Inc	5,927	460,943
		3,901,072
Air Freight & Logistics - 2.1%
CH Robinson Worldwide Inc	8,275	954,273
Expeditors International of Washington Inc	3,500	406,840
FedEx Corp	4,203	939,328
United Parcel Service Inc Class B	11,559	995,924
		3,296,365
Building Products - 0.5%
Builders FirstSource Inc (b)	5,727	728,074
Johnson Controls International plc	2,070	217,349
		945,423
Electrical Equipment - 1.1%
Emerson Electric Co	6,000	873,060
Regal Rexnord Corp	5,510	842,369
		1,715,429
Ground Transportation - 2.2%
CSX Corp	36,839	1,309,258
Knight-Swift Transportation Holdings Inc	13,321	566,143
Norfolk Southern Corp	4,685	1,302,430
Werner Enterprises Inc	8,427	233,596
		3,411,427
Machinery - 4.9%
Allison Transmission Holdings Inc	5,847	526,639
Cummins Inc	1,961	720,903
Deere & Co	4,765	2,498,623
Dover Corp	4,741	858,785
Flowserve Corp	5,100	285,804
PACCAR Inc	4,400	434,544
Pentair PLC	15,103	1,543,527
Toro Co/The	600	44,549
Westinghouse Air Brake Technologies Corp	4,017	771,465
		7,684,839
Professional Services - 0.9%
Leidos Holdings Inc	4,400	702,460
Maximus Inc	9,273	684,904
		1,387,364
Trading Companies & Distributors - 0.8%
Ferguson Enterprises Inc	5,487	1,225,412
TOTAL INDUSTRIALS		23,567,331

Information Technology - 7.6%
Communications Equipment - 2.4%
Cisco Systems Inc	54,567	3,714,921
IT Services - 1.7%
Amdocs Ltd	16,328	1,393,758
Cognizant Technology Solutions Corp Class A	9,916	711,572
GoDaddy Inc Class A (b)	3,500	565,530
		2,670,860
Semiconductors & Semiconductor Equipment - 0.7%
Micron Technology Inc	10,954	1,195,520
Software - 2.8%
Gen Digital Inc	71,047	2,095,176
Salesforce Inc	8,833	2,281,829
		4,377,005
TOTAL INFORMATION TECHNOLOGY		11,958,306

Materials - 3.1%
Chemicals - 0.8%
CF Industries Holdings Inc	7,293	677,010
Mosaic Co/The	17,949	646,343
		1,323,353
Construction Materials - 0.8%
CRH PLC	13,958	1,332,291
Containers & Packaging - 0.7%
Crown Holdings Inc	10,445	1,037,815
Metals & Mining - 0.8%
Newmont Corp	20,094	1,247,837
TOTAL MATERIALS		4,941,296

Real Estate - 1.3%
Retail REITs - 0.4%
Simon Property Group Inc	3,778	618,799
Specialized REITs - 0.9%
Crown Castle Inc	6,278	659,755
Lamar Advertising Co Class A	3,313	405,014
Outfront Media Inc	17,679	309,913
		1,374,682
TOTAL REAL ESTATE		1,993,481

Utilities - 1.5%
Electric Utilities - 1.2%
Eversource Energy	14,120	933,332
PG&E Corp	68,033	953,823
		1,887,155
Gas Utilities - 0.3%
UGI Corp	14,133	511,332
TOTAL UTILITIES		2,398,487

TOTAL UNITED STATES		145,141,195
TOTAL COMMON STOCKS (Cost $122,235,195)		154,602,548

Non-Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
KOREA (SOUTH) - 0.3%
Information Technology - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co Ltd (Cost $394,598)	11,365	465,100

Money Market Funds - 2.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.33	2,431,714	2,432,201
Fidelity Securities Lending Cash Central Fund (c)(d)	4.33	1,246,375	1,246,500
TOTAL MONEY MARKET FUNDS (Cost $3,678,701)			3,678,701

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $126,308,494)	158,746,349
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(1,819,167)
NET ASSETS - 100.0%	156,927,182

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	833,835	44,739,591	43,141,225	93,127	-	-	2,432,201	2,431,714	0.0%
Fidelity Securities Lending Cash Central Fund	-	23,629,299	22,382,799	1,039	-	-	1,246,500	1,246,375	0.0%
Total	833,835	68,368,890	65,524,024	94,166	-	-	3,678,701

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	12,208,571	12,208,571	-	-
Consumer Discretionary	12,223,832	12,223,832	-	-
Consumer Staples	14,755,176	13,933,572	821,604	-
Energy	14,436,976	14,436,976	-	-
Financials	36,876,334	36,876,334	-	-
Health Care	16,125,803	16,125,803	-	-
Industrials	23,567,331	23,567,331	-	-
Information Technology	12,265,885	11,958,306	307,579	-
Materials	5,837,087	5,837,087	-	-
Real Estate	1,993,481	1,993,481	-	-
Utilities	4,312,072	2,398,487	1,913,585	-

Non-Convertible Preferred Stocks
Information Technology	465,100	-	465,100	-

Money Market Funds	3,678,701	3,678,701	-	-
Total Investments in Securities:	158,746,349	155,238,481	3,507,868	-
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $1,198,955) - See accompanying schedule:
Unaffiliated issuers (cost $122,629,793)	$155,067,648
Fidelity Central Funds (cost $3,678,701)	3,678,701

Total Investment in Securities (cost $126,308,494)		$158,746,349
Cash		88
Foreign currency held at value (cost $95)		95
Receivable for investments sold		627,450
Receivable for fund shares sold		29,074
Dividends receivable		145,538
Distributions receivable from Fidelity Central Funds		10,985
Total assets		159,559,579
Liabilities
Payable for investments purchased	$1,289,282
Payable for fund shares redeemed	37,082
Accrued management fee	59,533
Collateral on securities loaned	1,246,500
Total liabilities		2,632,397
Net Assets		$156,927,182
Net Assets consist of:
Paid in capital		$110,535,893
Total accumulated earnings (loss)		46,391,289
Net Assets		$156,927,182
Net Asset Value, offering price and redemption price per share ($156,927,182 ÷ 12,626,233 shares)		$12.43
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$3,661,851
Income from Fidelity Central Funds (including $1,039 from security lending)		94,166
Total income		3,756,017
Expenses
Management fee	$738,730
Independent trustees' fees and expenses	670
Total expenses before reductions	739,400
Expense reductions	(517)
Total expenses after reductions		738,883
Net Investment income (loss)		3,017,134
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	15,341,999
Foreign currency transactions	2,316
Total net realized gain (loss)		15,344,315
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(10,324,479)
Assets and liabilities in foreign currencies	3,277
Total change in net unrealized appreciation (depreciation)		(10,321,202)
Net gain (loss)		5,023,113
Net increase (decrease) in net assets resulting from operations		$8,040,247
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,017,134	$3,652,075
Net realized gain (loss)	15,344,315	10,073,860
Change in net unrealized appreciation (depreciation)	(10,321,202)	3,143,984
Net increase (decrease) in net assets resulting from operations	8,040,247	16,869,919
Distributions to shareholders	(15,724,201)	(8,769,141)

Share transactions
Proceeds from sales of shares	46,597,213	46,887,484
Reinvestment of distributions	15,724,201	8,769,141
Cost of shares redeemed	(67,559,839)	(88,196,398)

Net increase (decrease) in net assets resulting from share transactions	(5,238,425)	(32,539,773)
Total increase (decrease) in net assets	(12,922,379)	(24,438,995)

Net Assets
Beginning of period	169,849,561	194,288,556
End of period	$156,927,182	$169,849,561

Other Information
Shares
Sold	3,793,635	3,867,561
Issued in reinvestment of distributions	1,288,707	755,476
Redeemed	(5,494,041)	(7,255,231)
Net increase (decrease)	(411,699)	(2,632,194)

Financial Highlights
Fidelity® Value Discovery K6 Fund

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$13.03	$12.40	$12.99	$14.22	$10.15
Income from Investment Operations
Net investment income (loss) A,B	.23	.24	.21	.21	.19
Net realized and unrealized gain (loss)	.37	.96	.51	(.12)	4.09
Total from investment operations	.60	1.20	.72	.09	4.28
Distributions from net investment income	(.31)	(.22)	(.17)	(.20)	(.21)
Distributions from net realized gain	(.90)	(.35)	(1.14)	(1.12)	-
Total distributions	(1.20) C	(.57)	(1.31)	(1.32)	(.21)
Net asset value, end of period	$12.43	$13.03	$12.40	$12.99	$14.22
Total Return D	4.99%	10.25%	6.14%	.60%	42.84%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.45%	.46%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions, if any	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.84%	2.02%	1.76%	1.52%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$156,927	$169,850	$194,289	$137,450	$180,575
Portfolio turnover rate G	61 % H	29%	43% H	37% H	55%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2025

1. Organization.
Fidelity Value Discovery K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,739,863
Gross unrealized depreciation	(2,507,878)
Net unrealized appreciation (depreciation)	$32,231,985
Tax Cost	$126,514,364

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,679,778
Undistributed long-term capital gain	$13,354,548
Net unrealized appreciation (depreciation) on securities and other investments	$32,236,759

The Fund intends to elect to defer to its next fiscal year $879,796 of capital losses recognized during the period November 1, 2024 to July 31, 2025.

The tax character of distributions paid was as follows:

	July 31, 2025	July 31, 2024
Ordinary Income	$4,203,509	$ 4,167,818
Long-term Capital Gains	11,520,692	4,601,323
Total	$15,724,201	$ 8,769,141

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery K6 Fund	100,064,222	118,847,789

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Value Discovery K6 Fund	59,971	735,247
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Value Discovery K6 Fund	1,781

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Value Discovery K6 Fund	6,393,664	9,539,033	1,306,153
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Value Discovery K6 Fund	106	1	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $517.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Value Discovery K6 Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery K6 Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 11, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2025, $15,847,215, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $83,721 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 84% and 73% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 96.17% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 3.00% and 0.01% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Discovery K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an index that has characteristics relevant to the fund's investment strategies (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2025, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9884003.108
FVDK6-ANN-0925
Fidelity® Value Discovery Fund

Annual Report
July 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Value Discovery Fund
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.4%
	Shares	Value ($)
CANADA - 2.5%
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Alimentation Couche-Tard Inc	237,242	12,327,817
Energy - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Canadian Natural Resources Ltd (United States)	556,063	17,627,197
Imperial Oil Ltd (United States) (a)	263,100	21,960,957
Parex Resources Inc (a)	697,536	8,276,192
		47,864,346
Materials - 0.6%
Chemicals - 0.6%
Nutrien Ltd (United States)	317,227	18,817,906
TOTAL CANADA		79,010,069
FRANCE - 0.2%
Information Technology - 0.2%
IT Services - 0.2%
Capgemini SE	40,626	6,048,256
GERMANY - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
BioNTech SE ADR (b)	16,668	1,791,810
UNITED KINGDOM - 3.1%
Consumer Staples - 0.5%
Beverages - 0.5%
Diageo PLC	658,394	15,957,865
Health Care - 1.4%
Pharmaceuticals - 1.4%
Astrazeneca PLC ADR	621,662	45,437,276
Utilities - 1.2%
Multi-Utilities - 1.2%
National Grid PLC	2,624,323	36,877,208
TOTAL UNITED KINGDOM		98,272,349
UNITED STATES - 91.5%
Communication Services - 7.7%
Entertainment - 1.3%
Walt Disney Co/The	346,719	41,297,700
Interactive Media & Services - 5.1%
Alphabet Inc Class A	573,569	110,067,891
Alphabet Inc Class C	168,500	32,496,910
Meta Platforms Inc Class A	21,600	16,706,304
		159,271,105
Media - 1.3%
Comcast Corp Class A	1,242,826	41,299,108
TOTAL COMMUNICATION SERVICES		241,867,913

Consumer Discretionary - 7.7%
Broadline Retail - 2.1%
Amazon.com Inc (b)	280,400	65,644,444
Diversified Consumer Services - 0.9%
H&R Block Inc	502,412	27,301,068
Household Durables - 1.4%
Lennar Corp Class A	129,193	14,492,871
Mohawk Industries Inc (b)	72,893	8,346,977
Taylor Morrison Home Corp (b)	49,599	2,940,228
Toll Brothers Inc	94,699	11,208,574
TopBuild Corp (b)	17,899	6,630,327
		43,618,977
Specialty Retail - 2.7%
Lowe's Cos Inc	109,574	24,497,459
Murphy USA Inc	20,795	7,537,772
Ross Stores Inc	209,789	28,644,590
Ulta Beauty Inc (b)	48,889	25,178,324
		85,858,145
Textiles, Apparel & Luxury Goods - 0.6%
Lululemon Athletica Inc (b)	63,500	12,733,655
Tapestry Inc	69,065	7,461,092
		20,194,747
TOTAL CONSUMER DISCRETIONARY		242,617,381

Consumer Staples - 8.3%
Beverages - 2.0%
Brown-Forman Corp Class B	622,600	17,962,010
Keurig Dr Pepper Inc	1,352,769	44,167,908
		62,129,918
Consumer Staples Distribution & Retail - 3.1%
BJ's Wholesale Club Holdings Inc (b)	179,653	19,025,253
Kroger Co/The	364,300	25,537,430
Target Corp	98,776	9,926,987
US Foods Holding Corp (b)	368,347	30,694,356
Walgreens Boots Alliance Inc	935,170	10,885,379
		96,069,405
Food Products - 1.1%
Mondelez International Inc	378,772	24,502,761
Tyson Foods Inc Class A	171,990	8,995,077
		33,497,838
Household Products - 0.9%
Procter & Gamble Co/The	204,466	30,765,998
Personal Care Products - 1.2%
Kenvue Inc	1,757,295	37,676,405
TOTAL CONSUMER STAPLES		260,139,564

Energy - 7.6%
Oil, Gas & Consumable Fuels - 7.6%
ConocoPhillips	453,189	43,207,039
Exxon Mobil Corp	1,132,974	126,485,217
Shell PLC ADR	955,866	69,023,084
		238,715,340
Financials - 23.7%
Banks - 10.7%
Bank of America Corp	1,904,090	90,006,335
Cullen/Frost Bankers Inc	63,875	8,138,314
JPMorgan Chase & Co	188,796	55,928,927
M&T Bank Corp	207,839	39,219,219
PNC Financial Services Group Inc/The	257,733	49,038,858
US Bancorp	567,962	25,535,572
Wells Fargo & Co	815,557	65,758,361
		333,625,586
Capital Markets - 3.5%
Bank of New York Mellon Corp/The	254,837	25,853,214
Blackrock Inc	24,677	27,293,009
Northern Trust Corp	325,345	42,294,850
State Street Corp	145,364	16,244,426
		111,685,499
Consumer Finance - 1.2%
Capital One Financial Corp	176,157	37,873,755
Financial Services - 1.9%
Berkshire Hathaway Inc Class B (b)	50,864	24,001,704
PayPal Holdings Inc (b)	212,700	14,625,252
Visa Inc Class A	61,485	21,241,223
		59,868,179
Insurance - 5.8%
Chubb Ltd	231,180	61,503,127
Fidelity National Financial Inc/US	35,512	2,003,942
Hartford Insurance Group Inc/The	162,679	20,235,641
The Travelers Companies, Inc.	249,825	65,014,459
Willis Towers Watson PLC	111,872	35,330,296
		184,087,465
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
Annaly Capital Management Inc	866,884	17,623,752
TOTAL FINANCIALS		744,764,236

Health Care - 8.4%
Biotechnology - 1.1%
Gilead Sciences Inc	298,224	33,487,573
Health Care Providers & Services - 3.0%
Cigna Group/The	225,929	60,408,896
CVS Health Corp	573,138	35,591,870
		96,000,766
Life Sciences Tools & Services - 1.3%
Thermo Fisher Scientific Inc	89,186	41,710,508
Pharmaceuticals - 3.0%
Elanco Animal Health Inc (b)	1,326,174	18,142,060
GSK PLC ADR (a)	1,099,731	40,855,007
Merck & Co Inc	452,823	35,374,533
		94,371,600
TOTAL HEALTH CARE		265,570,447

Industrials - 14.8%
Aerospace & Defense - 2.6%
L3Harris Technologies Inc	79,809	21,933,109
Lockheed Martin Corp	58,871	24,783,514
Northrop Grumman Corp	47,354	27,304,790
Textron Inc	116,980	9,097,535
		83,118,948
Air Freight & Logistics - 2.1%
CH Robinson Worldwide Inc	160,572	18,517,163
Expeditors International of Washington Inc	69,500	8,078,679
FedEx Corp	85,797	19,174,772
United Parcel Service Inc Class B	229,674	19,788,712
		65,559,326
Building Products - 0.5%
Builders FirstSource Inc (b)	104,983	13,346,489
Johnson Controls International plc	32,528	3,415,440
		16,761,929
Electrical Equipment - 1.1%
Emerson Electric Co	119,200	17,344,792
Regal Rexnord Corp	112,881	17,257,247
		34,602,039
Ground Transportation - 2.1%
CSX Corp	696,329	24,747,533
Knight-Swift Transportation Holdings Inc	251,679	10,696,358
Norfolk Southern Corp	91,178	25,347,484
Werner Enterprises Inc	156,273	4,331,887
		65,123,262
Machinery - 4.8%
Allison Transmission Holdings Inc	114,480	10,311,214
Cummins Inc	34,997	12,865,597
Deere & Co	93,570	49,065,301
Dover Corp	96,976	17,566,233
Flowserve Corp	97,000	5,435,880
PACCAR Inc	87,900	8,681,004
Pentair PLC	301,689	30,832,616
Toro Co/The	12,600	935,549
Westinghouse Air Brake Technologies Corp	76,681	14,726,586
		150,419,980
Professional Services - 0.9%
Leidos Holdings Inc	87,300	13,937,445
Maximus Inc	182,566	13,484,325
		27,421,770
Trading Companies & Distributors - 0.7%
Ferguson Enterprises Inc	104,175	23,265,403
TOTAL INDUSTRIALS		466,272,657

Information Technology - 7.6%
Communications Equipment - 2.5%
Cisco Systems Inc	1,159,289	78,924,395
IT Services - 1.6%
Amdocs Ltd	315,627	26,941,921
Cognizant Technology Solutions Corp Class A	190,068	13,639,280
GoDaddy Inc Class A (b)	66,700	10,777,385
		51,358,586
Semiconductors & Semiconductor Equipment - 0.7%
Micron Technology Inc	209,440	22,858,282
Software - 2.8%
Gen Digital Inc	1,377,346	40,617,934
Salesforce Inc	171,895	44,405,635
		85,023,569
TOTAL INFORMATION TECHNOLOGY		238,164,832

Materials - 3.1%
Chemicals - 0.8%
CF Industries Holdings Inc	143,075	13,281,653
Mosaic Co/The	349,935	12,601,159
		25,882,812
Construction Materials - 0.8%
CRH PLC	272,934	26,051,550
Containers & Packaging - 0.7%
Crown Holdings Inc	211,751	21,039,579
Metals & Mining - 0.8%
Newmont Corp	400,632	24,879,247
TOTAL MATERIALS		97,853,188

Real Estate - 1.1%
Retail REITs - 0.3%
Simon Property Group Inc	74,082	12,133,891
Specialized REITs - 0.8%
Crown Castle Inc	113,954	11,975,426
Lamar Advertising Co Class A	64,184	7,846,494
Outfront Media Inc	325,365	5,703,648
		25,525,568
TOTAL REAL ESTATE		37,659,459

Utilities - 1.5%
Electric Utilities - 1.2%
Eversource Energy	276,632	18,285,375
PG&E Corp	1,325,151	18,578,617
		36,863,992
Gas Utilities - 0.3%
UGI Corp	267,134	9,664,908
TOTAL UTILITIES		46,528,900

TOTAL UNITED STATES		2,880,153,917
TOTAL COMMON STOCKS (Cost $2,466,789,098)		3,065,276,401

Non-Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
KOREA (SOUTH) - 0.4%
Information Technology - 0.4%
Technology Hardware, Storage & Peripherals - 0.4%
Samsung Electronics Co Ltd (Cost $10,054,654)	284,680	11,650,223

Money Market Funds - 2.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.33	65,164,785	65,177,818
Fidelity Securities Lending Cash Central Fund (c)(d)	4.33	27,572,343	27,575,100
TOTAL MONEY MARKET FUNDS (Cost $92,752,918)			92,752,918

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $2,569,596,670)	3,169,679,542
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(20,836,577)
NET ASSETS - 100.0%	3,148,842,965

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	45,154,558	623,814,515	603,791,255	2,090,498	-	-	65,177,818	65,164,785	0.1%
Fidelity Securities Lending Cash Central Fund	1,860,000	484,750,859	459,035,759	66,422	-	-	27,575,100	27,572,343	0.1%
Total	47,014,558	1,108,565,374	1,062,827,014	2,156,920	-	-	92,752,918

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	241,867,913	241,867,913	-	-
Consumer Discretionary	242,617,381	242,617,381	-	-
Consumer Staples	288,425,246	272,467,381	15,957,865	-
Energy	286,579,686	286,579,686	-	-
Financials	744,764,236	744,764,236	-	-
Health Care	312,799,533	312,799,533	-	-
Industrials	466,272,657	466,272,657	-	-
Information Technology	244,213,088	238,164,832	6,048,256	-
Materials	116,671,094	116,671,094	-	-
Real Estate	37,659,459	37,659,459	-	-
Utilities	83,406,108	46,528,900	36,877,208	-

Non-Convertible Preferred Stocks
Information Technology	11,650,223	-	11,650,223	-

Money Market Funds	92,752,918	92,752,918	-	-
Total Investments in Securities:	3,169,679,542	3,099,145,990	70,533,552	-
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $26,008,687) - See accompanying schedule:
Unaffiliated issuers (cost $2,476,843,752)	$3,076,926,624
Fidelity Central Funds (cost $92,752,918)	92,752,918

Total Investment in Securities (cost $2,569,596,670)		$3,169,679,542
Foreign currency held at value (cost $325,452)		330,758
Receivable for investments sold		12,300,356
Receivable for fund shares sold		17,671,317
Dividends receivable		1,634,788
Reclaims receivable		2,091,415
Distributions receivable from Fidelity Central Funds		269,097
Prepaid expenses		502
Total assets		3,203,977,775
Liabilities
Payable for investments purchased	$25,266,281
Payable for fund shares redeemed	1,110,821
Accrued management fee	1,136,806
Other payables and accrued expenses	45,802
Collateral on securities loaned	27,575,100
Total liabilities		55,134,810
Net Assets		$3,148,842,965
Net Assets consist of:
Paid in capital		$2,365,294,338
Total accumulated earnings (loss)		783,548,627
Net Assets		$3,148,842,965

Net Asset Value and Maximum Offering Price
Value Discovery :
Net Asset Value, offering price and redemption price per share ($3,086,941,851 ÷ 81,322,423 shares)		$37.96
Class K :
Net Asset Value, offering price and redemption price per share ($61,901,114 ÷ 1,629,830 shares)		$37.98
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$70,191,179
Income from Fidelity Central Funds (including $66,422 from security lending)		2,156,920
Total income		72,348,099
Expenses
Management fee
Basic fee	$19,674,556
Performance adjustment	(4,699,012)
Custodian fees and expenses	42,040
Independent trustees' fees and expenses	12,626
Registration fees	95,265
Audit fees	71,805
Legal	4,440
Interest	878
Miscellaneous	10,703
Total expenses before reductions	15,213,301
Expense reductions	(2,673)
Total expenses after reductions		15,210,628
Net Investment income (loss)		57,137,471
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	186,099,021
Redemptions in-kind	219,837
Foreign currency transactions	20,251
Total net realized gain (loss)		186,339,109
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(103,328,304)
Assets and liabilities in foreign currencies	105,789
Total change in net unrealized appreciation (depreciation)		(103,222,515)
Net gain (loss)		83,116,594
Net increase (decrease) in net assets resulting from operations		$140,254,065
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,137,471	$53,082,331
Net realized gain (loss)	186,339,109	122,166,946
Change in net unrealized appreciation (depreciation)	(103,222,515)	104,226,222
Net increase (decrease) in net assets resulting from operations	140,254,065	279,475,499
Distributions to shareholders	(162,973,359)	(147,607,805)

Share transactions - net increase (decrease)	40,710,463	69,875,667
Total increase (decrease) in net assets	17,991,169	201,743,361

Net Assets
Beginning of period	3,130,851,796	2,929,108,435
End of period	$3,148,842,965	$3,130,851,796

Financial Highlights
Fidelity® Value Discovery Fund

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$38.03	$36.46	$36.10	$37.95	$26.99
Income from Investment Operations
Net investment income (loss) A,B	.68	.66	.48	.45	.40
Net realized and unrealized gain (loss)	1.18	2.74	1.53	(.48)	10.98
Total from investment operations	1.86	3.40	2.01	(.03)	11.38
Distributions from net investment income	(.68)	(.58)	(.44)	(.43)	(.42)
Distributions from net realized gain	(1.25)	(1.26)	(1.21)	(1.40)	-
Total distributions	(1.93)	(1.83) C	(1.65)	(1.82) C	(.42)
Net asset value, end of period	$37.96	$38.03	$36.46	$36.10	$37.95
Total Return D	5.09%	9.99%	5.83%	(.21)%	42.65%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.49%	.64%	.84%	.80%	.75%
Expenses net of fee waivers, if any	.49%	.64%	.83%	.80%	.75%
Expenses net of all reductions, if any	.49%	.64%	.83%	.80%	.74%
Net investment income (loss)	1.82%	1.85%	1.37%	1.20%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$3,086,942	$3,065,870	$2,911,436	$2,895,400	$3,192,073
Portfolio turnover rate G	59 % H	33%	24% H	34% H	36%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Value Discovery Fund Class K

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$38.07	$36.49	$36.13	$37.98	$27.01
Income from Investment Operations
Net investment income (loss) A,B	.71	.70	.51	.49	.44
Net realized and unrealized gain (loss)	1.18	2.74	1.54	(.48)	10.97
Total from investment operations	1.89	3.44	2.05	.01	11.41
Distributions from net investment income	(.73)	(.60)	(.47)	(.46)	(.44)
Distributions from net realized gain	(1.25)	(1.26)	(1.21)	(1.40)	-
Total distributions	(1.98)	(1.86)	(1.69) C	(1.86)	(.44)
Net asset value, end of period	$37.98	$38.07	$36.49	$36.13	$37.98
Total Return D	5.17%	10.10%	5.92%	(.12)%	42.76%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.41%	.52%	.75%	.70%	.65%
Expenses net of fee waivers, if any	.41%	.52%	.74%	.70%	.65%
Expenses net of all reductions, if any	.41%	.52%	.74%	.70%	.65%
Net investment income (loss)	1.89%	1.97%	1.47%	1.30%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$61,901	$64,982	$17,672	$59,650	$87,856
Portfolio turnover rate G	59 % H	33%	24% H	34% H	36%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2025

1. Organization.
Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$651,322,181
Gross unrealized depreciation	(54,293,050)
Net unrealized appreciation (depreciation)	$597,029,131
Tax Cost	$2,572,650,411

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$32,334,433
Undistributed long-term capital gain	$154,066,937
Net unrealized appreciation (depreciation) on securities and other investments	$597,147,257

The tax character of distributions paid was as follows:

	July 31, 2025	July 31, 2024
Ordinary Income	$58,015,574	$ 46,367,591
Long-term Capital Gains	104,957,785	101,240,214
Total	$162,973,359	$ 147,607,805

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Value Discovery Fund	1,850,893,322	1,951,606,971

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Value Discovery Fund	19,643	219,837	735,247
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Value Discovery	.65
Class K	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Value Discovery	.63
Class K	.55

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Value Discovery Fund	Russell 3000 Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Value Discovery. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.15)%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Value Discovery Fund	27,516

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Value Discovery Fund	Borrower	5,653,000	5.59%	878

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Value Discovery Fund	152,689,760	93,252,602	12,825,155
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Value Discovery Fund	3,552
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Value Discovery Fund	6,915	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,673.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2025	Year ended July 31, 2024
Fidelity Value Discovery Fund
Distributions to shareholders
Value Discovery	$159,609,686	$146,729,501
Class K	3,363,673	878,304
Total	$162,973,359	$147,607,805
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2025	Year ended July 31, 2024	Year ended July 31, 2025	Year ended July 31, 2024
Fidelity Value Discovery Fund
Value Discovery
Shares sold	21,472,566	21,038,331	$798,650,113	$741,432,712
Reinvestment of distributions	2,570,570	2,752,672	94,828,810	93,601,712
Shares redeemed	(23,338,672)	(23,025,819)	(849,906,651)	(809,705,432)
Net increase (decrease)	704,464	765,184	$43,572,272	$25,328,992
Class K
Shares sold	62,913	1,357,602	$2,342,212	$49,421,718
Reinvestment of distributions	91,149	25,815	3,363,673	878,304
Shares redeemed	(231,125)	(160,797)	(8,567,694)	(5,753,347)
Net increase (decrease)	(77,063)	1,222,620	$(2,861,809)	$44,546,675
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
13. Proposed Reorganization.
The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Advisor Equity Value Fund. Pursuant to the Agreement the Fund will acquire all the assets and assume all the liabilities of the Fidelity Advisor Equity Value Fund. The reorganization will be accomplished by an exchange of corresponding shares of the Fund for shares of Fidelity Advisor Equity Value Fund at their net asset value on the date the reorganization is effective. The reorganization provides shareholders of Fidelity Advisor Equity Value Fund access to a larger portfolio with a similar investment objective.

The Fidelity Advisor Equity Value Fund shareholders approved the reorganization which is expected to become effective during September 2025. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Value Discovery Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2025, $182,461,584, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $2,722,901 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Value Discovery designates 93% and 83%; and Class K designates 85% and 80% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Value Discovery and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an index that has characteristics relevant to the fund's investment strategies (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2025, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.788864.122
FVD-ANN-0925
Fidelity® Series Intrinsic Opportunities Fund

Annual Report
July 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Intrinsic Opportunities Fund
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
AUSTRIA - 0.5%
Materials - 0.5%
Construction Materials - 0.4%
Wienerberger AG	306,200	10,315,335
Containers & Packaging - 0.1%
Mayr Melnhof Karton AG	36,100	3,085,679
TOTAL AUSTRIA		13,401,014
BAILIWICK OF JERSEY - 0.4%
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
Aptiv PLC	180,600	12,396,384
CANADA - 1.0%
Consumer Staples - 0.8%
Consumer Staples Distribution & Retail - 0.8%
Alimentation Couche-Tard Inc	400,200	20,795,612
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Parkland Corp	214,021	6,040,965
TOTAL CANADA		26,836,577
CHINA - 0.9%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Shenzhou International Group Holdings Ltd	384,100	2,764,276
Health Care - 0.3%
Health Care Providers & Services - 0.3%
Sinopharm Group Co Ltd H Shares	3,767,437	9,055,520
Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
Kingboard Holdings Ltd	1,769,300	6,337,859
VSTECS Holdings Ltd	5,253,800	6,080,296
		12,418,155
TOTAL CHINA		24,237,951
FRANCE - 1.1%
Communication Services - 0.0%
Media - 0.0%
IPSOS SA	19,400	874,501
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Maisons du Monde SA (a)(b)(c)(d)	240,700	608,431
Mr Bricolage SA (a)	144,948	1,343,167
		1,951,598
Consumer Staples - 0.0%
Food Products - 0.0%
Societe LDC SADIR	17,300	1,828,180
Energy - 0.4%
Energy Equipment & Services - 0.0%
Vallourec SACA	37,400	699,326
Oil, Gas & Consumable Fuels - 0.4%
TotalEnergies SE ADR	169,183	10,074,848
TOTAL ENERGY		10,774,174

Industrials - 0.2%
Ground Transportation - 0.2%
Stef SA	29,960	4,526,803
Information Technology - 0.4%
IT Services - 0.4%
Sopra Steria Group	54,100	11,693,351
TOTAL FRANCE		31,648,607
GERMANY - 0.3%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Mercedes-Benz Group AG	37,900	2,145,908
Industrials - 0.2%
Machinery - 0.2%
JOST Werke SE (b)(d)	113,400	6,690,605
TOTAL GERMANY		8,836,513
GREECE - 1.0%
Consumer Discretionary - 0.6%
Distributors - 0.1%
Autohellas Tourist and Trading SA	237,000	2,877,741
Specialty Retail - 0.5%
JUMBO SA	376,500	12,735,176
TOTAL CONSUMER DISCRETIONARY		15,612,917

Consumer Staples - 0.4%
Personal Care Products - 0.4%
Sarantis SA	750,384	11,474,932
TOTAL GREECE		27,087,849
HONG KONG - 0.3%
Communication Services - 0.1%
Media - 0.1%
Pico Far East Holdings Ltd	10,600,000	3,453,882
Financials - 0.2%
Consumer Finance - 0.2%
Aeon Credit Service Asia Co Ltd	4,561,940	4,270,723
Materials - 0.0%
Chemicals - 0.0%
EcoGreen International Group Ltd (a)(e)	1,000,000	1
TOTAL HONG KONG		7,724,606
INDIA - 0.1%
Industrials - 0.0%
Building Products - 0.0%
Euro Ceramics Ltd (a)(e)	5,000	0
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Redington Ltd	739,442	2,101,205
TOTAL INDIA		2,101,205
IRELAND - 0.1%
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
AerCap Holdings NV	33,700	3,614,325
ITALY - 0.4%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Brembo NV	53,200	511,497
Consumer Staples - 0.4%
Beverages - 0.2%
Coca-Cola HBC AG	110,900	5,779,316
Consumer Staples Distribution & Retail - 0.2%
MARR SpA (c)	406,500	4,768,869
TOTAL CONSUMER STAPLES		10,548,185

TOTAL ITALY		11,059,682
JAPAN - 2.4%
Consumer Discretionary - 0.1%
Automobile Components - 0.0%
Daikyonishikawa Corp	8,053	38,015
Specialty Retail - 0.1%
ARCLANDS CORP	345,500	3,989,231
TOTAL CONSUMER DISCRETIONARY		4,027,246

Consumer Staples - 0.1%
Food Products - 0.1%
S Foods Inc	68,100	1,198,977
Household Products - 0.0%
Transaction Co Ltd	32,500	563,728
TOTAL CONSUMER STAPLES		1,762,705

Financials - 0.1%
Financial Services - 0.1%
Zenkoku Hosho Co Ltd	85,000	1,813,489
Industrials - 1.1%
Air Freight & Logistics - 0.1%
Hamakyorex Co Ltd	380,800	3,684,697
Machinery - 0.3%
Daiwa Industries Ltd	598,600	6,653,900
Tocalo Co Ltd	149,700	2,003,169
		8,657,069
Professional Services - 0.1%
Altech Corp	35,953	653,486
Quick Co Ltd	92,427	1,431,222
Will Group Inc	102,800	655,102
		2,739,810
Trading Companies & Distributors - 0.6%
ITOCHU Corp	119,000	6,241,861
Mitani Corp	439,600	6,440,121
Totech Corp	65,643	1,233,616
		13,915,598
TOTAL INDUSTRIALS		28,997,174

Information Technology - 0.8%
Electronic Equipment, Instruments & Components - 0.0%
Riken Keiki Co Ltd	50,800	1,069,519
IT Services - 0.1%
TDC Soft Inc	226,914	1,971,771
Semiconductors & Semiconductor Equipment - 0.4%
Renesas Electronics Corp	690,600	8,399,812
SUMCO Corp	483,400	3,780,575
		12,180,387
Software - 0.2%
Cresco Ltd	201,600	2,287,545
System Research Co Ltd	187,600	2,711,454
		4,998,999
Technology Hardware, Storage & Peripherals - 0.1%
MCJ Co Ltd	366,800	3,410,058
TOTAL INFORMATION TECHNOLOGY		23,630,734

Materials - 0.1%
Chemicals - 0.1%
C Uyemura & Co Ltd	41,800	2,677,235
Utilities - 0.1%
Electric Utilities - 0.1%
Kansai Electric Power Co Inc/The	341,400	4,098,999
TOTAL JAPAN		67,007,582
KOREA (SOUTH) - 0.2%
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
InBody Co Ltd	27,500	469,464
Value Added Technology Co Ltd	55,500	936,336
		1,405,800
Materials - 0.2%
Chemicals - 0.2%
Soulbrain Co Ltd	29,800	5,022,864
TOTAL KOREA (SOUTH)		6,428,664
MEXICO - 0.0%
Health Care - 0.0%
Pharmaceuticals - 0.0%
Genomma Lab Internacional SAB de CV	1,685,400	1,949,400
NETHERLANDS - 0.5%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Acomo NV	173,300	4,400,381
Financials - 0.4%
Capital Markets - 0.1%
Van Lanschot Kempen NV depository receipt	24,700	1,615,152
Insurance - 0.3%
ASR Nederland NV	61,500	4,095,927
NN Group NV	61,102	4,125,203
		8,221,130
TOTAL FINANCIALS		9,836,282

TOTAL NETHERLANDS		14,236,663
NORWAY - 0.2%
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Europris ASA (b)(d)	496,226	4,670,103
PUERTO RICO - 0.7%
Financials - 0.7%
Banks - 0.2%
First BanCorp/Puerto Rico	300,100	6,251,083
Financial Services - 0.5%
EVERTEC Inc	355,300	12,844,095
TOTAL PUERTO RICO		19,095,178
SINGAPORE - 0.1%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Hour Glass Ltd/The	1,753,400	2,695,366
SPAIN - 0.6%
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
CIE Automotive SA	378,000	11,366,694
Financials - 0.1%
Banks - 0.1%
Bankinter SA	155,300	2,215,355
Industrials - 0.1%
Air Freight & Logistics - 0.1%
Logista Integral SA	124,500	3,944,124
TOTAL SPAIN		17,526,173
SWEDEN - 0.3%
Industrials - 0.3%
Electrical Equipment - 0.2%
AQ Group AB	316,320	6,459,368
Trading Companies & Distributors - 0.1%
Alligo AB B Shares	236,687	2,538,717
Momentum Group AB B Shares	19,640	311,776
		2,850,493
TOTAL SWEDEN		9,309,861
SWITZERLAND - 0.3%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
Garrett Motion Inc	645,100	8,412,104
UNITED KINGDOM - 1.8%
Communication Services - 0.1%
Media - 0.1%
WPP PLC	327,600	1,773,754
Consumer Discretionary - 0.5%
Broadline Retail - 0.2%
B&M European Value Retail SA	1,435,000	4,252,678
Distributors - 0.3%
Inchcape PLC	831,700	7,710,660
Diversified Consumer Services - 0.0%
ME Group International PLC	357,100	1,051,677
Specialty Retail - 0.0%
Dunelm Group PLC	129,500	2,079,654
TOTAL CONSUMER DISCRETIONARY		15,094,669

Consumer Staples - 0.2%
Tobacco - 0.2%
Imperial Brands PLC	132,400	5,160,871
Industrials - 1.0%
Industrial Conglomerates - 0.4%
DCC PLC	184,600	11,604,499
Passenger Airlines - 0.2%
JET2 PLC	252,465	5,424,709
Trading Companies & Distributors - 0.4%
RS GROUP PLC	1,412,049	10,424,358
TOTAL INDUSTRIALS		27,453,566

TOTAL UNITED KINGDOM		49,482,860
UNITED STATES - 83.4%
Communication Services - 1.2%
Interactive Media & Services - 0.3%
Cars.com Inc (a)	635,900	8,184,033
Media - 0.7%
Comcast Corp Class A	405,800	13,484,734
Thryv Holdings Inc (a)	466,144	6,134,455
		19,619,189
Wireless Telecommunication Services - 0.2%
Gogo Inc (a)	293,100	4,648,566
TOTAL COMMUNICATION SERVICES		32,451,788

Consumer Discretionary - 11.1%
Automobile Components - 1.3%
Adient PLC (a)	316,500	6,785,760
LCI Industries	52,600	4,997,000
Lear Corp	92,900	8,759,541
Patrick Industries Inc	163,650	15,913,326
		36,455,627
Automobiles - 0.9%
General Motors Co	282,500	15,068,550
Harley-Davidson Inc	437,600	10,646,808
		25,715,358
Broadline Retail - 0.5%
eBay Inc	36,400	3,339,700
Macy's Inc	755,700	9,544,491
		12,884,191
Diversified Consumer Services - 0.2%
Carriage Services Inc	116,300	5,224,196
Laureate Education Inc (a)	171,396	3,873,549
		9,097,745
Hotels, Restaurants & Leisure - 0.4%
Cheesecake Factory Inc/The (c)	160,300	10,244,773
Household Durables - 2.2%
DR Horton Inc	86,500	12,355,660
KB Home	158,830	8,776,946
M/I Homes Inc (a)	16,919	2,033,494
Meritage Homes Corp	105,175	7,082,485
Somnigroup International Inc	197,800	14,316,764
TopBuild Corp (a)	31,300	11,594,459
Tri Pointe Homes Inc (a)	139,386	4,293,089
		60,452,897
Leisure Products - 0.4%
BRP Inc Subordinate Voting Shares	59,800	3,023,663
Brunswick Corp/DE	125,500	7,315,395
		10,339,058
Specialty Retail - 2.7%
Academy Sports & Outdoors Inc	233,100	11,839,149
Advance Auto Parts Inc (c)	153,900	8,167,473
Bath & Body Works Inc	205,900	5,962,864
Caleres Inc (c)	221,967	3,047,607
Dick's Sporting Goods Inc	94,600	20,008,846
Signet Jewelers Ltd	111,479	8,817,989
Ulta Beauty Inc (a)	35,800	18,437,358
		76,281,286
Textiles, Apparel & Luxury Goods - 2.5%
Crocs Inc (a)	112,200	11,189,706
Levi Strauss & Co Class A	482,900	9,508,301
Oxford Industries Inc	99,800	3,810,364
PVH Corp	124,700	9,155,474
Steven Madden Ltd (c)	302,613	7,264,225
VF Corp (c)	534,900	6,269,028
Wolverine World Wide Inc	1,025,887	23,164,529
		70,361,627
TOTAL CONSUMER DISCRETIONARY		311,832,562

Consumer Staples - 3.8%
Beverages - 1.2%
Constellation Brands Inc Class A	61,800	10,323,072
Primo Brands Corp Class A	841,100	23,222,771
		33,545,843
Consumer Staples Distribution & Retail - 2.0%
Albertsons Cos Inc Class A	794,700	15,274,134
Grocery Outlet Holding Corp (a)	279,200	3,677,064
Performance Food Group Co (a)	357,600	35,903,040
		54,854,238
Food Products - 0.6%
Armanino Foods of Distinction Inc	136,328	1,139,770
Lamb Weston Holdings Inc	210,000	11,984,700
Smithfield Foods Inc	166,700	4,020,804
		17,145,274
TOTAL CONSUMER STAPLES		105,545,355

Energy - 6.8%
Energy Equipment & Services - 0.3%
Cactus Inc Class A	236,800	10,019,008
Oil, Gas & Consumable Fuels - 6.5%
Antero Resources Corp (a)	615,900	21,513,387
Chord Energy Corp	193,900	21,392,987
Core Natural Resources Inc	202,609	14,954,570
Diamondback Energy Inc	217,900	32,393,014
Energy Transfer LP	690,500	12,456,620
Gulfport Energy Corp (a)	49,800	8,671,674
Northern Oil & Gas Inc (c)	349,000	9,827,840
Ovintiv Inc	612,300	25,214,514
Range Resources Corp	635,400	23,331,888
Shell PLC	310,245	11,148,073
Unit Corp	9,900	277,299
		181,181,866
TOTAL ENERGY		191,200,874

Financials - 23.8%
Banks - 11.4%
ACNB Corp	25,200	1,060,920
Associated Banc-Corp	1,016,200	25,140,788
Bar Harbor Bankshares	45,972	1,335,027
Cadence Bank	599,800	20,903,030
Camden National Corp	44,243	1,668,404
Citigroup Inc	302,000	28,297,400
East West Bancorp Inc	141,900	14,225,475
FNB Corp/PA	1,063,800	16,297,416
KeyCorp	1,159,200	20,772,864
Nicolet Bankshares Inc	21,200	2,734,800
Old National Bancorp/IN	535,600	11,306,516
Plumas Bancorp	133,092	5,491,376
QCR Holdings Inc	128,900	9,151,900
Southern Missouri Bancorp Inc	88,100	4,765,329
Synovus Financial Corp	434,000	20,502,160
Union Bankshares Inc/Morrisville VT (c)	42,700	1,161,867
United Community Banks Inc/GA (c)	595,200	18,153,600
US Bancorp	444,800	19,998,208
Washington Trust Bancorp Inc	131,900	3,553,386
Webster Financial Corp	407,400	23,486,610
Wells Fargo & Co	599,300	48,321,559
West BanCorp Inc (c)	164,600	2,961,154
Wintrust Financial Corp	138,300	17,699,634
		318,989,423
Capital Markets - 5.8%
AllianceBernstein Holding LP	434,800	17,735,492
Bank of New York Mellon Corp/The	67,300	6,827,585
Federated Hermes Inc Class B (c)	401,500	19,902,355
Lazard Inc	466,922	24,270,606
LPL Financial Holdings Inc	54,000	21,369,420
Raymond James Financial Inc	159,700	26,690,661
SEI Investments Co	75,300	6,635,436
State Street Corp	108,000	12,069,000
Stifel Financial Corp	226,900	25,893,828
		161,394,383
Consumer Finance - 1.1%
Capital One Financial Corp	56,346	12,114,390
OneMain Holdings Inc	318,500	18,406,115
		30,520,505
Financial Services - 0.6%
Corpay Inc (a)	46,400	14,989,520
Federal Agricultural Mortgage Corp Class C	30,100	5,185,327
		20,174,847
Insurance - 4.9%
American Financial Group Inc/OH	113,100	14,126,190
First American Financial Corp	259,800	15,600,990
Hartford Insurance Group Inc/The	83,500	10,386,565
Primerica Inc	58,600	15,565,918
Reinsurance Group of America Inc	153,800	29,598,810
Selective Insurance Group Inc	181,800	14,174,946
Stewart Information Services Corp	172,599	11,206,853
The Travelers Companies, Inc.	38,700	10,071,288
Unum Group	237,100	17,026,151
		137,757,711
TOTAL FINANCIALS		668,836,869

Health Care - 7.3%
Biotechnology - 0.9%
Gilead Sciences Inc	231,200	25,961,448
Health Care Providers & Services - 5.0%
Cigna Group/The	25,800	6,898,404
CVS Health Corp	219,500	13,630,950
Elevance Health Inc	23,100	6,539,148
Henry Schein Inc (a)	264,200	17,873,130
Labcorp Holdings Inc	104,500	27,178,360
Quest Diagnostics Inc	82,200	13,761,102
Tenet Healthcare Corp (a)	97,000	15,644,160
UnitedHealth Group Inc	70,500	17,593,980
Universal Health Services Inc Class B	112,600	18,742,270
		137,861,504
Life Sciences Tools & Services - 0.7%
Avantor Inc (a)	299,500	4,025,280
ICON PLC (a)	92,300	15,616,237
		19,641,517
Pharmaceuticals - 0.7%
Elanco Animal Health Inc (a)	1,508,000	20,629,440
TOTAL HEALTH CARE		204,093,909

Industrials - 12.9%
Aerospace & Defense - 1.0%
Cadre Holdings Inc (c)	159,200	5,264,744
Huntington Ingalls Industries Inc	69,300	19,324,998
V2X Inc (a)	74,400	3,525,072
		28,114,814
Air Freight & Logistics - 0.1%
Radiant Logistics Inc (a)	533,350	3,152,098
Building Products - 1.6%
Builders FirstSource Inc (a)	91,900	11,683,247
Gibraltar Industries Inc (a)	108,100	7,137,843
Hayward Holdings Inc (a)	788,352	12,124,854
Janus International Group Inc (a)	1,729,700	14,823,529
		45,769,473
Commercial Services & Supplies - 0.4%
Brady Corp Class A	146,700	10,352,619
Construction & Engineering - 0.1%
Bowman Consulting Group Ltd (a)	88,800	3,079,583
Electrical Equipment - 0.9%
Acuity Inc	44,600	13,886,210
Allient Inc	297,900	12,008,349
		25,894,559
Ground Transportation - 0.2%
Proficient Auto Logistics Inc (a)(c)	195,085	1,348,037
Universal Logistics Holdings Inc	171,038	4,092,940
		5,440,977
Machinery - 3.6%
Blue Bird Corp (a)	171,100	7,663,569
Enpro Inc	53,700	11,406,417
Esab Corp	44,900	6,024,233
Gates Industrial Corp PLC (a)	699,600	17,350,080
Hillenbrand Inc	470,100	9,735,771
Hillman Solutions Corp Class A (a)	135,200	1,066,728
Miller Industries Inc/TN (c)	146,400	5,965,800
Terex Corp	337,423	17,161,334
Timken Co/The	270,400	20,574,736
Toro Co/The	58,200	4,321,350
		101,270,018
Professional Services - 2.6%
Barrett Business Services Inc	118,200	5,433,654
CACI International Inc (a)	21,800	10,040,426
Genpact Ltd	479,200	21,108,760
KBR Inc	249,000	11,638,260
Maximus Inc	181,200	13,383,432
Science Applications International Corp	106,300	11,850,324
		73,454,856
Trading Companies & Distributors - 2.4%
Core & Main Inc Class A (a)	275,400	17,526,456
Ferguson Enterprises Inc	19,700	4,399,601
Global Industrial Co	381,996	13,010,784
GMS Inc (a)	99,828	10,945,142
Rush Enterprises Inc Class A	371,850	20,131,959
		66,013,942
TOTAL INDUSTRIALS		362,542,939

Information Technology - 9.3%
Electronic Equipment, Instruments & Components - 5.5%
Advanced Energy Industries Inc	78,900	10,960,788
Belden Inc	118,800	14,689,620
CDW Corp/DE	29,300	5,109,334
Crane NXT Co (c)	442,212	26,240,860
Insight Enterprises Inc (a)	52,600	6,237,308
Jabil Inc	40,500	9,038,385
Methode Electronics Inc	338,669	2,221,669
Sanmina Corp (a)	130,300	15,120,012
TD SYNNEX Corp	247,393	35,721,075
Vontier Corp	707,000	29,319,290
		154,658,341
IT Services - 1.5%
Amdocs Ltd	220,800	18,847,488
Cognizant Technology Solutions Corp Class A	308,700	22,152,312
		40,999,800
Semiconductors & Semiconductor Equipment - 1.4%
Diodes Inc (a)	245,400	12,115,398
Micron Technology Inc	110,300	12,038,142
MKS Inc	162,600	15,476,268
		39,629,808
Technology Hardware, Storage & Peripherals - 0.9%
Dell Technologies Inc Class C	120,200	15,949,338
Seagate Technology Holdings PLC	66,900	10,503,969
		26,453,307
TOTAL INFORMATION TECHNOLOGY		261,741,256

Materials - 4.6%
Chemicals - 1.0%
Axalta Coating Systems Ltd (a)	517,500	14,655,600
Element Solutions Inc	440,000	10,384,000
Perimeter Solutions Inc	183,966	2,967,372
		28,006,972
Construction Materials - 0.8%
Eagle Materials Inc	77,400	17,360,046
RHI Magnesita NV	133,700	4,228,873
		21,588,919
Containers & Packaging - 2.5%
Graphic Packaging Holding CO (c)	603,900	13,503,204
International Paper Co	347,500	16,242,150
Packaging Corp of America	72,100	13,969,375
Silgan Holdings Inc	595,500	27,708,615
		71,423,344
Metals & Mining - 0.3%
Warrior Met Coal Inc (c)	145,400	7,470,652
TOTAL MATERIALS		128,489,887

Real Estate - 1.7%
Industrial REITs - 0.4%
STAG Industrial Inc Class A	308,200	10,580,506
Real Estate Management & Development - 0.7%
Jones Lang LaSalle Inc (a)	69,100	18,681,876
Residential REITs - 0.5%
Camden Property Trust	79,100	8,637,720
Mid-America Apartment Communities Inc	32,200	4,586,246
		13,223,966
Specialized REITs - 0.1%
Outfront Media Inc	273,700	4,797,961
TOTAL REAL ESTATE		47,284,309

Utilities - 0.9%
Electric Utilities - 0.9%
PG&E Corp	1,860,600	26,085,612
TOTAL UNITED STATES		2,340,105,360
TOTAL COMMON STOCKS (Cost $2,171,428,720)		2,709,864,027

Money Market Funds - 5.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.33	63,933,869	63,946,656
Fidelity Securities Lending Cash Central Fund (f)(g)	4.33	89,005,129	89,014,030
TOTAL MONEY MARKET FUNDS (Cost $152,960,686)			152,960,686

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $2,324,389,406)	2,862,824,713
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(56,416,307)
NET ASSETS - 100.0%	2,806,408,406

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $11,969,139 or 0.4% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,969,139 or 0.4% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	161,947,230	644,336,379	742,336,953	3,464,776	-	-	63,946,656	63,933,869	0.1%
Fidelity Securities Lending Cash Central Fund	67,563,946	513,559,989	492,109,905	224,142	-	-	89,014,030	89,005,129	0.3%
Total	229,511,176	1,157,896,368	1,234,446,858	3,688,918	-	-	152,960,686

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	38,553,925	33,326,289	5,227,636	-
Consumer Discretionary	393,481,324	381,848,528	11,632,796	-
Consumer Staples	161,516,221	154,592,645	6,923,576	-
Energy	208,016,013	196,867,940	11,148,073	-
Financials	706,067,896	699,983,684	6,084,212	-
Health Care	216,504,629	206,043,309	10,461,320	-
Industrials	447,079,397	418,082,223	28,997,174	-
Information Technology	311,584,701	273,434,607	38,150,094	-
Materials	149,591,001	141,890,901	7,700,099	1
Real Estate	47,284,309	47,284,309	-	-
Utilities	30,184,611	26,085,612	4,098,999	-

Money Market Funds	152,960,686	152,960,686	-	-
Total Investments in Securities:	2,862,824,713	2,732,400,733	130,423,979	1
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $85,853,043) - See accompanying schedule:
Unaffiliated issuers (cost $2,171,428,720)	$2,709,864,027
Fidelity Central Funds (cost $152,960,686)	152,960,686

Total Investment in Securities (cost $2,324,389,406)		$2,862,824,713
Foreign currency held at value (cost $377,772)		373,917
Receivable for investments sold		590,814
Receivable for fund shares sold		23,063,635
Dividends receivable		1,628,529
Reclaims receivable		9,456,376
Distributions receivable from Fidelity Central Funds		250,363
Other receivables		449,875
Total assets		2,898,638,222
Liabilities
Payable for investments purchased	$2,907,301
Payable for fund shares redeemed	4,973
Accrued management fee	809
Other payables and accrued expenses	330,279
Collateral on securities loaned	88,986,454
Total liabilities		92,229,816
Net Assets		$2,806,408,406
Net Assets consist of:
Paid in capital		$2,053,623,390
Total accumulated earnings (loss)		752,785,016
Net Assets		$2,806,408,406
Net Asset Value, offering price and redemption price per share ($2,806,408,406 ÷ 251,467,795 shares)		$11.16
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$55,947,021
Foreign Tax Reclaims		9,389,901
Interest		23,858
Income from Fidelity Central Funds (including $224,142 from security lending)		3,688,918
Total income		69,049,698
Expenses
Custodian fees and expenses	$85,289
Independent trustees' fees and expenses	11,658
Total expenses before reductions	96,947
Expense reductions	(4,433)
Total expenses after reductions		92,514
Net Investment income (loss)		68,957,184
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	298,737,409
Foreign currency transactions	(19,127)
Total net realized gain (loss)		298,718,282
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $91,731)	(286,919,658)
Assets and liabilities in foreign currencies	93,715
Total change in net unrealized appreciation (depreciation)		(286,825,943)
Net gain (loss)		11,892,339
Net increase (decrease) in net assets resulting from operations		$80,849,523
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$68,957,184	$57,516,443
Net realized gain (loss)	298,718,282	235,987,393
Change in net unrealized appreciation (depreciation)	(286,825,943)	249,791,723
Net increase (decrease) in net assets resulting from operations	80,849,523	543,295,559
Distributions to shareholders	(338,182,295)	(581,084,973)

Share transactions
Proceeds from sales of shares	631,957,174	376,430,644
Reinvestment of distributions	338,182,295	581,084,973
Cost of shares redeemed	(942,343,254)	(655,531,817)

Net increase (decrease) in net assets resulting from share transactions	27,796,215	301,983,800
Total increase (decrease) in net assets	(229,536,557)	264,194,386

Net Assets
Beginning of period	3,035,944,963	2,771,750,577
End of period	$2,806,408,406	$3,035,944,963

Other Information
Shares
Sold	57,610,586	34,570,712
Issued in reinvestment of distributions	30,769,784	58,411,695
Redeemed	(85,626,864)	(58,642,547)
Net increase (decrease)	2,753,506	34,339,860

Financial Highlights
Fidelity® Series Intrinsic Opportunities Fund

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$12.21	$12.93	$18.82	$22.41	$15.29
Income from Investment Operations
Net investment income (loss) A,B	.27	.22	.31	.40	.40
Net realized and unrealized gain (loss)	.04	1.72	1.30	(.31)	7.49
Total from investment operations	.31	1.94	1.61	.09	7.89
Distributions from net investment income	(.24)	(.26)	(.35)	(.51)	(.44)
Distributions from net realized gain	(1.11)	(2.40)	(7.15)	(3.17)	(.33)
Total distributions	(1.36) C	(2.66)	(7.50)	(3.68)	(.77)
Net asset value, end of period	$11.16	$12.21	$12.93	$18.82	$22.41
Total Return D	2.99%	20.21%	13.61%	.18%	53.18%
Ratios to Average Net Assets B,E,F
Expenses before reductions	-% G	-% G	.01%	.01%	.01%
Expenses net of fee waivers, if any G	- %	-%	-%	-%	-%
Expenses net of all reductions, if any G	-%	-%	-%	-%	-%
Net investment income (loss)	2.43%	2.03%	2.29%	1.99%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$2,806,408	$3,035,945	$2,771,751	$7,621,850	$13,891,352
Portfolio turnover rate H	34%	21%	35%	18%	10%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2025

1. Organization.
Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$676,415,159
Gross unrealized depreciation	(143,456,464)
Net unrealized appreciation (depreciation)	$532,958,695
Tax Cost	$2,329,866,018

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$45,628,109
Undistributed long-term capital gain	$174,499,889
Net unrealized appreciation (depreciation) on securities and other investments	$532,973,021

The tax character of distributions paid was as follows:

	July 31, 2025	July 31, 2024
Ordinary Income	$60,666,487	$ 65,909,994
Long-term Capital Gains	277,515,808	515,174,979
Total	$338,182,295	$ 581,084,973

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Intrinsic Opportunities Fund	933,365,038	1,199,354,626
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Intrinsic Opportunities Fund	28,330

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Intrinsic Opportunities Fund	82,529,251	65,501,785	17,015,237
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Intrinsic Opportunities Fund	23,778	26	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through November 30, 2028. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $150.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,283.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Series Intrinsic Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2025, $295,383,131, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,289,680 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 58% and 60% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 84.86% and 80.94% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.54% and 1.29% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Intrinsic Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, 529 plans and collective investment trusts that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2027.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.951012.112
O2T-ANN-0925
Fidelity® Low-Priced Stock K6 Fund

Annual Report
July 31, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Low-Priced Stock K6 Fund
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
AUSTRALIA - 0.1%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Amotiv Ltd	341,621	1,922,740
Consumer Staples - 0.1%
Food Products - 0.1%
Inghams Group Ltd	1,042,434	2,308,966
Financials - 0.0%
Insurance - 0.0%
AUB Group Ltd	61,269	1,330,841
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Servcorp Ltd	120,422	456,677
TOTAL AUSTRALIA		6,019,224
AUSTRIA - 0.4%
Materials - 0.4%
Construction Materials - 0.3%
Wienerberger AG	372,348	12,543,743
Containers & Packaging - 0.1%
Mayr Melnhof Karton AG	41,520	3,548,958
TOTAL AUSTRIA		16,092,701
BAILIWICK OF JERSEY - 0.4%
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
Aptiv PLC	217,045	14,897,969
BELGIUM - 0.1%
Information Technology - 0.1%
IT Services - 0.0%
Econocom Group SA/NV	613,912	1,291,900
Semiconductors & Semiconductor Equipment - 0.1%
Melexis NV (a)	15,931	1,227,180
X-Fab Silicon Foundries SE (b)(c)(d)	276,677	2,019,182
		3,246,362
TOTAL BELGIUM		4,538,262
BRAZIL - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Hypera SA	1,309,500	6,012,491
CANADA - 3.1%
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Mty Food Group Inc (a)	180,026	5,016,458
Specialty Retail - 0.1%
Bmtc Group Inc	371,294	3,571,990
Leon's Furniture Ltd	29,649	583,094
		4,155,084
Textiles, Apparel & Luxury Goods - 0.1%
Gildan Activewear Inc	79,380	4,009,675
TOTAL CONSUMER DISCRETIONARY		13,181,217

Consumer Staples - 1.3%
Consumer Staples Distribution & Retail - 1.3%
Alimentation Couche-Tard Inc	619,501	32,191,161
Metro Inc/CN	230,700	17,640,491
North West Co Inc/The	12,017	412,477
		50,244,129
Energy - 1.0%
Energy Equipment & Services - 0.0%
PHX Energy Services Corp	225,157	1,351,982
Oil, Gas & Consumable Fuels - 1.0%
Cenovus Energy Inc	1,731,939	26,361,572
Parkland Corp	517,289	14,601,019
		40,962,591
TOTAL ENERGY		42,314,573

Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Goodfellow Inc	134,069	1,139,819
Richelieu Hardware Ltd	95,895	2,399,451
		3,539,270
Information Technology - 0.1%
Software - 0.1%
Open Text Corp	152,266	4,481,385
Materials - 0.2%
Paper & Forest Products - 0.2%
Stella-Jones Inc	138,376	7,888,511
Western Forest Prods Inc (b)	62,913	604,793
		8,493,304
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Real Matters Inc (b)	573,388	2,106,340
TOTAL CANADA		124,360,218
CHINA - 2.6%
Communication Services - 0.1%
Entertainment - 0.1%
Netease Inc	137,112	3,584,417
Interactive Media & Services - 0.0%
JOYY Inc Class A ADR	32,129	1,612,876
TOTAL COMMUNICATION SERVICES		5,197,293

Consumer Discretionary - 0.5%
Broadline Retail - 0.1%
Vipshop Holdings Ltd Class A ADR	187,816	2,834,143
Household Durables - 0.2%
Chervon Holdings Ltd (a)	2,150,365	4,926,119
Gree Electric Appliances Inc of Zhuhai A Shares (China)	622,246	3,938,252
		8,864,371
Textiles, Apparel & Luxury Goods - 0.2%
Best Pacific International Holdings Ltd (d)	5,587,921	2,049,635
Shenzhou International Group Holdings Ltd	797,409	5,738,762
		7,788,397
TOTAL CONSUMER DISCRETIONARY		19,486,911

Consumer Staples - 0.0%
Food Products - 0.0%
Sunjuice Holdings Co Ltd	37,000	144,953
Personal Care Products - 0.0%
Hengan International Group Co Ltd	254,806	761,209
TOTAL CONSUMER STAPLES		906,162

Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
China Petroleum & Chemical Corp H Shares	10,731,258	6,297,346
Financials - 0.0%
Financial Services - 0.0%
Far East Horizon Ltd	1,834,913	1,855,015
Health Care - 0.6%
Health Care Providers & Services - 0.5%
Sinopharm Group Co Ltd H Shares	7,490,013	18,003,210
Pharmaceuticals - 0.1%
China Medical System Holdings Ltd	2,832,530	4,809,367
Consun Pharmaceutical Group Ltd	642,744	1,127,381
		5,936,748
TOTAL HEALTH CARE		23,939,958

Industrials - 0.2%
Construction & Engineering - 0.0%
Sinopec Engineering Group Co Ltd H Shares	508,873	395,121
Machinery - 0.1%
Haitian International Holdings Ltd	1,215,747	3,295,592
Precision Tsugami China Corp Ltd (d)	220,950	601,770
TK Group Holdings Ltd	1,059,165	327,373
		4,224,735
Marine Transportation - 0.0%
SITC International Holdings Co Ltd	9,350	30,231
Trading Companies & Distributors - 0.0%
Horizon Construction Development Ltd	106,583	15,515
Transportation Infrastructure - 0.1%
Qingdao Port International Co Ltd H Shares (c)(d)	3,108,591	2,584,354
TOTAL INDUSTRIALS		7,249,956

Information Technology - 1.0%
Electronic Equipment, Instruments & Components - 1.0%
Kingboard Holdings Ltd	6,845,123	24,520,109
VSTECS Holdings Ltd	13,365,791	15,468,416
		39,988,525
Utilities - 0.0%
Gas Utilities - 0.0%
China Resources Gas Group Ltd	660,930	1,673,016
TOTAL CHINA		106,594,182
DENMARK - 0.0%
Consumer Staples - 0.0%
Tobacco - 0.0%
Scandinavian Tobacco Group A/S Series A (c)(d)	144,367	1,891,565
FRANCE - 2.5%
Communication Services - 0.1%
Media - 0.1%
IPSOS SA	62,645	2,823,874
Consumer Discretionary - 0.2%
Automobile Components - 0.1%
Cie Generale des Etablissements Michelin SCA Series B	133,673	4,755,619
Household Durables - 0.1%
SEB SA	37,421	2,750,192
Specialty Retail - 0.0%
Maisons du Monde SA (b)(c)(d)	137,243	346,916
Mr Bricolage SA (b)	89,474	829,115
		1,176,031
TOTAL CONSUMER DISCRETIONARY		8,681,842

Energy - 1.2%
Energy Equipment & Services - 0.0%
Vallourec SACA	56,875	1,063,481
Oil, Gas & Consumable Fuels - 1.2%
TotalEnergies SE ADR	771,261	45,928,593
TOTAL ENERGY		46,992,074

Financials - 0.1%
Capital Markets - 0.1%
Antin Infrastructure Partners SA	317,603	4,646,590
Industrials - 0.2%
Commercial Services & Supplies - 0.0%
Societe BIC SA	6,475	394,586
Ground Transportation - 0.2%
Stef SA	50,680	7,657,489
Professional Services - 0.0%
Synergie SA	21,357	838,418
Trading Companies & Distributors - 0.0%
Thermador Groupe	10,249	956,746
TOTAL INDUSTRIALS		9,847,239

Information Technology - 0.6%
IT Services - 0.6%
Alten SA	24,207	1,979,333
Neurones	11,515	568,345
Sopra Steria Group	106,346	22,985,974
		25,533,652
Software - 0.0%
Linedata Services	8,255	640,601
TOTAL INFORMATION TECHNOLOGY		26,174,253

Materials - 0.1%
Containers & Packaging - 0.1%
Groupe Guillin	66,203	2,247,638
TOTAL FRANCE		101,413,510
GERMANY - 0.4%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Mercedes-Benz Group AG	78,656	4,453,525
Financials - 0.1%
Capital Markets - 0.0%
DWS Group GmbH & Co KGaA (c)(d)	24,724	1,488,343
Insurance - 0.1%
Talanx AG	23,250	3,093,736
TOTAL FINANCIALS		4,582,079

Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Takkt AG	302,479	1,860,569
Machinery - 0.0%
JOST Werke SE (c)(d)	10,599	625,341
Stabilus SE	35,663	1,027,640
		1,652,981
Trading Companies & Distributors - 0.0%
Brenntag SE	29,367	1,827,833
TOTAL INDUSTRIALS		5,341,383

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
BRANICKS Group AG (a)(b)	190,134	441,556
Instone Real Estate Group SE (c)(d)	243,481	2,597,996
		3,039,552
TOTAL GERMANY		17,416,539
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Financials - 0.1%
Capital Markets - 0.1%
Patria Investments Ltd Class A	207,720	2,897,694
GREECE - 1.5%
Consumer Discretionary - 0.8%
Distributors - 0.0%
Autohellas Tourist and Trading SA	29,988	364,125
Specialty Retail - 0.8%
JUMBO SA	981,083	33,185,298
TOTAL CONSUMER DISCRETIONARY		33,549,423

Consumer Staples - 0.2%
Personal Care Products - 0.2%
Sarantis SA	511,480	7,821,593
Financials - 0.4%
Banks - 0.4%
Eurobank Ergasias Services and Holdings SA	2,267,421	8,322,264
National Bank of Greece SA	542,640	7,610,715
		15,932,979
Industrials - 0.1%
Industrial Conglomerates - 0.1%
Metlen Energy & Metals SA	104,894	5,791,329
TOTAL GREECE		63,095,324
HONG KONG - 0.3%
Communication Services - 0.0%
Media - 0.0%
Pico Far East Holdings Ltd	2,963,488	965,617
Consumer Discretionary - 0.0%
Diversified Consumer Services - 0.0%
Cross-Harbour Holdings Ltd/The	149,622	151,261
Specialty Retail - 0.0%
Goldlion Holdings Ltd	3,420,355	436,551
Textiles, Apparel & Luxury Goods - 0.0%
Sun Hing Vision Group Holdings Ltd	1,890,847	88,410
Victory City International Holdings Ltd (b)(e)	4,590,144	5
		88,415
TOTAL CONSUMER DISCRETIONARY		676,227

Consumer Staples - 0.0%
Food Products - 0.0%
Pacific Andes International Holdings Ltd (b)(e)	3,104,000	4
Pacific Andes Resources Development Ltd (b)(e)	1,379,862	11
		15
Financials - 0.1%
Consumer Finance - 0.1%
Aeon Credit Service Asia Co Ltd	2,274,354	2,129,168
Industrials - 0.0%
Commercial Services & Supplies - 0.0%
Lion Rock Group Ltd	2,073,922	368,621
Information Technology - 0.2%
Electronic Equipment, Instruments & Components - 0.1%
PAX Global Technology Ltd	4,748,832	4,086,730
Semiconductors & Semiconductor Equipment - 0.1%
ASMPT Ltd	474,080	4,010,584
TOTAL INFORMATION TECHNOLOGY		8,097,314

Materials - 0.0%
Chemicals - 0.0%
EcoGreen International Group Ltd (b)(e)	6,170,931	7
TOTAL HONG KONG		12,236,969
INDIA - 0.5%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Oil & Natural Gas Corp Ltd	1,013,869	2,780,126
Oil India Ltd	430,100	2,153,283
Petronet LNG Ltd	925,700	3,037,472
		7,970,881
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Redington Ltd	3,893,622	11,064,154
TOTAL INDIA		19,035,035
INDONESIA - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Selamat Sempurna Tbk PT	10,982,221	1,322,716
IRELAND - 0.5%
Financials - 0.3%
Banks - 0.3%
AIB Group PLC	785,089	6,193,298
Bank of Ireland Group PLC	365,793	4,927,914
		11,121,212
Industrials - 0.2%
Machinery - 0.0%
Mincon Group Plc	242,097	102,223
Marine Transportation - 0.1%
Irish Continental Group PLC unit	821,456	5,193,449
Trading Companies & Distributors - 0.1%
AerCap Holdings NV	21,427	2,298,046
TOTAL INDUSTRIALS		7,593,718

TOTAL IRELAND		18,714,930
ISLE OF MAN - 0.0%
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Strix Group PLC (b)	1,137,035	632,184
ISRAEL - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Max Stock Ltd	221,490	1,180,011
ITALY - 0.8%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Brembo NV (a)	324,009	3,115,221
Pirelli & C SpA (c)(d)	346,301	2,339,576
		5,454,797
Consumer Staples - 0.3%
Beverages - 0.3%
Coca-Cola HBC AG	248,597	12,955,098
Consumer Staples Distribution & Retail - 0.0%
MARR SpA	43,995	516,129
MARR SpA	9,186	107,766
		623,895
TOTAL CONSUMER STAPLES		13,578,993

Financials - 0.1%
Capital Markets - 0.1%
Banca Generali SpA	60,689	3,396,426
Health Care - 0.1%
Pharmaceuticals - 0.1%
Recordati Industria Chimica e Farmaceutica SpA	73,313	4,216,706
Industrials - 0.1%
Machinery - 0.1%
Interpump Group SpA	62,157	2,550,771
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Sesa SpA	50,572	3,826,356
TOTAL ITALY		33,024,049
JAPAN - 7.9%
Communication Services - 0.0%
Media - 0.0%
RKB Mainichi Holdings Corp	5,687	187,330
Consumer Discretionary - 0.5%
Automobile Components - 0.0%
Daikyonishikawa Corp	80,402	379,550
Automobiles - 0.1%
Isuzu Motors Ltd	227,589	2,916,784
Broadline Retail - 0.0%
ASKUL Corp	16,167	161,472
Distributors - 0.3%
Arata Corp	207,141	4,416,924
Central Automotive Products Ltd	115,017	1,468,613
PALTAC Corp	157,285	4,501,026
		10,386,563
Diversified Consumer Services - 0.0%
Aucnet Inc	68,067	760,117
Gakkyusha Co Ltd	30,837	477,523
JP-Holdings Inc	140,826	504,696
		1,742,336
Household Durables - 0.0%
First Juken Co Ltd	54,957	379,359
FJ Next Holdings Co Ltd	216,335	1,742,360
		2,121,719
Leisure Products - 0.0%
Roland Corp	51,904	1,084,878
Specialty Retail - 0.1%
ARCLANDS CORP	199,179	2,299,772
Hamee Corp	100,603	845,126
Syuppin Co Ltd	48,289	403,193
		3,548,091
TOTAL CONSUMER DISCRETIONARY		22,341,393

Consumer Staples - 1.2%
Consumer Staples Distribution & Retail - 1.1%
Belc Co Ltd	166,215	7,951,830
Cosmos Pharmaceutical Corp	63,567	3,948,876
Create SD Holdings Co Ltd	327,575	7,469,805
G-7 Holdings Inc	256,088	2,219,714
Genky DrugStores Co Ltd	350,635	10,352,682
Halows Co Ltd	198,292	6,510,504
YAKUODO Holdings Co Ltd	21,836	333,284
Yaoko Co Ltd	124,848	8,079,840
		46,866,535
Food Products - 0.1%
Axyz Co Ltd	3,420	68,337
Pickles Holdings Co Ltd	50,321	329,796
S Foods Inc	128,829	2,268,180
		2,666,313
Household Products - 0.0%
Transaction Co Ltd	72,832	1,263,305
TOTAL CONSUMER STAPLES		50,796,153

Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Iwatani Corp	63,468	667,581
Financials - 0.3%
Financial Services - 0.3%
Fuyo General Lease Co Ltd	69,674	1,882,075
Zenkoku Hosho Co Ltd	539,186	11,503,619
		13,385,694
Health Care - 0.3%
Health Care Equipment & Supplies - 0.1%
Fukuda Denshi Co Ltd	80,526	3,747,885
Nakanishi Inc	63,600	818,681
Techno Medica Co Ltd	3,748	46,490
		4,613,056
Health Care Providers & Services - 0.2%
Ship Healthcare Holdings Inc	392,145	5,472,061
WIN-Partners Co Ltd	383,256	3,300,453
		8,772,514
Health Care Technology - 0.0%
Software Service Inc	7,201	648,103
TOTAL HEALTH CARE		14,033,673

Industrials - 2.8%
Air Freight & Logistics - 0.3%
AIT Corp	22,929	283,952
AZ-COM MARUWA Holdings Inc	706,681	5,451,377
Hamakyorex Co Ltd	697,770	6,751,762
Senko Group Holdings Co Ltd	80,388	1,081,959
		13,569,050
Building Products - 0.1%
Kondotec Inc	224,830	2,370,383
Nihon Dengi Co Ltd	86,640	2,859,595
Nihon Flush Co Ltd	157,672	835,038
		6,065,016
Commercial Services & Supplies - 0.1%
CTS Co Ltd	66,095	382,706
Green Cross Holdings Co Ltd	56,547	459,368
Prestige International Inc	382,666	1,664,851
		2,506,925
Construction & Engineering - 0.1%
Dai-Dan Co Ltd	32,088	975,816
Daiichi Kensetsu Corp	60,993	1,247,830
Raiznext Corp	270,411	3,349,664
		5,573,310
Electrical Equipment - 0.0%
Aichi Electric Co Ltd	50,446	1,838,303
Fuji Electric Co Ltd	2,237	111,220
		1,949,523
Ground Transportation - 0.2%
Sakai Moving Service Co Ltd	360,565	6,381,466
Machinery - 0.5%
Anest Iwata Corp	100,403	1,043,702
Daiwa Industries Ltd	118,701	1,319,453
Estic Corp	60,301	396,923
Hosokawa Micron Corp	17,611	628,877
Nadex Co Ltd	95,622	595,823
Shinwa Co Ltd/Nagoya	41,444	936,486
Takeuchi Manufacturing Co Ltd	85,314	3,049,642
Teikoku Electric Manufacturing Co Ltd	97,882	2,193,227
Tocalo Co Ltd	338,477	4,529,237
Trinity Industrial Corp	115,967	876,728
Yamada Corp	8,830	294,671
		15,864,769
Professional Services - 0.3%
Altech Corp	125,420	2,279,648
Artner Co Ltd	39,708	496,127
Careerlink Co Ltd (a)	26,448	393,751
Creek & River Co Ltd	1,960	19,416
Gakujo Co Ltd	44,301	545,696
Ifis Japan Ltd	25,187	104,817
Persol Holdings Co Ltd	3,156,418	6,033,332
Quick Co Ltd	143,684	2,224,931
WDB Holdings Co Ltd	114,243	1,296,069
Will Group Inc	146,838	935,739
		14,329,526
Trading Companies & Distributors - 1.2%
Chori Co Ltd	164,736	4,166,756
Inaba Denki Sangyo Co Ltd	66,890	1,754,156
ITOCHU Corp	321,327	16,854,442
Mitani Corp	482,650	7,070,801
Parker Corp	235,650	1,535,941
Sanyo Trading Co Ltd	49,302	491,972
Senshu Electric Co Ltd	178,332	5,037,082
Totech Corp	357,110	6,711,097
Yamazen Corp	20,828	184,612
Yuasa Trading Co Ltd	72,703	2,258,807
		46,065,666
Transportation Infrastructure - 0.0%
Daito Koun Co Ltd	3,131	16,158
TOTAL INDUSTRIALS		112,321,409

Information Technology - 1.7%
Electronic Equipment, Instruments & Components - 0.4%
Daiwabo Holdings Co Ltd	301,836	5,550,647
Dexerials Corp	253,424	3,663,914
Maruwa Co Ltd/Aichi	10,472	3,156,446
Nippo Ltd	89,086	1,568,502
Riken Keiki Co Ltd	40,522	853,132
		14,792,641
IT Services - 0.4%
Argo Graphics Inc	134,981	4,719,617
Asahi Intelligence Service Co Ltd	37,486	260,643
Avant Group Corp	36,859	369,064
Densan System Holdings Co Ltd	23,015	397,025
DTS Corp	106,874	3,545,861
Future Corp	61,361	959,037
Himacs Ltd	17	135
Information Planning Co	20,160	692,929
TDC Soft Inc	168,969	1,468,258
TIS Inc	87,279	2,784,368
		15,196,937
Semiconductors & Semiconductor Equipment - 0.5%
Japan Material Co Ltd	52,303	476,704
Renesas Electronics Corp	1,082,241	13,163,367
SUMCO Corp	748,762	5,855,919
		19,495,990
Software - 0.3%
Cresco Ltd	169,747	1,926,110
Focus Systems Corp	64,279	609,832
Fukui Computer Holdings Inc	32,102	648,321
KSK Co Ltd/Inagi	89,237	2,638,476
NSW Inc/Japan	28,126	481,887
Pro-Ship Inc	79,816	1,548,624
System Research Co Ltd	36,581	528,719
WingArc1st Inc	119,137	2,849,525
		11,231,494
Technology Hardware, Storage & Peripherals - 0.1%
Elecom Co Ltd	88,422	1,143,655
MCJ Co Ltd	374,335	3,480,109
		4,623,764
TOTAL INFORMATION TECHNOLOGY		65,340,826

Materials - 0.8%
Chemicals - 0.4%
C Uyemura & Co Ltd	132,676	8,497,724
JCU Corp	60,657	1,426,732
Kansai Paint Co Ltd	200,018	2,832,235
Muto Seiko Co	1,221	13,091
		12,769,782
Construction Materials - 0.2%
Mitani Sekisan Co Ltd	163,591	9,358,230
Vertex Corp/Japan	4,792	88,913
		9,447,143
Containers & Packaging - 0.2%
Kohsoku Corp	233,391	4,482,521
Pack Corp/The	685,363	5,150,724
		9,633,245
TOTAL MATERIALS		31,850,170

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Arealink Co Ltd	71,986	1,209,130
Starts Corp Inc	55,242	1,670,374
		2,879,504
Utilities - 0.2%
Electric Utilities - 0.2%
Kansai Electric Power Co Inc/The	594,028	7,132,162
TOTAL JAPAN		320,935,895
KOREA (SOUTH) - 2.0%
Consumer Discretionary - 0.7%
Automobile Components - 0.2%
Snt Holdings Co Ltd	156,602	6,245,683
Household Durables - 0.1%
Cuckoo Holdings Co Ltd	96,050	2,064,956
Textiles, Apparel & Luxury Goods - 0.4%
Handsome Co Ltd	114,478	1,336,831
Youngone Corp	48,504	2,095,462
Youngone Holdings Co Ltd	132,485	13,344,561
		16,776,854
TOTAL CONSUMER DISCRETIONARY		25,087,493

Consumer Staples - 0.3%
Food Products - 0.1%
Otoki Corp	13,533	3,851,722
Tobacco - 0.2%
KT&G Corp	87,130	8,116,473
TOTAL CONSUMER STAPLES		11,968,195

Financials - 0.0%
Capital Markets - 0.0%
Korea Ratings Corp	16,800	1,197,909
Financial Services - 0.0%
Nice Information & Telecom Inc	46,280	811,255
TOTAL FINANCIALS		2,009,164

Health Care - 0.2%
Health Care Equipment & Supplies - 0.1%
InBody Co Ltd	84,200	1,437,414
Interojo Co Ltd	15,800	229,816
Value Added Technology Co Ltd	91,887	1,550,218
Vieworks Co Ltd	42,700	637,808
		3,855,256
Pharmaceuticals - 0.1%
Daewon Pharmaceutical Co Ltd	52,430	495,249
Daihan Pharmaceutical Co Ltd	50,300	1,164,963
Huons Co Ltd	83,366	1,698,889
Korea United Pharm Inc	6,200	93,019
Kwang Dong Pharmaceutical Co Ltd	464,252	2,053,849
		5,505,969
TOTAL HEALTH CARE		9,361,225

Industrials - 0.2%
Commercial Services & Supplies - 0.2%
Fursys Inc	35,664	1,179,563
S-1 Corp	124,870	6,614,147
		7,793,710
Electrical Equipment - 0.0%
Vitzrocell Co Ltd	12,100	269,258
Machinery - 0.0%
Hy-Lok Corp	10,500	228,930
Professional Services - 0.0%
e-Credible Co Ltd	38,775	474,928
TOTAL INDUSTRIALS		8,766,826

Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.0%
MAKUS Inc	69,400	1,218,182
SAMT Co Ltd	15,500	33,903
		1,252,085
IT Services - 0.0%
Gabia Inc	97,100	1,743,687
Technology Hardware, Storage & Peripherals - 0.5%
Samsung Electronics Co Ltd	358,300	18,149,282
TOTAL INFORMATION TECHNOLOGY		21,145,054

Materials - 0.1%
Chemicals - 0.1%
Miwon Commercial Co Ltd	5,490	650,319
Soulbrain Co Ltd	20,700	3,489,036
		4,139,355
TOTAL KOREA (SOUTH)		82,477,312
MALAYSIA - 0.0%
Materials - 0.0%
Chemicals - 0.0%
Scientex BHD	1,830,100	1,396,584
MEXICO - 0.2%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Corporativo Fragua SAB de CV	45,633	1,337,399
Food Products - 0.0%
Gruma SAB de CV Series B	62,700	1,083,631
TOTAL CONSUMER STAPLES		2,421,030

Financials - 0.0%
Insurance - 0.0%
Qualitas Controladora SAB de CV	133,592	1,209,941
Health Care - 0.1%
Health Care Providers & Services - 0.0%
Medica Sur SAB de CV	162,928	397,280
Pharmaceuticals - 0.1%
Genomma Lab Internacional SAB de CV	2,103,757	2,433,288
TOTAL HEALTH CARE		2,830,568

TOTAL MEXICO		6,461,539
NETHERLANDS - 1.3%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Acomo NV	19,062	484,017
Financials - 0.7%
Capital Markets - 0.3%
Van Lanschot Kempen NV depository receipt	170,293	11,135,588
Insurance - 0.4%
ASR Nederland NV	133,065	8,862,187
NN Group NV	116,151	7,841,748
		16,703,935
TOTAL FINANCIALS		27,839,523

Industrials - 0.6%
Electrical Equipment - 0.1%
TKH Group NV depository receipt	137,799	5,686,385
Machinery - 0.5%
Aalberts NV	658,328	21,156,155
TOTAL INDUSTRIALS		26,842,540

TOTAL NETHERLANDS		55,166,080
NEW ZEALAND - 0.0%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hallenstein Glasson Holdings Ltd	106,710	546,467
NORWAY - 0.5%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Europris ASA (c)(d)	466,862	4,393,751
Specialty Retail - 0.0%
Kid ASA (a)(c)(d)	31,321	444,123
TOTAL CONSUMER DISCRETIONARY		4,837,874

Financials - 0.4%
Banks - 0.4%
SpareBank 1 Nord Norge	352,144	5,051,892
Sparebank 1 Oestlandet	358,862	6,692,890
SpareBank 1 Sor-Norge ASA	189,359	3,322,441
		15,067,223
Capital Markets - 0.0%
ABG Sundal Collier Holding ASA	920,836	624,359
TOTAL FINANCIALS		15,691,582

Industrials - 0.0%
Construction & Engineering - 0.0%
Multiconsult ASA (a)(c)(d)	34,572	715,603
Norconsult Norge AS	185,646	779,309
		1,494,912
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Selvaag Bolig ASA	69,890	250,121
TOTAL NORWAY		22,274,489
PERU - 0.1%
Financials - 0.1%
Banks - 0.1%
Intercorp Financial Services Inc (United States) (d)	76,121	2,744,923
PHILIPPINES - 0.1%
Consumer Staples - 0.1%
Food Products - 0.1%
Century Pacific Food Inc	3,068,198	1,935,854
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Robinsons Land Corp	5,791,905	1,440,426
TOTAL PHILIPPINES		3,376,280
POLAND - 0.0%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Eurocash SA	394,804	853,861
PORTUGAL - 0.1%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Ibersol SGPS SA (a)	226,758	2,422,145
Materials - 0.1%
Containers & Packaging - 0.1%
Corticeira Amorim SGPS SA	284,270	2,530,390
TOTAL PORTUGAL		4,952,535
PUERTO RICO - 0.6%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Liberty Latin America Ltd Class C (b)	367,053	2,620,758
Financials - 0.5%
Banks - 0.1%
First BanCorp/Puerto Rico	328,373	6,840,010
Financial Services - 0.4%
EVERTEC Inc	426,313	15,411,215
TOTAL FINANCIALS		22,251,225

TOTAL PUERTO RICO		24,871,983
SINGAPORE - 0.1%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hour Glass Ltd/The	299,703	460,710
Consumer Staples - 0.0%
Food Products - 0.0%
Delfi Ltd	1,208,677	779,677
Industrials - 0.1%
Construction & Engineering - 0.1%
Boustead Singapore Ltd	974,046	1,161,568
Professional Services - 0.0%
HRnetgroup Ltd (d)	740,954	398,980
Trading Companies & Distributors - 0.0%
KS Energy Ltd (b)(e)	921,857	7
TOTAL INDUSTRIALS		1,560,555

Real Estate - 0.0%
Industrial REITs - 0.0%
Mapletree Industrial Trust	804,189	1,253,650
TOTAL SINGAPORE		4,054,592
SPAIN - 0.7%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
CIE Automotive SA	396,680	11,928,414
Financials - 0.2%
Banks - 0.2%
Bankinter SA	404,819	5,774,743
Insurance - 0.0%
Grupo Catalana Occidente SA	9,318	519,988
TOTAL FINANCIALS		6,294,731

Health Care - 0.1%
Health Care Equipment & Supplies - 0.0%
Prim SA	146,604	2,041,114
Pharmaceuticals - 0.1%
Faes Farma SA	528,867	2,628,430
TOTAL HEALTH CARE		4,669,544

Industrials - 0.1%
Air Freight & Logistics - 0.1%
Logista Integral SA	188,972	5,986,579
Materials - 0.0%
Paper & Forest Products - 0.0%
Miquel y Costas & Miquel SA	76,582	1,236,644
TOTAL SPAIN		30,115,912
SWEDEN - 1.4%
Consumer Discretionary - 0.9%
Automobile Components - 0.4%
Autoliv Inc	112,100	12,504,755
Automobiles - 0.0%
Kabe Group AB B Shares	34,403	903,192
Broadline Retail - 0.1%
Rusta AB	555,700	4,351,141
Hotels, Restaurants & Leisure - 0.3%
Betsson AB B Shares	539,553	9,154,915
Household Durables - 0.1%
JM AB	271,143	3,894,344
Specialty Retail - 0.0%
BHG Group AB (b)	709,370	1,689,865
TOTAL CONSUMER DISCRETIONARY		32,498,212

Consumer Staples - 0.0%
Beverages - 0.0%
Viva Wine Group AB	472,246	1,915,179
Industrials - 0.5%
Building Products - 0.0%
Inwido AB	2,630	49,031
Electrical Equipment - 0.3%
AQ Group AB	582,952	11,904,089
Machinery - 0.2%
Beijer Alma AB B Shares	283,129	7,635,524
Trading Companies & Distributors - 0.0%
Alligo AB B Shares	104,351	1,119,275
Momentum Group AB B Shares	28,487	452,218
		1,571,493
TOTAL INDUSTRIALS		21,160,137

Information Technology - 0.0%
IT Services - 0.0%
KNOW IT AB	60,360	721,416
Proact IT Group AB	101,058	1,007,560
		1,728,976
Materials - 0.0%
Chemicals - 0.0%
Kb Components Ab	246,636	1,272,326
Metals & Mining - 0.0%
Boliden AB (b)	24,087	740,381
TOTAL MATERIALS		2,012,707

TOTAL SWEDEN		59,315,211
SWITZERLAND - 0.3%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Garrett Motion Inc	487,186	6,352,905
Financials - 0.1%
Capital Markets - 0.1%
Vontobel Holding AG	43,868	3,208,075
Industrials - 0.0%
Trading Companies & Distributors - 0.0%
Bossard Holding AG Series A	10,218	2,173,802
TOTAL SWITZERLAND		11,734,782
TAIWAN - 1.5%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Formosa Optical Technology Co Ltd	161,000	699,437
Health Care - 0.0%
Health Care Providers & Services - 0.0%
Hi-Clearance Inc	273,882	1,270,000
Pharmaceuticals - 0.0%
Syngen Biotech Co Ltd	55,000	212,958
TOTAL HEALTH CARE		1,482,958

Industrials - 0.0%
Construction & Engineering - 0.0%
United Integrated Services Co Ltd	46,200	1,210,208
Trading Companies & Distributors - 0.0%
Lumax International Corp Ltd	148,200	479,138
TOTAL INDUSTRIALS		1,689,346

Information Technology - 1.5%
Electronic Equipment, Instruments & Components - 0.8%
FLEXium Interconnect Inc (b)	92,700	201,664
Hon Hai Precision Industry Co Ltd	800,900	4,699,053
Simplo Technology Co Ltd	1,016,000	13,840,622
Thinking Electronic Industrial Co Ltd	724,900	3,259,416
Tripod Technology Corp	625,000	5,803,949
Yageo Corp	281,408	4,933,643
		32,738,347
IT Services - 0.0%
Dimerco Data System Corp	177,318	722,040
Semiconductors & Semiconductor Equipment - 0.6%
Parade Technologies Ltd	95,000	1,803,942
Powertech Technology Inc	1,057,000	4,405,057
Taiwan Semiconductor Manufacturing Co Ltd	178,000	6,837,410
Topco Scientific Co Ltd	1,011,031	9,679,111
		22,725,520
Technology Hardware, Storage & Peripherals - 0.1%
TSC Auto ID Technology Co Ltd	480,046	2,936,283
TOTAL INFORMATION TECHNOLOGY		59,122,190

TOTAL TAIWAN		62,993,931
UNITED KINGDOM - 5.7%
Communication Services - 0.2%
Media - 0.2%
4imprint Group PLC	8,773	416,519
Reach PLC	886,143	815,688
WPP PLC	1,050,644	5,688,596
		6,920,803
Consumer Discretionary - 2.1%
Broadline Retail - 0.2%
B&M European Value Retail SA	2,784,571	8,252,184
Distributors - 0.3%
Inchcape PLC	1,425,550	13,216,221
Diversified Consumer Services - 0.1%
ME Group International PLC	1,872,006	5,513,150
Hotels, Restaurants & Leisure - 0.2%
Hollywood Bowl Group PLC	845,888	2,748,120
J D Wetherspoon PLC	391,978	3,898,023
		6,646,143
Household Durables - 0.8%
Barratt Redrow PLC	1,109,733	5,482,693
Bellway PLC	449,567	14,783,645
Vistry Group PLC (b)	1,131,732	8,719,624
		28,985,962
Specialty Retail - 0.3%
Dunelm Group PLC	187,342	3,008,545
JD Sports Fashion PLC	1,990,678	2,246,734
Pets at Home Group Plc	2,409,279	7,279,991
		12,535,270
Textiles, Apparel & Luxury Goods - 0.2%
Coats Group PLC	3,197,484	3,124,840
Dr Martens PLC	4,483,681	4,787,431
		7,912,271
TOTAL CONSUMER DISCRETIONARY		83,061,201

Consumer Staples - 0.5%
Beverages - 0.1%
AG Barr PLC	333,136	3,031,297
Food Products - 0.2%
Carr's Group PLC	292,310	559,757
Nomad Foods Ltd	529,339	8,914,069
		9,473,826
Tobacco - 0.2%
Imperial Brands PLC	206,558	8,051,504
TOTAL CONSUMER STAPLES		20,556,627

Financials - 0.6%
Capital Markets - 0.3%
Rathbones Group PLC	475,309	12,027,055
Insurance - 0.3%
Aviva PLC	1,135,756	9,728,586
Hiscox Ltd	237,922	4,059,615
		13,788,201
TOTAL FINANCIALS		25,815,256

Industrials - 1.7%
Aerospace & Defense - 0.1%
QinetiQ Group PLC	555,422	3,645,585
Building Products - 0.0%
Norcros PLC	139,716	540,631
Commercial Services & Supplies - 0.3%
Mitie Group PLC	7,423,419	13,803,664
Electrical Equipment - 0.0%
Volex PLC	306,156	1,506,109
Industrial Conglomerates - 0.7%
DCC PLC	377,612	23,737,801
Machinery - 0.1%
Bodycote PLC	292,815	2,461,385
Luxfer Holdings PLC	133,212	1,601,208
		4,062,593
Passenger Airlines - 0.2%
JET2 PLC	318,938	6,853,013
Professional Services - 0.0%
Wilmington PLC	388,421	1,744,092
Trading Companies & Distributors - 0.3%
RS GROUP PLC	1,862,158	13,747,258
TOTAL INDUSTRIALS		69,640,746

Information Technology - 0.1%
Software - 0.1%
Pinewood Technologies Group PLC (b)	763,234	4,868,471
Materials - 0.3%
Chemicals - 0.0%
Essentra PLC	1,340,082	1,851,189
Construction Materials - 0.2%
SigmaRoc PLC (b)	5,669,725	8,640,832
Metals & Mining - 0.1%
Hill & Smith PLC	90,283	2,438,299
TOTAL MATERIALS		12,930,320

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
LSL Property Services PLC	212,191	832,283
Savills PLC	493,584	6,381,628
		7,213,911
TOTAL UNITED KINGDOM		231,007,335
UNITED STATES - 62.8%
Communication Services - 0.6%
Interactive Media & Services - 0.2%
Cars.com Inc (b)	498,590	6,416,853
Media - 0.4%
Comcast Corp Class A	410,380	13,636,927
Thryv Holdings Inc (b)	154,024	2,026,956
		15,663,883
Wireless Telecommunication Services - 0.0%
Gogo Inc (b)	243,044	3,854,678
TOTAL COMMUNICATION SERVICES		25,935,414

Consumer Discretionary - 8.4%
Automobile Components - 1.1%
Adient PLC (b)	414,000	8,876,160
LCI Industries	83,759	7,957,105
Lear Corp (a)	110,949	10,461,381
Patrick Industries Inc	200,267	19,473,963
		46,768,609
Automobiles - 0.7%
General Motors Co	311,823	16,632,639
Harley-Davidson Inc	457,886	11,140,366
		27,773,005
Broadline Retail - 0.3%
Macy's Inc (a)	851,327	10,752,260
Diversified Consumer Services - 0.2%
Carriage Services Inc	68,667	3,084,522
Laureate Education Inc (b)	250,887	5,670,046
		8,754,568
Hotels, Restaurants & Leisure - 0.3%
Cheesecake Factory Inc/The (a)	195,730	12,509,104
Household Durables - 1.7%
DR Horton Inc	80,184	11,453,483
KB Home	192,247	10,623,569
M/I Homes Inc (b)	25,736	3,093,210
Meritage Homes Corp	155,573	10,476,286
Somnigroup International Inc	238,910	17,292,306
TopBuild Corp (b)	29,061	10,765,066
Tri Pointe Homes Inc (a)(b)	205,449	6,327,829
		70,031,749
Leisure Products - 0.2%
BRP Inc Subordinate Voting Shares	83,431	4,218,516
Brunswick Corp/DE (a)	97,749	5,697,789
		9,916,305
Specialty Retail - 1.8%
Academy Sports & Outdoors Inc	229,901	11,676,672
Advance Auto Parts Inc (a)	118,918	6,310,978
Bath & Body Works Inc	219,929	6,369,144
Caleres Inc (a)	293,904	4,035,302
Dick's Sporting Goods Inc	96,071	20,319,978
Signet Jewelers Ltd	165,673	13,104,734
Ulta Beauty Inc (b)	26,745	13,773,942
		75,590,750
Textiles, Apparel & Luxury Goods - 2.1%
Crocs Inc (b)	162,327	16,188,872
Levi Strauss & Co Class A	499,975	9,844,508
Oxford Industries Inc (a)	76,689	2,927,986
PVH Corp	143,618	10,544,434
Samsonite Group SA (c)(d)	1,989,009	4,057,001
Steven Madden Ltd	347,482	8,341,305
VF Corp (a)	637,339	7,469,613
Wolverine World Wide Inc	933,209	21,071,859
		80,445,578
TOTAL CONSUMER DISCRETIONARY		342,541,928

Consumer Staples - 2.9%
Beverages - 1.0%
Constellation Brands Inc Class A	60,797	10,155,531
Primo Brands Corp Class A (a)	1,142,280	31,538,351
		41,693,882
Consumer Staples Distribution & Retail - 1.3%
Albertsons Cos Inc Class A	632,651	12,159,552
Grocery Outlet Holding Corp (b)	300,224	3,953,950
Performance Food Group Co (b)	344,278	34,565,512
		50,679,014
Food Products - 0.6%
Armanino Foods of Distinction Inc	270,610	2,262,434
Lamb Weston Holdings Inc	333,621	19,039,750
Smithfield Foods Inc (a)	205,096	4,946,916
		26,249,100
TOTAL CONSUMER STAPLES		118,621,996

Energy - 5.4%
Energy Equipment & Services - 0.3%
Cactus Inc Class A	275,859	11,671,594
Oil, Gas & Consumable Fuels - 5.1%
Antero Resources Corp (b)	611,904	21,373,807
Chord Energy Corp	291,744	32,188,116
Core Natural Resources Inc	239,952	17,710,857
Diamondback Energy Inc	196,321	29,185,080
Energy Transfer LP	509,034	9,182,973
Gulfport Energy Corp (b)	48,562	8,456,101
Northern Oil & Gas Inc (a)	419,759	11,820,413
Ovintiv Inc	964,343	39,711,646
Range Resources Corp	603,558	22,162,650
Shell PLC	496,614	17,844,893
Unit Corp	30,042	841,476
		210,478,012
TOTAL ENERGY		222,149,606

Financials - 18.0%
Banks - 8.3%
ACNB Corp	59,076	2,487,100
Associated Banc-Corp	848,709	20,997,061
Bar Harbor Bankshares	97,744	2,838,486
Cadence Bank	650,359	22,665,011
Camden National Corp	56,538	2,132,048
Citigroup Inc	310,604	29,103,595
East West Bancorp Inc	149,930	15,030,483
FNB Corp/PA	1,173,399	17,976,473
KeyCorp	1,052,720	18,864,742
Nicolet Bankshares Inc (a)	17,483	2,255,307
Old National Bancorp/IN	652,998	13,784,788
Plumas Bancorp	29,358	1,211,311
QCR Holdings Inc	94,020	6,675,420
Southern Missouri Bancorp Inc	45,380	2,454,604
Synovus Financial Corp	508,149	24,004,959
Union Bankshares Inc/Morrisville VT (a)	20,386	554,703
United Community Banks Inc/GA	585,686	17,863,423
US Bancorp	502,052	22,572,258
Washington Trust Bancorp Inc	106,486	2,868,733
Webster Financial Corp	313,982	18,101,062
Wells Fargo & Co	880,871	71,024,629
West BanCorp Inc	110,700	1,991,493
Wintrust Financial Corp	158,576	20,294,556
		337,752,245
Capital Markets - 3.7%
Bank of New York Mellon Corp/The	69,533	7,054,123
Federated Hermes Inc Class B (a)	448,500	22,232,145
Lazard Inc	518,814	26,967,952
LPL Financial Holdings Inc	59,213	23,432,360
Raymond James Financial Inc	199,342	33,316,029
SEI Investments Co	21,903	1,930,092
State Street Corp	116,008	12,963,894
Stifel Financial Corp	214,501	24,478,854
		152,375,449
Consumer Finance - 0.7%
Capital One Financial Corp	84,290	18,122,350
OneMain Holdings Inc	216,264	12,497,897
		30,620,247
Financial Services - 1.1%
Corpay Inc (b)	65,827	21,265,412
Essent Group Ltd	286,425	16,036,936
Federal Agricultural Mortgage Corp Class C	35,490	6,113,862
		43,416,210
Insurance - 4.2%
American Financial Group Inc/OH	116,580	14,560,842
First American Financial Corp	210,359	12,632,058
Hartford Insurance Group Inc/The	81,994	10,199,234
Primerica Inc	74,639	19,826,358
Reinsurance Group of America Inc	216,363	41,639,059
Selective Insurance Group Inc	232,292	18,111,807
Stewart Information Services Corp	145,663	9,457,898
The Travelers Companies, Inc.	59,924	15,594,622
Unum Group	357,236	25,653,117
		167,674,995
TOTAL FINANCIALS		731,839,146

Health Care - 5.9%
Biotechnology - 0.6%
Gilead Sciences Inc	215,113	24,155,039
Health Care Providers & Services - 4.0%
Cigna Group/The	47,623	12,733,438
CVS Health Corp	267,871	16,634,789
Elevance Health Inc	24,537	6,945,933
Henry Schein Inc (b)	265,784	17,980,288
Labcorp Holdings Inc	115,182	29,956,535
Quest Diagnostics Inc	58,508	9,794,824
Tenet Healthcare Corp (b)	79,675	12,849,984
UnitedHealth Group Inc	106,316	26,532,221
Universal Health Services Inc Class B	178,220	29,664,719
		163,092,731
Life Sciences Tools & Services - 0.6%
Avantor Inc (b)	457,149	6,144,082
ICON PLC (b)	107,419	18,174,221
		24,318,303
Pharmaceuticals - 0.7%
Elanco Animal Health Inc (b)	1,488,535	20,363,159
GSK PLC	450,974	8,295,215
		28,658,374
TOTAL HEALTH CARE		240,224,447

Industrials - 8.4%
Aerospace & Defense - 0.7%
Cadre Holdings Inc	137,341	4,541,867
Huntington Ingalls Industries Inc	66,964	18,673,581
V2X Inc (b)	119,972	5,684,273
		28,899,721
Air Freight & Logistics - 0.0%
Radiant Logistics Inc (b)	247,630	1,463,493
Building Products - 1.1%
Builders FirstSource Inc (b)	88,426	11,241,597
Gibraltar Industries Inc (b)	135,444	8,943,367
Hayward Holdings Inc (a)(b)	888,490	13,664,977
Janus International Group Inc (a)(b)	1,134,637	9,723,839
		43,573,780
Commercial Services & Supplies - 0.2%
Brady Corp Class A	144,855	10,222,417
Construction & Engineering - 0.1%
Bowman Consulting Group Ltd (b)	79,017	2,740,310
Electrical Equipment - 0.5%
Acuity Inc	49,692	15,471,605
Allient Inc	144,014	5,805,204
		21,276,809
Ground Transportation - 0.2%
Proficient Auto Logistics Inc (a)(b)	278,700	1,925,817
Universal Logistics Holdings Inc (a)	316,660	7,577,674
		9,503,491
Machinery - 2.4%
Allison Transmission Holdings Inc	10,293	927,090
Blue Bird Corp (b)	151,667	6,793,165
Enpro Inc	78,577	16,690,541
Esab Corp	34,045	4,567,818
Gates Industrial Corp PLC (b)	653,350	16,203,080
Hillenbrand Inc	573,450	11,876,150
Hillman Solutions Corp Class A (b)	198,246	1,564,160
Miller Industries Inc/TN (a)	98,886	4,029,605
Terex Corp	336,691	17,124,104
Timken Co/The	173,335	13,189,060
Toro Co/The	59,025	4,382,606
		97,347,379
Professional Services - 2.0%
Barrett Business Services Inc	102,243	4,700,111
CACI International Inc (b)	24,364	11,221,327
Genpact Ltd	499,792	22,015,838
KBR Inc	323,529	15,121,745
Maximus Inc	246,253	18,188,247
Science Applications International Corp	89,683	9,997,861
		81,245,129
Trading Companies & Distributors - 1.2%
Core & Main Inc Class A (b)	218,537	13,907,695
Ferguson Enterprises Inc	24,511	5,474,041
Global Industrial Co	310,496	10,575,494
GMS Inc (b)	95,509	10,471,607
Rush Enterprises Inc Class A	156,736	8,485,687
		48,914,524
TOTAL INDUSTRIALS		345,187,053

Information Technology - 7.9%
Electronic Equipment, Instruments & Components - 4.8%
Advanced Energy Industries Inc	91,832	12,757,301
Belden Inc	149,511	18,487,035
CDW Corp/DE	21,446	3,739,753
Crane NXT Co (a)	441,727	26,212,080
Insight Enterprises Inc (b)	72,502	8,597,287
Jabil Inc	48,248	10,767,506
Methode Electronics Inc	309,084	2,027,591
Sanmina Corp (b)	198,816	23,070,609
TD SYNNEX Corp	390,317	56,357,873
Vontier Corp (a)	819,246	33,974,132
		195,991,167
IT Services - 1.3%
Amdocs Ltd	391,813	33,445,158
Cognizant Technology Solutions Corp Class A	296,570	21,281,863
		54,727,021
Semiconductors & Semiconductor Equipment - 1.1%
Diodes Inc (b)	219,944	10,858,635
Micron Technology Inc	127,260	13,889,156
MKS Inc	202,653	19,288,513
		44,036,304
Technology Hardware, Storage & Peripherals - 0.7%
Dell Technologies Inc Class C	96,843	12,850,097
Seagate Technology Holdings PLC	108,084	16,970,269
		29,820,366
TOTAL INFORMATION TECHNOLOGY		324,574,858

Materials - 3.3%
Chemicals - 0.8%
Axalta Coating Systems Ltd (b)	585,347	16,577,027
Element Solutions Inc	443,003	10,454,871
Perimeter Solutions Inc	272,052	4,388,199
		31,420,097
Construction Materials - 0.6%
Buzzi SpA	72,630	3,789,519
Eagle Materials Inc	79,905	17,921,893
GCC SAB de CV	25,756	240,671
RHI Magnesita NV	93,288	2,950,659
		24,902,742
Containers & Packaging - 1.7%
Graphic Packaging Holding CO (a)	518,419	11,591,849
International Paper Co	307,350	14,365,539
Packaging Corp of America	87,688	16,989,550
Silgan Holdings Inc	521,714	24,275,352
		67,222,290
Metals & Mining - 0.2%
Warrior Met Coal Inc (a)	198,175	10,182,231
TOTAL MATERIALS		133,727,360

Real Estate - 1.0%
Industrial REITs - 0.2%
STAG Industrial Inc Class A	230,187	7,902,320
Real Estate Management & Development - 0.4%
Jones Lang LaSalle Inc (b)	64,763	17,509,325
Residential REITs - 0.3%
Camden Property Trust	71,920	7,853,664
Mid-America Apartment Communities Inc	21,684	3,088,452
		10,942,116
Specialized REITs - 0.1%
Outfront Media Inc	328,267	5,754,520
TOTAL REAL ESTATE		42,108,281

Utilities - 1.0%
Electric Utilities - 1.0%
PG&E Corp	2,813,059	39,439,087
TOTAL UNITED STATES		2,566,349,176
TOTAL COMMON STOCKS (Cost $3,458,178,226)		4,043,004,460

Money Market Funds - 2.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.33	46,244,217	46,253,466
Fidelity Securities Lending Cash Central Fund (f)(g)	4.33	72,667,174	72,674,441
TOTAL MONEY MARKET FUNDS (Cost $118,927,906)			118,927,907

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $3,577,106,132)	4,161,932,367
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(66,978,567)
NET ASSETS - 100.0%	4,094,953,800

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,503,751 or 0.6% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $29,299,059 or 0.7% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	165,742,152	1,029,077,194	1,148,565,880	5,131,883	-	-	46,253,466	46,244,217	0.1%
Fidelity Securities Lending Cash Central Fund	31,295,357	563,354,088	521,975,004	103,102	-	-	72,674,441	72,667,174	0.3%
Total	197,037,509	1,592,431,282	1,670,540,884	5,234,985	-	-	118,927,907

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	44,651,089	34,225,129	10,425,960	-
Consumer Discretionary	637,585,557	554,609,461	82,976,091	5
Consumer Staples	287,084,012	210,337,486	76,746,511	15
Energy	326,392,061	293,611,360	32,780,701	-
Financials	900,181,264	864,955,820	35,225,444	-
Health Care	306,771,570	249,658,541	57,113,029	-
Industrials	639,106,192	507,149,479	131,956,706	7
Information Technology	575,582,808	370,824,745	204,758,063	-
Materials	216,657,180	179,271,064	37,386,109	7
Real Estate	60,748,462	54,718,205	6,030,257	-
Utilities	48,244,265	39,439,087	8,805,178	-

Money Market Funds	118,927,907	118,927,907	-	-
Total Investments in Securities:	4,161,932,367	3,477,728,284	684,204,049	34
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $91,244,640) - See accompanying schedule:
Unaffiliated issuers (cost $3,458,178,226)	$4,043,004,460
Fidelity Central Funds (cost $118,927,906)	118,927,907

Total Investment in Securities (cost $3,577,106,132)		$4,161,932,367
Cash		96,988
Foreign currency held at value (cost $71,722)		71,724
Receivable for investments sold		4,907,314
Receivable for fund shares sold		1,916,155
Dividends receivable		4,144,434
Reclaims receivable		2,980,623
Distributions receivable from Fidelity Central Funds		221,960
Other receivables		21,172
Total assets		4,176,292,737
Liabilities
Payable for investments purchased	$3,720,344
Payable for fund shares redeemed	1,651,365
Accrued management fee	1,714,545
Other payables and accrued expenses	1,578,242
Collateral on securities loaned	72,674,441
Total liabilities		81,338,937
Net Assets		$4,094,953,800
Net Assets consist of:
Paid in capital		$3,311,070,205
Total accumulated earnings (loss)		783,883,595
Net Assets		$4,094,953,800
Net Asset Value, offering price and redemption price per share ($4,094,953,800 ÷ 261,074,106 shares)		$15.69
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$91,817,899
Income from Fidelity Central Funds (including $103,102 from security lending)		5,234,985
Total income		97,052,884
Expenses
Management fee	$19,515,793
Independent trustees' fees and expenses	15,756
Total expenses before reductions	19,531,549
Expense reductions	(3,641)
Total expenses after reductions		19,527,908
Net Investment income (loss)		77,524,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,107,923)	242,361,457
Redemptions in-kind	20,893,417
Foreign currency transactions	(9,198)
Total net realized gain (loss)		263,245,676
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,009,843)	(219,052,514)
Assets and liabilities in foreign currencies	(11,150)
Total change in net unrealized appreciation (depreciation)		(219,063,664)
Net gain (loss)		44,182,012
Net increase (decrease) in net assets resulting from operations		$121,706,988
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,524,976	$73,511,679
Net realized gain (loss)	263,245,676	332,835,133
Change in net unrealized appreciation (depreciation)	(219,063,664)	221,143,350
Net increase (decrease) in net assets resulting from operations	121,706,988	627,490,162
Distributions to shareholders	(401,958,881)	(224,506,444)

Share transactions
Proceeds from sales of shares	965,406,382	1,122,888,527
Reinvestment of distributions	399,526,943	224,505,132
Cost of shares redeemed	(1,131,905,005)	(939,183,681)

Net increase (decrease) in net assets resulting from share transactions	233,028,320	408,209,978
Total increase (decrease) in net assets	(47,223,573)	811,193,696

Net Assets
Beginning of period	4,142,177,373	3,330,983,677
End of period	$4,094,953,800	$4,142,177,373

Other Information
Shares
Sold	63,233,644	73,201,915
Issued in reinvestment of distributions	26,158,767	15,807,532
Redeemed	(74,516,197)	(61,541,724)
Net increase (decrease)	14,876,214	27,467,723

Financial Highlights
Fidelity® Low-Priced Stock K6 Fund

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$16.82	$15.23	$14.18	$15.52	$10.82
Income from Investment Operations
Net investment income (loss) A,B	.30	.31	.29	.24	.17
Net realized and unrealized gain (loss)	.19	2.29	1.25	(.76)	4.72
Total from investment operations	.49	2.60	1.54	(.52)	4.89
Distributions from net investment income	(.36)	(.29)	(.22)	(.20)	(.19)
Distributions from net realized gain	(1.27)	(.72)	(.27)	(.63)	-
Total distributions	(1.62) C	(1.01)	(.49)	(.82) C	(.19)
Net asset value, end of period	$15.69	$16.82	$15.23	$14.18	$15.52
Total Return D	3.40%	18.41%	11.23%	(3.56)%	45.81%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions, if any	.50%	.50%	.50%	.50%	.50%
Net investment income (loss)	1.99%	2.07%	2.06%	1.63%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$4,094,954	$4,142,177	$3,330,984	$2,855,310	$2,937,045
Portfolio turnover rate G,H	35%	34%	48%	25%	27%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2025

1. Organization.
Fidelity Low-Priced Stock K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$803,620,945
Gross unrealized depreciation	(242,714,631)
Net unrealized appreciation (depreciation)	$560,906,314
Tax Cost	$3,601,026,053

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$65,103,800
Undistributed long-term capital gain	$159,138,581
Net unrealized appreciation (depreciation) on securities and other investments	$560,897,038

The tax character of distributions paid was as follows:

	July 31, 2025	July 31, 2024
Ordinary Income	$115,372,012	$67,847,698
Long-term Capital Gains	286,586,869	156,658,746
Total	$401,958,881	$ 224,506,444

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock K6 Fund	1,320,826,854	1,573,083,084

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	3,969,173	20,893,417	60,172,663

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	22,678,415	348,576,412

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	3,747,615	22,380,026	58,088,029

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Low-Priced Stock K6 Fund	23,077,570	354,982,117
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Low-Priced Stock K6 Fund	25,895

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Low-Priced Stock K6 Fund	92,036,801	71,793,099	15,430,454
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Low-Priced Stock K6 Fund	10,893	172	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Low-Priced Stock K6 Fund	22,510,292
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,641.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2025, the related statement of operations for the year ended July 31, 2025, the statement of changes in net assets for each of the two years in the period ended July 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2025 and the financial highlights for each of the five years in the period ended July 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2025, $236,508,279, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $4,667,386 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 22% and 61% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 60.97% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.17% of the dividend distributed in September during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Low-Priced Stock K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an index that has characteristics relevant to the fund's investment strategies (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.9883999.108
LPSK6-ANN-0925
Fidelity® Low-Priced Stock Fund

Annual Report
July 31, 2025
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Low-Priced Stock Fund
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
AUSTRALIA - 0.1%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Amotiv Ltd	1,980,017	11,144,099
Consumer Staples - 0.1%
Food Products - 0.1%
Inghams Group Ltd	5,208,396	11,536,469
Financials - 0.0%
Insurance - 0.0%
AUB Group Ltd	360,707	7,835,017
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Servcorp Ltd	869,115	3,295,950
TOTAL AUSTRALIA		33,811,535
AUSTRIA - 0.4%
Materials - 0.4%
Construction Materials - 0.3%
Wienerberger AG	2,052,871	69,157,579
Containers & Packaging - 0.1%
Mayr Melnhof Karton AG	218,814	18,703,319
TOTAL AUSTRIA		87,860,898
BAILIWICK OF JERSEY - 0.3%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
Aptiv PLC	1,161,766	79,743,618
BELGIUM - 0.1%
Information Technology - 0.1%
IT Services - 0.0%
Econocom Group SA/NV	4,276,470	8,999,287
Semiconductors & Semiconductor Equipment - 0.1%
Melexis NV (a)	93,838	7,228,435
X-Fab Silicon Foundries SE (b)(c)(d)	378,570	2,762,794
		9,991,229
TOTAL BELGIUM		18,990,516
BRAZIL - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Hypera SA	7,215,200	33,128,161
CANADA - 3.0%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.1%
Mty Food Group Inc	980,975	27,335,050
Specialty Retail - 0.2%
Bmtc Group Inc (e)	3,072,442	29,558,063
Leon's Furniture Ltd	174,865	3,438,995
		32,997,058
Textiles, Apparel & Luxury Goods - 0.1%
Gildan Activewear Inc	442,849	22,369,371
TOTAL CONSUMER DISCRETIONARY		82,701,479

Consumer Staples - 1.2%
Consumer Staples Distribution & Retail - 1.2%
Alimentation Couche-Tard Inc	3,392,022	176,259,804
Metro Inc/CN	1,313,798	100,459,655
North West Co Inc/The	71,171	2,442,908
		279,162,367
Energy - 1.0%
Energy Equipment & Services - 0.0%
PHX Energy Services Corp	1,136,324	6,823,193
Oil, Gas & Consumable Fuels - 1.0%
Cenovus Energy Inc	9,482,230	144,327,534
Parkland Corp	2,832,219	79,942,324
		224,269,858
TOTAL ENERGY		231,093,051

Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Goodfellow Inc (e)	639,198	5,434,290
Richelieu Hardware Ltd	650,855	16,285,467
		21,719,757
Information Technology - 0.1%
Software - 0.1%
Open Text Corp (a)	791,949	23,308,083
Materials - 0.2%
Paper & Forest Products - 0.2%
Stella-Jones Inc	758,778	43,256,261
Western Forest Prods Inc (b)	398,067	3,826,683
		47,082,944
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Real Matters Inc (b)	3,350,272	12,307,220
TOTAL CANADA		697,374,901
CHINA - 3.0%
Communication Services - 0.1%
Entertainment - 0.1%
Netease Inc	718,863	18,792,700
Interactive Media & Services - 0.0%
JOYY Inc Class A ADR	189,654	9,520,631
TOTAL COMMUNICATION SERVICES		28,313,331

Consumer Discretionary - 0.4%
Broadline Retail - 0.0%
Vipshop Holdings Ltd Class A ADR	947,491	14,297,639
Household Durables - 0.2%
Chervon Holdings Ltd	11,752,845	26,923,759
Gree Electric Appliances Inc of Zhuhai A Shares (China)	2,607,037	16,500,176
		43,423,935
Textiles, Apparel & Luxury Goods - 0.2%
Best Pacific International Holdings Ltd (d)	33,132,404	12,152,881
Shenzhou International Group Holdings Ltd	4,245,891	30,556,663
		42,709,544
TOTAL CONSUMER DISCRETIONARY		100,431,118

Consumer Staples - 0.0%
Food Products - 0.0%
Sunjuice Holdings Co Ltd	240,000	940,239
Personal Care Products - 0.0%
Hengan International Group Co Ltd	1,326,550	3,962,942
TOTAL CONSUMER STAPLES		4,903,181

Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
China Petroleum & Chemical Corp H Shares	59,130,761	34,699,276
Financials - 0.0%
Financial Services - 0.0%
Far East Horizon Ltd	10,807,204	10,925,601
Health Care - 0.6%
Health Care Providers & Services - 0.5%
Sinopharm Group Co Ltd H Shares	40,966,359	98,467,915
Pharmaceuticals - 0.1%
China Medical System Holdings Ltd	15,097,341	25,633,851
Consun Pharmaceutical Group Ltd	3,786,799	6,642,095
		32,275,946
TOTAL HEALTH CARE		130,743,861

Industrials - 0.2%
Construction & Engineering - 0.0%
Sinopec Engineering Group Co Ltd H Shares	2,928,037	2,273,513
Machinery - 0.1%
Haitian International Holdings Ltd	6,342,499	17,192,955
Precision Tsugami China Corp Ltd (d)	886,496	2,414,422
TK Group Holdings Ltd	7,607,564	2,351,394
		21,958,771
Marine Transportation - 0.0%
SITC International Holdings Co Ltd	45,167	146,037
Trading Companies & Distributors - 0.0%
Horizon Construction Development Ltd	631,670	91,952
Transportation Infrastructure - 0.1%
Qingdao Port International Co Ltd H Shares (c)(d)	15,620,070	12,985,882
TOTAL INDUSTRIALS		37,456,155

Information Technology - 1.5%
Electronic Equipment, Instruments & Components - 1.5%
Kingboard Holdings Ltd (e)	57,132,377	204,655,500
VSTECS Holdings Ltd (e)	105,013,480	121,533,565
		326,189,065
Utilities - 0.0%
Gas Utilities - 0.0%
China Resources Gas Group Ltd	3,089,054	7,819,339
TOTAL CHINA		681,480,927
DENMARK - 0.0%
Consumer Staples - 0.0%
Tobacco - 0.0%
Scandinavian Tobacco Group A/S Series A (c)(d)	831,012	10,888,312
FRANCE - 2.4%
Communication Services - 0.1%
Media - 0.1%
IPSOS SA	321,682	14,500,588
Consumer Discretionary - 0.2%
Automobile Components - 0.1%
Cie Generale des Etablissements Michelin SCA Series B	703,727	25,036,150
Household Durables - 0.1%
SEB SA (a)	193,434	14,216,099
Specialty Retail - 0.0%
Maisons du Monde SA (b)(c)(d)	808,059	2,042,577
Mr Bricolage SA (b)	786,109	7,284,514
		9,327,091
TOTAL CONSUMER DISCRETIONARY		48,579,340

Energy - 1.1%
Energy Equipment & Services - 0.0%
Vallourec SACA	335,360	6,270,750
Oil, Gas & Consumable Fuels - 1.1%
TotalEnergies SE ADR (a)	4,222,458	251,447,374
TOTAL ENERGY		257,718,124

Financials - 0.1%
Capital Markets - 0.1%
Antin Infrastructure Partners SA	1,776,970	25,997,398
Industrials - 0.2%
Commercial Services & Supplies - 0.0%
Societe BIC SA	38,140	2,324,254
Ground Transportation - 0.2%
Stef SA	282,098	42,623,564
Professional Services - 0.0%
Synergie SA	126,161	4,952,738
Trading Companies & Distributors - 0.0%
Thermador Groupe	60,464	5,644,324
TOTAL INDUSTRIALS		55,544,880

Information Technology - 0.6%
IT Services - 0.6%
Alten SA	133,257	10,896,022
Neurones	68,020	3,357,256
Sopra Steria Group	528,985	114,336,554
		128,589,832
Software - 0.0%
Linedata Services	49,828	3,866,733
TOTAL INFORMATION TECHNOLOGY		132,456,565

Materials - 0.1%
Containers & Packaging - 0.1%
Groupe Guillin	351,602	11,937,133
TOTAL FRANCE		546,734,028
GERMANY - 0.4%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Mercedes-Benz Group AG	428,117	24,240,104
Financials - 0.1%
Capital Markets - 0.0%
DWS Group GmbH & Co KGaA (c)(d)	145,793	8,776,491
Insurance - 0.1%
Talanx AG	116,613	15,516,983
TOTAL FINANCIALS		24,293,474

Industrials - 0.1%
Commercial Services & Supplies - 0.0%
Takkt AG	1,485,024	9,134,484
Machinery - 0.0%
JOST Werke SE (c)(d)	71,491	4,217,972
Stabilus SE	207,421	5,976,898
		10,194,870
Trading Companies & Distributors - 0.1%
Brenntag SE	164,433	10,234,482
TOTAL INDUSTRIALS		29,563,836

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
BRANICKS Group AG (a)(b)	1,119,814	2,600,591
Instone Real Estate Group SE (c)(d)	1,346,341	14,365,755
		16,966,346
TOTAL GERMANY		95,063,760
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Financials - 0.1%
Capital Markets - 0.1%
Patria Investments Ltd Class A	1,130,271	15,767,280
GREECE - 1.6%
Consumer Discretionary - 0.9%
Distributors - 0.0%
Autohellas Tourist and Trading SA	176,714	2,145,726
Specialty Retail - 0.9%
JUMBO SA	5,487,828	185,626,705
TOTAL CONSUMER DISCRETIONARY		187,772,431

Consumer Staples - 0.2%
Personal Care Products - 0.2%
Sarantis SA (e)	3,501,173	53,540,218
Financials - 0.4%
Banks - 0.4%
Eurobank Ergasias Services and Holdings SA	12,414,003	45,563,931
National Bank of Greece SA	2,909,550	40,807,451
		86,371,382
Industrials - 0.1%
Industrial Conglomerates - 0.1%
Metlen Energy & Metals SA	569,912	31,465,557
TOTAL GREECE		359,149,588
HONG KONG - 0.3%
Communication Services - 0.0%
Media - 0.0%
Pico Far East Holdings Ltd	21,326,854	6,949,098
Consumer Discretionary - 0.0%
Diversified Consumer Services - 0.0%
Cross-Harbour Holdings Ltd/The	1,037,336	1,048,700
Specialty Retail - 0.0%
Goldlion Holdings Ltd	21,197,919	2,705,557
Textiles, Apparel & Luxury Goods - 0.0%
Sun Hing Vision Group Holdings Ltd (e)	14,673,387	686,079
Victory City International Holdings Ltd (b)(f)	8,385,171	11
		686,090
TOTAL CONSUMER DISCRETIONARY		4,440,347

Consumer Staples - 0.0%
Food Products - 0.0%
Pacific Andes International Holdings Ltd (b)(f)	106,294,500	135
Pacific Andes Resources Development Ltd (b)(f)	205,371,360	1,582
		1,717
Financials - 0.1%
Consumer Finance - 0.1%
Aeon Credit Service Asia Co Ltd	13,391,053	12,536,218
Industrials - 0.0%
Commercial Services & Supplies - 0.0%
Lion Rock Group Ltd	12,512,526	2,223,988
Information Technology - 0.2%
Electronic Equipment, Instruments & Components - 0.1%
PAX Global Technology Ltd	26,820,452	23,081,032
Semiconductors & Semiconductor Equipment - 0.1%
ASMPT Ltd	2,538,053	21,471,219
TOTAL INFORMATION TECHNOLOGY		44,552,251

Materials - 0.0%
Chemicals - 0.0%
EcoGreen International Group Ltd (b)(e)(f)	51,434,282	65
TOTAL HONG KONG		70,703,684
INDIA - 0.5%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Oil & Natural Gas Corp Ltd	5,658,393	15,515,857
Oil India Ltd	2,303,450	11,532,157
Petronet LNG Ltd	5,224,700	17,143,652
		44,191,666
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Redington Ltd	22,100,220	62,800,195
TOTAL INDIA		106,991,861
INDONESIA - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Selamat Sempurna Tbk PT	53,220,079	6,409,912
IRELAND - 0.4%
Financials - 0.3%
Banks - 0.3%
AIB Group PLC	4,356,487	34,366,827
Bank of Ireland Group PLC	1,993,824	26,860,530
		61,227,357
Industrials - 0.1%
Machinery - 0.0%
Mincon Group Plc	1,972,449	832,854
Marine Transportation - 0.1%
Irish Continental Group PLC unit	4,383,668	27,714,636
Trading Companies & Distributors - 0.0%
AerCap Holdings NV	108,550	11,641,988
TOTAL INDUSTRIALS		40,189,478

TOTAL IRELAND		101,416,835
ISLE OF MAN - 0.0%
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Strix Group PLC (b)	6,604,083	3,671,828
ISRAEL - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Max Stock Ltd	1,304,262	6,948,591
ITALY - 0.8%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Brembo NV (a)	2,012,791	19,352,201
Pirelli & C SpA (c)(d)	1,978,399	13,365,873
		32,718,074
Consumer Staples - 0.3%
Beverages - 0.3%
Coca-Cola HBC AG	1,360,877	70,919,179
Consumer Staples Distribution & Retail - 0.0%
MARR SpA (a)	250,544	2,939,266
MARR SpA	113,187	1,327,857
		4,267,123
TOTAL CONSUMER STAPLES		75,186,302

Financials - 0.1%
Capital Markets - 0.1%
Banca Generali SpA	334,841	18,739,192
Health Care - 0.1%
Pharmaceuticals - 0.1%
Recordati Industria Chimica e Farmaceutica SpA	404,343	23,256,386
Industrials - 0.1%
Machinery - 0.1%
Interpump Group SpA	363,517	14,917,848
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Sesa SpA	266,336	20,151,397
TOTAL ITALY		184,969,199
JAPAN - 8.0%
Communication Services - 0.0%
Media - 0.0%
RKB Mainichi Holdings Corp	33,573	1,105,895
Consumer Discretionary - 0.5%
Automobile Components - 0.0%
Daikyonishikawa Corp	473,322	2,234,387
Automobiles - 0.1%
Isuzu Motors Ltd	1,155,868	14,813,620
Broadline Retail - 0.0%
ASKUL Corp	107,010	1,068,795
Distributors - 0.3%
Arata Corp	1,134,029	24,181,211
Central Automotive Products Ltd	868,995	11,095,898
PALTAC Corp	829,829	23,747,225
		59,024,334
Diversified Consumer Services - 0.0%
Aucnet Inc	401,235	4,480,666
Gakkyusha Co Ltd	182,080	2,819,583
JP-Holdings Inc	829,250	2,971,887
		10,272,136
Household Durables - 0.0%
First Juken Co Ltd	601,169	4,149,768
FJ Next Holdings Co Ltd	1,136,410	9,152,635
		13,302,403
Leisure Products - 0.0%
Roland Corp	263,970	5,517,404
Specialty Retail - 0.1%
ARCLANDS CORP	1,065,538	12,302,973
Hamee Corp	592,409	4,976,596
Syuppin Co Ltd	284,431	2,374,879
		19,654,448
TOTAL CONSUMER DISCRETIONARY		125,887,527

Consumer Staples - 1.3%
Consumer Staples Distribution & Retail - 1.2%
Belc Co Ltd	1,019,997	48,797,299
Cosmos Pharmaceutical Corp	358,859	22,292,851
Create SD Holdings Co Ltd	1,829,830	41,726,242
G-7 Holdings Inc	1,453,661	12,600,009
Genky DrugStores Co Ltd (e)	1,893,324	55,901,377
Halows Co Ltd (e)	1,396,997	45,867,483
YAKUODO Holdings Co Ltd	148,256	2,262,840
Yaoko Co Ltd	686,307	44,416,012
		273,864,113
Food Products - 0.1%
Axyz Co Ltd	20,112	401,869
Pickles Holdings Co Ltd	337,648	2,212,893
S Foods Inc	762,105	13,417,720
		16,032,482
Household Products - 0.0%
Transaction Co Ltd	377,775	6,552,685
TOTAL CONSUMER STAPLES		296,449,280

Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Iwatani Corp	373,690	3,930,617
Financials - 0.3%
Financial Services - 0.3%
Fuyo General Lease Co Ltd	369,448	9,979,748
Zenkoku Hosho Co Ltd	2,942,944	62,788,179
		72,767,927
Health Care - 0.3%
Health Care Equipment & Supplies - 0.1%
Fukuda Denshi Co Ltd	432,891	20,147,850
Nakanishi Inc	374,624	4,822,289
Techno Medica Co Ltd	35,598	441,551
		25,411,690
Health Care Providers & Services - 0.2%
Ship Healthcare Holdings Inc	2,128,203	29,697,321
WIN-Partners Co Ltd (e)	1,995,611	17,185,433
		46,882,754
Health Care Technology - 0.0%
Software Service Inc	47,312	4,258,172
TOTAL HEALTH CARE		76,552,616

Industrials - 2.9%
Air Freight & Logistics - 0.4%
AIT Corp	153,811	1,904,791
AZ-COM MARUWA Holdings Inc	3,701,510	28,553,655
Hamakyorex Co Ltd (e)	4,722,863	45,699,365
Senko Group Holdings Co Ltd	473,569	6,373,864
		82,531,675
Building Products - 0.2%
Kondotec Inc (e)	1,517,451	15,998,490
Nihon Dengi Co Ltd (a)	586,998	19,374,150
Nihon Flush Co Ltd	1,075,387	5,695,295
		41,067,935
Commercial Services & Supplies - 0.1%
CTS Co Ltd	267,391	1,548,259
Green Cross Holdings Co Ltd	379,419	3,082,266
Prestige International Inc	2,450,435	10,661,017
		15,291,542
Construction & Engineering - 0.1%
Dai-Dan Co Ltd	189,442	5,761,047
Daiichi Kensetsu Corp	364,159	7,450,174
Raiznext Corp	1,625,590	20,136,684
		33,347,905
Electrical Equipment - 0.0%
Aichi Electric Co Ltd	296,208	10,794,121
Fuji Electric Co Ltd	13,361	664,285
		11,458,406
Ground Transportation - 0.2%
Sakai Moving Service Co Ltd (e)	2,444,643	43,266,554
Machinery - 0.4%
Anest Iwata Corp	594,071	6,175,445
Daiwa Industries Ltd	805,437	8,953,052
Estic Corp	355,062	2,337,149
Hosokawa Micron Corp	104,184	3,720,340
Nadex Co Ltd (e)	689,378	4,295,530
Shinwa Co Ltd/Nagoya	244,442	5,523,515
Takeuchi Manufacturing Co Ltd	426,018	15,228,478
Teikoku Electric Manufacturing Co Ltd	399,002	8,940,377
Tocalo Co Ltd	2,711,040	36,277,027
Trinity Industrial Corp	588,980	4,452,777
Yamada Corp	52,137	1,739,897
		97,643,587
Professional Services - 0.4%
Altech Corp	617,146	11,217,316
Artner Co Ltd	233,859	2,921,924
Careerlink Co Ltd	156,045	2,323,156
Creek & River Co Ltd	9,503	94,137
Gakujo Co Ltd	260,781	3,212,280
Ifis Japan Ltd	168,019	699,219
Persol Holdings Co Ltd	17,016,863	32,526,863
Quick Co Ltd (e)	983,769	15,233,557
WDB Holdings Co Ltd	625,245	7,093,310
Will Group Inc	1,055,334	6,725,213
		82,046,975
Trading Companies & Distributors - 1.1%
Chori Co Ltd	953,883	24,127,072
Inaba Denki Sangyo Co Ltd	340,751	8,936,019
ITOCHU Corp	1,759,142	92,271,602
Mitani Corp	2,660,017	38,969,129
Parker Corp (e)	2,025,820	13,204,073
Sanyo Trading Co Ltd	244,789	2,442,689
Senshu Electric Co Ltd (e)	984,730	27,814,223
Totech Corp (e)	2,149,057	40,386,799
Yamazen Corp	123,057	1,090,740
Yuasa Trading Co Ltd	409,772	12,731,189
		261,973,535
Transportation Infrastructure - 0.0%
Daito Koun Co Ltd	18,801	97,030
TOTAL INDUSTRIALS		668,725,144

Information Technology - 1.6%
Electronic Equipment, Instruments & Components - 0.4%
Daiwabo Holdings Co Ltd	1,650,552	30,353,014
Dexerials Corp	1,419,430	20,521,616
Maruwa Co Ltd/Aichi	60,351	18,190,856
Nippo Ltd (e)	605,862	10,667,174
Riken Keiki Co Ltd	238,988	5,031,545
		84,764,205
IT Services - 0.4%
Argo Graphics Inc	731,283	25,569,337
Asahi Intelligence Service Co Ltd	123,137	856,181
Avant Group Corp	217,044	2,173,233
Densan System Holdings Co Ltd	135,751	2,341,803
DTS Corp	559,656	18,568,240
Future Corp	361,731	5,653,648
Himacs Ltd	5,379	42,841
Information Planning Co	118,653	4,078,281
TDC Soft Inc	995,213	8,647,912
TIS Inc	437,259	13,949,402
		81,880,878
Semiconductors & Semiconductor Equipment - 0.5%
Japan Material Co Ltd	300,669	2,740,382
Renesas Electronics Corp	5,887,675	71,612,164
SUMCO Corp	4,103,790	32,094,925
		106,447,471
Software - 0.3%
Cresco Ltd	1,220,998	13,854,601
Focus Systems Corp	380,259	3,607,619
Fukui Computer Holdings Inc	189,328	3,823,604
KSK Co Ltd/Inagi (e)	514,065	15,199,393
NSW Inc/Japan	165,687	2,838,742
Pro-Ship Inc	569,919	11,057,810
System Research Co Ltd	260,018	3,758,139
WingArc1st Inc	620,389	14,838,492
		68,978,400
Technology Hardware, Storage & Peripherals - 0.0%
Elecom Co Ltd	520,807	6,736,150
MCJ Co Ltd	2,547,530	23,683,816
		30,419,966
TOTAL INFORMATION TECHNOLOGY		372,490,920

Materials - 0.8%
Chemicals - 0.4%
C Uyemura & Co Ltd	710,996	45,538,360
JCU Corp	357,316	8,404,537
Kansai Paint Co Ltd	1,011,520	14,323,025
Muto Seiko Co	4,196	44,990
		68,310,912
Construction Materials - 0.2%
Mitani Sekisan Co Ltd	885,115	50,633,044
Vertex Corp/Japan	28,555	529,820
		51,162,864
Containers & Packaging - 0.2%
Kohsoku Corp (e)	1,562,329	30,006,180
Pack Corp/The (e)	3,649,412	27,426,509
		57,432,689
TOTAL MATERIALS		176,906,465

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Arealink Co Ltd	424,072	7,123,029
Starts Corp Inc	325,220	9,833,805
		16,956,834
Utilities - 0.2%
Electric Utilities - 0.2%
Kansai Electric Power Co Inc/The	3,270,923	39,272,145
TOTAL JAPAN		1,851,045,370
KOREA (SOUTH) - 2.5%
Consumer Discretionary - 0.6%
Automobile Components - 0.2%
Snt Holdings Co Ltd (e)	885,108	35,300,343
Household Durables - 0.0%
Cuckoo Holdings Co Ltd	508,128	10,924,120
Textiles, Apparel & Luxury Goods - 0.4%
Handsome Co Ltd	776,620	9,069,078
Youngone Corp	250,000	10,800,461
Youngone Holdings Co Ltd (e)	752,000	75,745,251
		95,614,790
TOTAL CONSUMER DISCRETIONARY		141,839,253

Consumer Staples - 0.3%
Food Products - 0.1%
Otoki Corp	77,998	22,199,559
Tobacco - 0.2%
KT&G Corp	494,600	46,073,767
TOTAL CONSUMER STAPLES		68,273,326

Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Mi Chang Oil Industrial Co Ltd (e)	173,900	14,266,201
Financials - 0.1%
Capital Markets - 0.0%
Korea Ratings Corp	88,600	6,317,541
Financial Services - 0.1%
Nice Information & Telecom Inc	433,187	7,593,455
TOTAL FINANCIALS		13,910,996

Health Care - 0.4%
Health Care Equipment & Supplies - 0.1%
InBody Co Ltd (e)	730,922	12,477,880
Interojo Co Ltd	120,700	1,755,625
Value Added Technology Co Ltd	436,553	7,365,051
Vieworks Co Ltd	384,358	5,741,134
		27,339,690
Pharmaceuticals - 0.3%
Daewon Pharmaceutical Co Ltd (e)	2,142,922	20,241,835
Daihan Pharmaceutical Co Ltd	297,037	6,879,468
Huons Co Ltd (e)	853,834	17,400,007
Korea United Pharm Inc	40,010	600,274
Kwang Dong Pharmaceutical Co Ltd (e)	4,164,491	18,423,691
Whanin Pharmaceutical Co Ltd (e)	1,016,010	8,726,184
		72,271,459
TOTAL HEALTH CARE		99,611,149

Industrials - 0.3%
Commercial Services & Supplies - 0.3%
Fursys Inc (e)	900,000	29,766,910
S-1 Corp	696,530	36,893,984
		66,660,894
Electrical Equipment - 0.0%
Vitzrocell Co Ltd	140,000	3,115,378
Machinery - 0.0%
Hy-Lok Corp	97,500	2,125,781
Professional Services - 0.0%
e-Credible Co Ltd	250,349	3,066,349
TOTAL INDUSTRIALS		74,968,402

Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.1%
MAKUS Inc	686,027	12,041,871
SAMT Co Ltd	100,000	218,729
		12,260,600
IT Services - 0.1%
Gabia Inc (e)	900,000	16,161,881
Technology Hardware, Storage & Peripherals - 0.4%
Samsung Electronics Co Ltd	2,033,740	103,016,803
TOTAL INFORMATION TECHNOLOGY		131,439,284

Materials - 0.1%
Chemicals - 0.1%
Miwon Commercial Co Ltd	28,100	3,328,588
Soulbrain Co Ltd	123,682	20,846,907
		24,175,495
TOTAL KOREA (SOUTH)		568,484,106
MALAYSIA - 0.0%
Materials - 0.0%
Chemicals - 0.0%
Scientex BHD	8,648,200	6,599,608
MEXICO - 0.2%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Corporativo Fragua SAB de CV	256,517	7,517,927
Food Products - 0.0%
Gruma SAB de CV Series B	416,726	7,202,191
TOTAL CONSUMER STAPLES		14,720,118

Financials - 0.0%
Insurance - 0.0%
Qualitas Controladora SAB de CV	786,722	7,125,328
Health Care - 0.1%
Health Care Providers & Services - 0.0%
Medica Sur SAB de CV	1,081,670	2,637,520
Pharmaceuticals - 0.1%
Genomma Lab Internacional SAB de CV	13,043,765	15,086,932
TOTAL HEALTH CARE		17,724,452

TOTAL MEXICO		39,569,898
NETHERLANDS - 1.5%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Acomo NV	130,727	3,319,381
Financials - 0.7%
Capital Markets - 0.3%
Van Lanschot Kempen NV depository receipt	970,187	63,441,265
Insurance - 0.4%
ASR Nederland NV	740,159	49,294,910
NN Group NV	615,828	41,576,637
		90,871,547
TOTAL FINANCIALS		154,312,812

Industrials - 0.8%
Electrical Equipment - 0.1%
TKH Group NV depository receipt	757,883	31,274,642
Machinery - 0.7%
Aalberts NV	4,848,123	155,800,212
TOTAL INDUSTRIALS		187,074,854

TOTAL NETHERLANDS		344,707,047
NEW ZEALAND - 0.0%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hallenstein Glasson Holdings Ltd	617,868	3,164,129
NORWAY - 0.6%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Europris ASA (c)(d)	2,469,979	23,245,568
Specialty Retail - 0.0%
Kid ASA (a)(c)(d)	184,868	2,621,379
TOTAL CONSUMER DISCRETIONARY		25,866,947

Financials - 0.5%
Banks - 0.5%
SpareBank 1 Nord Norge	2,322,632	33,320,706
Sparebank 1 Oestlandet	1,957,539	36,508,717
SpareBank 1 Sor-Norge ASA	1,074,866	18,859,304
		88,688,727
Capital Markets - 0.0%
ABG Sundal Collier Holding ASA	5,421,424	3,675,915
TOTAL FINANCIALS		92,364,642

Industrials - 0.0%
Construction & Engineering - 0.0%
Multiconsult ASA (a)(c)(d)	204,061	4,223,844
Norconsult Norge AS	1,092,914	4,587,856
		8,811,700
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Selvaag Bolig ASA	486,282	1,740,299
TOTAL NORWAY		128,783,588
PERU - 0.1%
Financials - 0.1%
Banks - 0.1%
Intercorp Financial Services Inc (United States) (d)	526,039	18,968,966
PHILIPPINES - 0.1%
Consumer Staples - 0.1%
Food Products - 0.1%
Century Pacific Food Inc	17,478,276	11,027,775
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Robinsons Land Corp	29,877,233	7,430,361
TOTAL PHILIPPINES		18,458,136
POLAND - 0.0%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Eurocash SA	2,324,196	5,026,646
PORTUGAL - 0.1%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Ibersol SGPS SA	1,134,239	12,115,523
Materials - 0.1%
Containers & Packaging - 0.1%
Corticeira Amorim SGPS SA	1,418,070	12,622,752
TOTAL PORTUGAL		24,738,275
PUERTO RICO - 0.6%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Liberty Latin America Ltd Class C (b)	2,090,029	14,922,807
Financials - 0.6%
Banks - 0.2%
First BanCorp/Puerto Rico	1,815,144	37,809,449
Financial Services - 0.4%
EVERTEC Inc	2,522,910	91,203,197
TOTAL FINANCIALS		129,012,646

TOTAL PUERTO RICO		143,935,453
SINGAPORE - 0.1%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hour Glass Ltd/The	1,764,874	2,713,004
Consumer Staples - 0.0%
Food Products - 0.0%
Delfi Ltd	7,115,842	4,590,189
Industrials - 0.1%
Construction & Engineering - 0.1%
Boustead Singapore Ltd	5,734,701	6,838,737
Professional Services - 0.0%
HRnetgroup Ltd (d)	4,362,236	2,348,925
Trading Companies & Distributors - 0.0%
KS Energy Ltd (b)(f)	12,767,454	98
TOTAL INDUSTRIALS		9,187,760

Real Estate - 0.0%
Industrial REITs - 0.0%
Mapletree Industrial Trust	4,744,496	7,396,192
TOTAL SINGAPORE		23,887,145
SPAIN - 0.7%
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
CIE Automotive SA	2,155,409	64,814,486
Financials - 0.1%
Banks - 0.1%
Bankinter SA	2,130,175	30,386,946
Insurance - 0.0%
Grupo Catalana Occidente SA	61,834	3,450,627
TOTAL FINANCIALS		33,837,573

Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Prim SA (e)	1,288,197	17,935,103
Pharmaceuticals - 0.0%
Faes Farma SA	2,908,455	14,454,806
TOTAL HEALTH CARE		32,389,909

Industrials - 0.1%
Air Freight & Logistics - 0.1%
Logista Integral SA	998,380	31,628,391
Materials - 0.0%
Paper & Forest Products - 0.0%
Miquel y Costas & Miquel SA	450,975	7,282,335
TOTAL SPAIN		169,952,694
SWEDEN - 1.4%
Consumer Discretionary - 0.8%
Automobile Components - 0.4%
Autoliv Inc	601,695	67,119,078
Automobiles - 0.0%
Kabe Group AB B Shares	184,475	4,843,075
Broadline Retail - 0.1%
Rusta AB	2,966,199	23,225,390
Hotels, Restaurants & Leisure - 0.2%
Betsson AB B Shares	2,938,308	49,856,011
Household Durables - 0.1%
JM AB	1,397,129	20,066,536
Specialty Retail - 0.0%
BHG Group AB (b)	4,176,698	9,949,751
TOTAL CONSUMER DISCRETIONARY		175,059,841

Consumer Staples - 0.0%
Beverages - 0.0%
Viva Wine Group AB	2,496,554	10,124,697
Industrials - 0.5%
Building Products - 0.0%
Inwido AB	14,358	267,675
Electrical Equipment - 0.3%
AQ Group AB	3,139,512	64,109,963
Machinery - 0.2%
Beijer Alma AB B Shares	1,549,990	41,800,685
Trading Companies & Distributors - 0.0%
Alligo AB B Shares	605,074	6,490,055
Momentum Group AB B Shares	134,274	2,131,540
		8,621,595
TOTAL INDUSTRIALS		114,799,918

Information Technology - 0.0%
IT Services - 0.0%
KNOW IT AB	355,454	4,248,345
Proact IT Group AB	595,330	5,935,512
		10,183,857
Materials - 0.1%
Chemicals - 0.1%
Kb Components Ab	1,466,464	7,565,078
Metals & Mining - 0.0%
Boliden AB (b)	142,073	4,367,011
TOTAL MATERIALS		11,932,089

TOTAL SWEDEN		322,100,402
SWITZERLAND - 0.3%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Garrett Motion Inc	2,737,414	35,695,879
Financials - 0.1%
Capital Markets - 0.1%
Vontobel Holding AG	244,562	17,884,866
Industrials - 0.0%
Trading Companies & Distributors - 0.0%
Bossard Holding AG Series A	58,442	12,433,090
TOTAL SWITZERLAND		66,013,835
TAIWAN - 1.5%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Formosa Optical Technology Co Ltd	1,002,000	4,353,022
Health Care - 0.0%
Health Care Providers & Services - 0.0%
Hi-Clearance Inc	1,660,459	7,699,603
Pharmaceuticals - 0.0%
Syngen Biotech Co Ltd	357,700	1,385,004
TOTAL HEALTH CARE		9,084,607

Industrials - 0.1%
Construction & Engineering - 0.1%
United Integrated Services Co Ltd	300,800	7,879,449
Trading Companies & Distributors - 0.0%
Lumax International Corp Ltd	2,201,510	7,117,589
TOTAL INDUSTRIALS		14,997,038

Information Technology - 1.4%
Electronic Equipment, Instruments & Components - 0.8%
FLEXium Interconnect Inc (b)	600,000	1,305,266
Hon Hai Precision Industry Co Ltd	4,547,012	26,678,303
Simplo Technology Co Ltd	5,766,000	78,548,251
Thinking Electronic Industrial Co Ltd	4,124,000	18,543,015
Tripod Technology Corp	3,548,000	32,947,861
Yageo Corp	1,512,663	26,519,996
		184,542,692
IT Services - 0.0%
Dimerco Data System Corp	994,799	4,050,826
Semiconductors & Semiconductor Equipment - 0.5%
Parade Technologies Ltd	478,000	9,076,679
Powertech Technology Inc	6,000,000	25,005,053
Taiwan Semiconductor Manufacturing Co Ltd	867,000	33,303,566
Topco Scientific Co Ltd	5,738,593	54,938,451
		122,323,749
Technology Hardware, Storage & Peripherals - 0.1%
TSC Auto ID Technology Co Ltd (e)	2,544,911	15,566,379
TOTAL INFORMATION TECHNOLOGY		326,483,646

TOTAL TAIWAN		354,918,313
UNITED KINGDOM - 5.5%
Communication Services - 0.2%
Media - 0.2%
4imprint Group PLC	49,527	2,351,412
Reach PLC	5,217,083	4,802,289
WPP PLC	5,621,730	30,438,235
		37,591,936
Consumer Discretionary - 2.0%
Broadline Retail - 0.2%
B&M European Value Retail SA	13,882,856	41,142,380
Distributors - 0.3%
Inchcape PLC	7,687,133	71,267,126
Diversified Consumer Services - 0.1%
ME Group International PLC	9,250,277	27,242,523
Hotels, Restaurants & Leisure - 0.1%
Hollywood Bowl Group PLC	4,033,831	13,105,106
J D Wetherspoon PLC	2,064,615	20,531,553
		33,636,659
Household Durables - 0.8%
Barratt Redrow PLC	6,108,219	30,177,971
Bellway PLC	2,459,237	80,870,005
Vistry Group PLC (b)	6,087,586	46,902,854
		157,950,830
Specialty Retail - 0.3%
Dunelm Group PLC	957,931	15,383,514
JD Sports Fashion PLC	10,878,450	12,277,718
Pets at Home Group Plc	13,190,266	39,856,330
		67,517,562
Textiles, Apparel & Luxury Goods - 0.2%
Coats Group PLC	17,729,267	17,326,476
Dr Martens PLC	23,805,171	25,417,865
		42,744,341
TOTAL CONSUMER DISCRETIONARY		441,501,421

Consumer Staples - 0.5%
Beverages - 0.0%
AG Barr PLC	1,877,902	17,087,553
Food Products - 0.3%
Carr's Group PLC	2,258,082	4,324,097
Nomad Foods Ltd	3,308,255	55,711,015
		60,035,112
Tobacco - 0.2%
Imperial Brands PLC	1,120,458	43,674,766
TOTAL CONSUMER STAPLES		120,797,431

Financials - 0.6%
Capital Markets - 0.3%
Rathbones Group PLC	2,672,338	67,619,916
Insurance - 0.3%
Aviva PLC	6,374,555	54,602,755
Hiscox Ltd	1,335,151	22,781,412
		77,384,167
TOTAL FINANCIALS		145,004,083

Industrials - 1.6%
Aerospace & Defense - 0.1%
QinetiQ Group PLC	2,911,797	19,111,960
Building Products - 0.0%
Norcros PLC	822,595	3,183,035
Commercial Services & Supplies - 0.3%
Mitie Group PLC	40,642,806	75,574,290
Electrical Equipment - 0.0%
Volex PLC (a)	1,801,835	8,863,985
Industrial Conglomerates - 0.6%
DCC PLC	2,067,527	129,970,826
Machinery - 0.1%
Bodycote PLC	1,231,933	10,355,552
Luxfer Holdings PLC	670,605	8,060,672
		18,416,224
Passenger Airlines - 0.1%
JET2 PLC	1,575,853	33,860,315
Professional Services - 0.0%
Wilmington PLC	2,287,116	10,269,631
Trading Companies & Distributors - 0.4%
RS GROUP PLC	10,963,038	80,933,899
TOTAL INDUSTRIALS		380,184,165

Information Technology - 0.1%
Software - 0.1%
Pinewood Technologies Group PLC (b)	4,762,467	30,378,536
Materials - 0.3%
Chemicals - 0.0%
Essentra PLC	7,734,147	10,683,950
Construction Materials - 0.2%
SigmaRoc PLC (b)	32,743,839	49,902,597
Metals & Mining - 0.1%
Hill & Smith PLC	498,226	13,455,735
TOTAL MATERIALS		74,042,282

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
LSL Property Services PLC	1,194,978	4,687,099
Savills PLC	2,713,195	35,079,342
		39,766,441
TOTAL UNITED KINGDOM		1,269,266,295
UNITED STATES - 61.1%
Communication Services - 0.6%
Interactive Media & Services - 0.2%
Cars.com Inc (b)	3,018,916	38,853,449
Media - 0.3%
Comcast Corp Class A	2,229,223	74,077,080
Thryv Holdings Inc (b)	486,274	6,399,366
		80,476,446
Wireless Telecommunication Services - 0.1%
Gogo Inc (b)	1,383,856	21,947,956
TOTAL COMMUNICATION SERVICES		141,277,851

Consumer Discretionary - 8.2%
Automobile Components - 1.1%
Adient PLC (b)	2,261,211	48,480,364
LCI Industries (a)	455,757	43,296,915
Lear Corp	632,755	59,662,469
Patrick Industries Inc	1,086,070	105,609,447
		257,049,195
Automobiles - 0.6%
General Motors Co	1,698,275	90,585,989
Harley-Davidson Inc	2,347,339	57,110,757
		147,696,746
Broadline Retail - 0.3%
Macy's Inc	4,605,061	58,161,920
Diversified Consumer Services - 0.2%
Carriage Services Inc	337,433	15,157,489
Laureate Education Inc (b)	1,531,546	34,612,940
		49,770,429
Hotels, Restaurants & Leisure - 0.3%
Cheesecake Factory Inc/The (a)	1,066,970	68,190,053
Household Durables - 1.7%
DR Horton Inc	440,463	62,915,735
KB Home	1,068,653	59,053,765
M/I Homes Inc (b)	138,478	16,643,670
Meritage Homes Corp	872,016	58,721,557
Somnigroup International Inc	1,303,991	94,382,869
TopBuild Corp (b)	155,904	57,751,519
Tri Pointe Homes Inc (b)	1,142,930	35,202,244
		384,671,359
Leisure Products - 0.2%
BRP Inc Subordinate Voting Shares	434,658	21,977,583
Brunswick Corp/DE	546,518	31,856,535
		53,834,118
Specialty Retail - 1.8%
Academy Sports & Outdoors Inc	1,432,854	72,774,655
Advance Auto Parts Inc (a)	665,800	35,334,006
Bath & Body Works Inc	1,168,471	33,838,920
Caleres Inc (a)	1,659,996	22,791,745
Dick's Sporting Goods Inc	517,220	109,397,203
Signet Jewelers Ltd	919,163	72,705,793
Ulta Beauty Inc (b)	136,330	70,211,313
		417,053,635
Textiles, Apparel & Luxury Goods - 2.0%
Crocs Inc (b)	875,673	87,330,868
Levi Strauss & Co Class A	2,756,568	54,276,824
Oxford Industries Inc	421,192	16,081,111
PVH Corp	795,863	58,432,261
Samsonite Group SA (c)(d)	10,752,333	21,931,637
Steven Madden Ltd	1,851,543	44,446,290
VF Corp (a)	3,386,125	39,685,385
Wolverine World Wide Inc (e)	5,365,979	121,163,806
		443,348,182
TOTAL CONSUMER DISCRETIONARY		1,879,775,637

Consumer Staples - 2.8%
Beverages - 1.0%
Constellation Brands Inc Class A	332,703	55,574,709
Primo Brands Corp Class A	6,266,990	173,031,594
		228,606,303
Consumer Staples Distribution & Retail - 1.2%
Albertsons Cos Inc Class A	3,438,449	66,086,990
Grocery Outlet Holding Corp (b)	1,681,476	22,145,039
Performance Food Group Co (b)	1,877,706	188,521,683
		276,753,712
Food Products - 0.6%
Armanino Foods of Distinction Inc	1,318,681	11,024,832
Lamb Weston Holdings Inc	1,825,668	104,190,873
Smithfield Foods Inc	962,493	23,215,331
		138,431,036
TOTAL CONSUMER STAPLES		643,791,051

Energy - 5.2%
Energy Equipment & Services - 0.2%
Cactus Inc Class A	1,489,760	63,031,745
Oil, Gas & Consumable Fuels - 5.0%
Antero Resources Corp (b)	3,350,301	117,026,014
Chord Energy Corp	1,597,378	176,238,715
Core Natural Resources Inc	1,299,373	95,906,721
Diamondback Energy Inc	1,066,352	158,523,888
Energy Transfer LP	2,579,563	46,535,317
Gulfport Energy Corp (b)	261,150	45,474,050
Northern Oil & Gas Inc (a)	2,274,060	64,037,530
Ovintiv Inc	5,279,493	217,409,522
Range Resources Corp	3,304,746	121,350,273
Shell PLC	2,672,083	96,016,295
Unit Corp	188,419	5,277,615
		1,143,795,940
TOTAL ENERGY		1,206,827,685

Financials - 17.5%
Banks - 8.2%
ACNB Corp	329,699	13,880,328
Associated Banc-Corp	5,009,903	123,945,000
Bar Harbor Bankshares	546,254	15,863,216
Cadence Bank	3,974,912	138,525,683
Camden National Corp	321,537	12,125,160
Citigroup Inc	1,700,814	159,366,272
East West Bancorp Inc	804,082	80,609,221
FNB Corp/PA	6,406,436	98,146,600
KeyCorp	5,750,311	103,045,573
Nicolet Bankshares Inc	102,456	13,216,824
Old National Bancorp/IN	3,613,902	76,289,471
Plumas Bancorp	189,378	7,813,736
QCR Holdings Inc	526,740	37,398,540
Southern Missouri Bancorp Inc	235,131	12,718,236
Synovus Financial Corp	2,785,741	131,598,405
Union Bankshares Inc/Morrisville VT	120,540	3,279,893
United Community Banks Inc/GA	3,197,565	97,525,733
US Bancorp	2,758,755	124,033,625
Washington Trust Bancorp Inc	559,463	15,071,933
Webster Financial Corp	1,714,682	98,851,417
Wells Fargo & Co	4,819,393	388,587,658
West BanCorp Inc	601,166	10,814,976
Wintrust Financial Corp	868,135	111,103,917
		1,873,811,417
Capital Markets - 3.6%
Bank of New York Mellon Corp/The	388,872	39,451,064
Federated Hermes Inc Class B	2,455,872	121,737,575
Lazard Inc	2,902,308	150,861,970
LPL Financial Holdings Inc	323,652	128,078,806
Raymond James Financial Inc	1,091,578	182,435,432
SEI Investments Co	128,445	11,318,573
State Street Corp	625,392	69,887,556
Stifel Financial Corp	1,176,499	134,262,066
		838,033,042
Consumer Finance - 0.7%
Capital One Financial Corp	454,420	97,700,300
OneMain Holdings Inc	1,184,005	68,423,649
		166,123,949
Financial Services - 1.0%
Corpay Inc (b)	359,765	116,222,083
Essent Group Ltd	1,563,512	87,541,037
Federal Agricultural Mortgage Corp Class C	188,729	32,512,345
		236,275,465
Insurance - 4.0%
American Financial Group Inc/OH	629,453	78,618,680
First American Financial Corp	1,159,301	69,616,025
Hartford Insurance Group Inc/The	439,273	54,641,168
Primerica Inc	408,509	108,512,246
Reinsurance Group of America Inc	1,209,098	232,690,910
Selective Insurance Group Inc	1,271,906	99,170,511
Stewart Information Services Corp	786,996	51,099,650
The Travelers Companies, Inc.	326,720	85,025,613
Unum Group	1,955,882	140,451,886
		919,826,689
TOTAL FINANCIALS		4,034,070,562

Health Care - 5.7%
Biotechnology - 0.5%
Gilead Sciences Inc	1,177,896	132,265,942
Health Care Providers & Services - 3.9%
Cigna Group/The	258,144	69,022,543
CVS Health Corp	1,466,690	91,081,449
Elevance Health Inc	130,758	37,014,975
Henry Schein Inc (b)	1,455,793	98,484,396
Labcorp Holdings Inc	630,508	163,982,521
Quest Diagnostics Inc	321,159	53,765,228
Tenet Healthcare Corp (b)	430,854	69,488,133
UnitedHealth Group Inc	582,259	145,308,556
Universal Health Services Inc Class B	975,567	162,383,127
		890,530,928
Life Sciences Tools & Services - 0.6%
Avantor Inc (b)	2,537,851	34,108,717
ICON PLC (b)	585,569	99,072,420
		133,181,137
Pharmaceuticals - 0.7%
Elanco Animal Health Inc (b)	8,166,723	111,720,771
GSK PLC	2,502,151	46,024,561
		157,745,332
TOTAL HEALTH CARE		1,313,723,339

Industrials - 8.2%
Aerospace & Defense - 0.7%
Cadre Holdings Inc	762,253	25,207,707
Huntington Ingalls Industries Inc	363,305	101,311,232
V2X Inc (b)	646,560	30,634,013
		157,152,952
Air Freight & Logistics - 0.0%
Radiant Logistics Inc (b)	838,966	4,958,289
Building Products - 1.0%
Builders FirstSource Inc (b)	488,610	62,116,989
Gibraltar Industries Inc (b)	718,256	47,426,443
Hayward Holdings Inc (b)	4,806,420	73,922,740
Janus International Group Inc (b)	6,027,861	51,658,769
		235,124,941
Commercial Services & Supplies - 0.2%
Brady Corp Class A	804,104	56,745,619
Construction & Engineering - 0.1%
Bowman Consulting Group Ltd (b)	451,419	15,655,211
Electrical Equipment - 0.5%
Acuity Inc	269,970	84,055,160
Allient Inc	769,039	30,999,962
		115,055,122
Ground Transportation - 0.2%
Proficient Auto Logistics Inc (a)(b)(e)	1,699,628	11,744,429
Universal Logistics Holdings Inc (a)(e)	1,781,625	42,634,287
		54,378,716
Machinery - 2.4%
Allison Transmission Holdings Inc	68,396	6,160,427
Blue Bird Corp (b)	896,888	40,171,614
Enpro Inc	425,300	90,337,973
Esab Corp	180,878	24,268,401
Gates Industrial Corp PLC (b)	3,430,412	85,074,218
Hillenbrand Inc	3,101,759	64,237,429
Hillman Solutions Corp Class A (b)	1,117,131	8,814,163
Miller Industries Inc/TN	515,232	20,995,704
Terex Corp	1,905,066	96,891,657
Timken Co/The	929,564	70,730,525
Toro Co/The	327,975	24,352,144
		532,034,255
Professional Services - 1.9%
Barrett Business Services Inc	531,170	24,417,884
CACI International Inc (b)	133,724	61,589,263
Genpact Ltd	2,736,493	120,542,517
KBR Inc	1,767,039	82,591,403
Maximus Inc	1,424,417	105,207,440
Science Applications International Corp	479,630	53,469,152
		447,817,659
Trading Companies & Distributors - 1.2%
Core & Main Inc Class A (b)	1,182,980	75,284,847
Ferguson Enterprises Inc	125,896	28,116,354
Global Industrial Co	1,640,186	55,864,735
GMS Inc (b)	547,652	60,044,565
Rush Enterprises Inc Class A	872,293	47,225,943
		266,536,444
TOTAL INDUSTRIALS		1,885,459,208

Information Technology - 7.7%
Electronic Equipment, Instruments & Components - 4.6%
Advanced Energy Industries Inc	500,225	69,491,257
Belden Inc	816,015	100,900,255
CDW Corp/DE	115,241	20,095,726
Crane NXT Co (a)	2,469,368	146,532,297
Insight Enterprises Inc (b)	391,220	46,390,868
Jabil Inc	254,402	56,774,894
Methode Electronics Inc	1,636,860	10,737,802
Sanmina Corp (b)	1,091,635	126,673,325
TD SYNNEX Corp	2,137,006	308,562,296
Vontier Corp	4,485,564	186,016,339
		1,072,175,059
IT Services - 1.3%
Amdocs Ltd	2,145,043	183,100,870
Cognizant Technology Solutions Corp Class A	1,623,514	116,503,365
		299,604,235
Semiconductors & Semiconductor Equipment - 1.1%
Diodes Inc (b)	1,215,241	59,996,448
Micron Technology Inc	750,077	81,863,404
MKS Inc	1,105,261	105,198,742
		247,058,594
Technology Hardware, Storage & Peripherals - 0.7%
Dell Technologies Inc Class C	509,185	67,563,758
Seagate Technology Holdings PLC	580,808	91,192,664
		158,756,422
TOTAL INFORMATION TECHNOLOGY		1,777,594,310

Materials - 3.2%
Chemicals - 0.7%
Axalta Coating Systems Ltd (b)	3,198,690	90,586,901
Element Solutions Inc	2,358,255	55,654,818
Perimeter Solutions Inc	1,488,032	24,001,956
		170,243,675
Construction Materials - 0.6%
Buzzi SpA	378,888	19,768,733
Eagle Materials Inc	435,579	97,696,014
GCC SAB de CV	152,166	1,421,883
RHI Magnesita NV	475,963	15,054,504
		133,941,134
Containers & Packaging - 1.7%
Graphic Packaging Holding CO (a)	2,844,081	63,593,651
International Paper Co	1,662,123	77,687,629
Packaging Corp of America	480,834	93,161,588
Silgan Holdings Inc	2,880,766	134,042,042
		368,484,910
Metals & Mining - 0.2%
Warrior Met Coal Inc (a)	1,069,921	54,972,540
TOTAL MATERIALS		727,642,259

Real Estate - 1.0%
Industrial REITs - 0.2%
STAG Industrial Inc Class A	1,261,252	43,298,781
Real Estate Management & Development - 0.4%
Jones Lang LaSalle Inc (b)	352,295	95,246,477
Residential REITs - 0.3%
Camden Property Trust	388,294	42,401,705
Mid-America Apartment Communities Inc	110,654	15,760,449
		58,162,154
Specialized REITs - 0.1%
Outfront Media Inc	1,861,633	32,634,426
TOTAL REAL ESTATE		229,341,838

Utilities - 1.0%
Electric Utilities - 1.0%
PG&E Corp	15,725,237	220,467,823
TOTAL UNITED STATES		14,059,971,563
TOTAL COMMON STOCKS (Cost $17,172,042,412)		22,560,696,903

Money Market Funds - 3.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.33	484,371,430	484,468,304
Fidelity Securities Lending Cash Central Fund (g)(h)	4.33	211,850,602	211,871,787
TOTAL MONEY MARKET FUNDS (Cost $696,326,134)			696,340,091

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $17,868,368,546)	23,257,036,994
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(196,005,310)
NET ASSETS - 100.0%	23,061,031,684

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $121,428,084 or 0.5% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $157,313,278 or 0.7% of net assets.

(e)	Affiliated company
(f)	Level 3 security
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	332,412,000	4,540,573,293	4,388,516,989	13,867,396	12,533	(12,533)	484,468,304	484,371,430	0.8%
Fidelity Securities Lending Cash Central Fund	221,852,559	2,539,301,807	2,549,282,579	503,367	-	-	211,871,787	211,850,602	0.8%
Total	554,264,559	7,079,875,100	6,937,799,568	14,370,763	12,533	(12,533)	696,340,091

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
AJIS Co Ltd	13,292,879	-	14,585,590	137,976	4,212,329	(2,919,618)	-	-
Belc Co Ltd	43,838,177	-	1,199,600	761,876	983,294	5,175,428	-	-
Bmtc Group Inc	30,063,605	-	927,766	675,648	892,780	(470,556)	29,558,063	3,072,442
Carr's Group PLC	10,526,209	-	7,813,317	305,109	1,142,570	468,635	-	-
Chuoh Pack Industry Co Ltd	3,742,165	-	13,307,066	75,343	9,240,284	324,617	-	-
Civeo Corp	23,580,605	502,292	20,616,857	370,059	(10,212,251)	6,746,211	-	-
Daewon Pharmaceutical Co Ltd	24,874,221	-	-	363,906	-	(4,632,386)	20,241,835	2,142,922
EcoGreen International Group Ltd	66	-	-	-	-	(1)	65	51,434,282
First Juken Co Ltd	9,584,673	-	4,892,770	284,946	(1,660,870)	1,118,735	-	-
Fursys Inc	28,876,689	-	-	633,907	-	890,221	29,766,910	900,000
Gabia Inc	9,251,053	-	-	43,149	-	6,910,828	16,161,881	900,000
Genky DrugStores Co Ltd	44,638,443	-	1,113,115	148,042	963,209	11,412,840	55,901,377	1,893,324
Goodfellow Inc	6,824,106	-	238,802	197,162	103,213	(1,254,227)	5,434,290	639,198
GrafTech International Ltd	13,747,352	-	20,994,638	-	(140,887,515)	148,134,801	-	-
Green Cross Co Ltd	4,138,243	-	39,097	-	7,312	(859,058)	-	-
Green Cross Holdings Co Ltd	-	-	737,645	111,834	59,403	513,108	-	-
Halows Co Ltd	43,835,820	-	1,078,621	523,074	855,375	2,254,909	45,867,483	1,396,997
Hamakyorex Co Ltd	38,584,537	-	1,061,562	1,034,983	643,680	7,532,710	45,699,365	4,722,863
Handsome Co Ltd	17,845,071	-	7,441,668	583,156	3,701,822	(5,036,147)	-	-
Helen of Troy Ltd	82,602,974	895,608	44,227,089	-	(36,106,238)	(3,165,255)	-	-
Huons Co Ltd	20,351,791	-	-	473,348	-	(2,951,784)	17,400,007	853,834
IDIS Holdings Co Ltd	3,791,241	-	3,448,068	41,630	(4,641,162)	4,297,989	-	-
InBody Co Ltd	13,053,329	-	176,581	168,483	(126,480)	(272,388)	12,477,880	730,922
Jumbo SA	185,109,542	-	43,737,144	6,300,773	30,666,602	13,587,705	-	-
KSK Co Ltd/Inagi	11,715,407	-	286,691	387,332	218,942	3,551,735	15,199,393	514,065
Kingboard Holdings Ltd	128,813,366	-	17,258,846	10,618,664	5,058,801	88,042,179	204,655,500	57,132,377
Kohsoku Corp	26,730,516	-	679,749	529,494	468,358	3,487,055	30,006,180	1,562,329
Kondotec Inc	14,414,501	-	354,459	438,095	249,487	1,688,961	15,998,490	1,517,451
Kwang Dong Pharmaceutical Co Ltd	20,308,806	-	-	235,736	-	(1,885,115)	18,423,691	4,164,491
Methode Electronics Inc	26,261,904	-	3,102,033	989,523	(16,634,224)	4,212,155	-	-
Mi Chang Oil Industrial Co Ltd	10,854,547	-	-	296,072	-	3,411,654	14,266,201	173,900
Nadex Co Ltd	5,274,649	-	110,920	142,189	42,227	(910,426)	4,295,530	689,378
Nafco Co Ltd	36,386,022	-	22,289,329	332,591	(8,915,110)	(5,181,583)	-	-
Nippo Ltd	7,065,404	-	233,855	279,362	179,597	3,656,028	10,667,174	605,862
Pack Corp/The	32,676,578	-	724,366	904,330	278,252	(4,803,955)	27,426,509	3,649,412
Parker Corp	11,923,238	-	283,229	317,860	201,818	1,362,246	13,204,073	2,025,820
Pinewood Technologies Group PLC	22,314,223	-	576,100	21,129	(486,760)	9,127,173	-	-
Prim SA	15,508,193	-	381,303	552,033	93,067	2,715,146	17,935,103	1,288,197
Proficient Auto Logistics Inc	28,670,528	2,886,588	474,772	-	(85,404)	(19,252,511)	11,744,429	1,699,628
Quick Co Ltd	14,823,108	-	514,812	600,828	60,026	865,235	15,233,557	983,769
Raiznext Corp	37,876,549	-	15,590,467	1,581,119	2,781,545	(4,930,943)	-	-
Rocky Mountain Chocolate Factory Inc	831,638	-	671,635	-	(3,767,898)	3,607,895	-	-
Sakai Moving Service Co Ltd	44,653,837	-	1,052,307	1,457,162	770,696	(1,105,672)	43,266,554	2,444,643
Sally Beauty Holdings Inc	90,005,920	633,295	88,957,871	-	(18,087,992)	16,406,648	-	-
Sarantis SA	43,919,754	-	2,820,444	1,226,859	2,243,564	10,197,344	53,540,218	3,501,173
Senshu Electric Co Ltd	35,601,855	-	1,575,431	877,118	1,271,769	(7,483,970)	27,814,223	984,730
Snt Holdings Co Ltd	15,120,221	-	-	1,283,173	-	20,180,122	35,300,343	885,108
Sportsman's Warehouse Holdings Inc	7,072,122	-	6,860,030	-	(6,417,468)	6,205,376	-	-
Sun Hing Vision Group Holdings Ltd	1,385,867	-	128,636	32,965	(982,128)	410,976	686,079	14,673,387
Sunjin Co Ltd	8,764,716	-	8,855,704	97,382	1,643,799	(1,552,811)	-	-
TSC Auto ID Technology Co Ltd	15,020,439	-	-	682,845	-	545,940	15,566,379	2,544,911
Totech Corp	37,783,893	-	979,125	1,540,048	876,024	2,706,007	40,386,799	2,149,057
Trancom Co Ltd	23,341,718	-	28,102,908	-	21,443,988	(16,682,798)	-	-
Universal Logistics Holdings Inc	57,857,622	15,493,175	1,325,172	641,239	669,728	(30,061,066)	42,634,287	1,781,625
VSE Corp	92,238,580	-	117,119,572	172,419	97,064,257	(72,183,265)	-	-
VSTECS Holdings Ltd	59,410,585	-	2,234,554	3,467,943	1,658,299	62,699,235	121,533,565	105,013,480
WIN-Partners Co Ltd	16,853,332	-	438,762	629,593	291,190	479,673	17,185,433	1,995,611
Whanin Pharmaceutical Co Ltd	10,666,032	-	-	172,536	-	(1,939,848)	8,726,184	1,016,010
Wolverine World Wide Inc	81,805,223	687,904	3,272,458	2,174,370	1,261,655	40,681,482	121,163,806	5,365,979
Youngone Holdings Co Ltd	44,523,029	-	-	2,374,814	-	31,222,222	75,745,251	752,000
Total	1,810,626,713	21,098,862	514,892,536	48,291,227	(56,712,538)	337,295,841	1,281,114,107

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	244,661,506	187,375,578	57,285,928	-
Consumer Discretionary	3,497,915,782	3,040,623,119	457,292,652	11
Consumer Staples	1,613,338,460	1,172,881,757	440,454,986	1,717
Energy	1,792,726,620	1,599,622,565	193,104,055	-
Financials	4,982,953,320	4,785,046,803	197,906,517	-
Health Care	1,736,214,480	1,374,197,686	362,016,794	-
Industrials	3,621,351,169	2,813,792,682	807,558,389	98
Information Technology	3,280,690,453	2,016,735,092	1,263,955,361	-
Materials	1,188,084,325	980,402,692	207,681,568	65
Real Estate	335,201,481	300,122,144	35,079,337	-
Utilities	267,559,307	220,467,823	47,091,484	-

Money Market Funds	696,340,091	696,340,091	-	-
Total Investments in Securities:	23,257,036,994	19,187,608,032	4,069,427,071	1,891
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $202,493,167) - See accompanying schedule:
Unaffiliated issuers (cost $16,379,431,727)	$21,279,582,796
Fidelity Central Funds (cost $696,326,134)	696,340,091
Other affiliated issuers (cost $792,610,685)	1,281,114,107

Total Investment in Securities (cost $17,868,368,546)		$23,257,036,994
Foreign currency held at value (cost $4,683,567)		4,591,972
Receivable for investments sold		28,487,273
Receivable for fund shares sold		9,205,276
Dividends receivable		21,128,893
Reclaims receivable		16,066,788
Distributions receivable from Fidelity Central Funds		1,379,904
Prepaid expenses		3,080
Other receivables		1,579,461
Total assets		23,339,479,641
Liabilities
Payable to custodian bank	$40,052
Payable for investments purchased	20,862,550
Payable for fund shares redeemed	16,252,260
Accrued management fee	17,076,772
Distribution and service plan fees payable	481
Other payables and accrued expenses	12,344,055
Collateral on securities loaned	211,871,787
Total liabilities		278,447,957
Net Assets		$23,061,031,684
Net Assets consist of:
Paid in capital		$15,820,169,460
Total accumulated earnings (loss)		7,240,862,224
Net Assets		$23,061,031,684

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,039,439 ÷ 23,804 shares)(a)		$43.67
Maximum offering price per share (100/94.25 of $43.67)		$46.33
Class M :
Net Asset Value and redemption price per share ($550,772 ÷ 12,631 shares)(a)		$43.60
Maximum offering price per share (100/96.50 of $43.60)		$45.18
Class C :
Net Asset Value and offering price per share ($178,564 ÷ 4,107 shares)(a)		$43.48
Low-Priced Stock :
Net Asset Value, offering price and redemption price per share ($21,106,491,539 ÷ 481,890,396 shares)		$43.80
Class K :
Net Asset Value, offering price and redemption price per share ($1,842,772,732 ÷ 42,131,691 shares)		$43.74
Class I :
Net Asset Value, offering price and redemption price per share ($1,651,846 ÷ 37,780 shares)		$43.72
Class Z :
Net Asset Value, offering price and redemption price per share ($108,346,792 ÷ 2,477,863 shares)		$43.73
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends (including $48,291,227 earned from affiliated issuers)		$583,082,583
Interest		43,193
Income from Fidelity Central Funds (including $503,367 from security lending)		14,370,763
Total income		597,496,539
Expenses
Management fee
Basic fee	$158,394,930
Performance adjustment	50,435,200
Distribution and service plan fees	2,429
Custodian fees and expenses	1,159,459
Independent trustees' fees and expenses	101,544
Registration fees	236,361
Audit fees	272,973
Legal	24,285
Miscellaneous	92,510
Total expenses before reductions	210,719,691
Expense reductions	(151,135)
Total expenses after reductions		210,568,556
Net Investment income (loss)		386,927,983
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $6,562,043)	3,312,641,278
Redemptions in-kind	243,424,875
Fidelity Central Funds	12,533
Other affiliated issuers	(56,712,538)
Foreign currency transactions	228,806
Total net realized gain (loss)		3,499,594,954
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $5,604,559)	(3,629,656,074)
Fidelity Central Funds	(12,533)
Other affiliated issuers	337,295,841
Assets and liabilities in foreign currencies	(233,948)
Total change in net unrealized appreciation (depreciation)		(3,292,606,714)
Net gain (loss)		206,988,240
Net increase (decrease) in net assets resulting from operations		$593,916,223
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$386,927,983	$438,643,022
Net realized gain (loss)	3,499,594,954	4,862,829,790
Change in net unrealized appreciation (depreciation)	(3,292,606,714)	(792,196,156)
Net increase (decrease) in net assets resulting from operations	593,916,223	4,509,276,656
Distributions to shareholders	(3,770,481,058)	(4,564,404,646)

Share transactions - net increase (decrease)	(1,645,585,797)	(188,033,393)
Total increase (decrease) in net assets	(4,822,150,632)	(243,161,383)

Net Assets
Beginning of period	27,883,182,316	28,126,343,699
End of period	$23,061,031,684	$27,883,182,316

Financial Highlights
Fidelity Advisor® Low-Priced Stock Fund Class A

Years ended July 31,	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$43.85
Income from Investment Operations
Net investment income (loss) B,C	.55
Net realized and unrealized gain (loss)	1.13
Total from investment operations	1.68
Distributions from net investment income	(.26)
Distributions from net realized gain	(1.60)
Total distributions	(1.86)
Net asset value, end of period	$43.67
Total Return D,E,F	3.93%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.15% I,J
Expenses net of fee waivers, if any	1.15 % I,J
Expenses net of all reductions, if any	1.15% I,J
Net investment income (loss)	1.63% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$1,039
Portfolio turnover rate K	22 % L

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Low-Priced Stock Fund Class M

Years ended July 31,	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$43.85
Income from Investment Operations
Net investment income (loss) B,C	.40
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.58
Distributions from net investment income	(.23)
Distributions from net realized gain	(1.60)
Total distributions	(1.83)
Net asset value, end of period	$43.60
Total Return D,E,F	3.70%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.40% I,J
Expenses net of fee waivers, if any	1.40 % I,J
Expenses net of all reductions, if any	1.40% I,J
Net investment income (loss)	1.17% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$551
Portfolio turnover rate K	22 % L

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Low-Priced Stock Fund Class C

Years ended July 31,	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$43.85
Income from Investment Operations
Net investment income (loss) B,C	.21
Net realized and unrealized gain (loss)	1.20
Total from investment operations	1.41
Distributions from net investment income	(.18)
Distributions from net realized gain	(1.60)
Total distributions	(1.78)
Net asset value, end of period	$43.48
Total Return D,E,F	3.29%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.91% I,J
Expenses net of fee waivers, if any	1.91 % I,J
Expenses net of all reductions, if any	1.91% I,J
Net investment income (loss)	.63% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$179
Portfolio turnover rate K	22 % L

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Low-Priced Stock Fund

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$49.22	$49.91	$49.42	$58.05	$44.78
Income from Investment Operations
Net investment income (loss) A,B	.68	.73	.75	.74	.58
Net realized and unrealized gain (loss)	.52	6.64	4.11	(2.86)	18.11
Total from investment operations	1.20	7.37	4.86	(2.12)	18.69
Distributions from net investment income	(.86)	(.89)	(.55)	(.83)	(.86)
Distributions from net realized gain	(5.76)	(7.17)	(3.81)	(5.68)	(4.56)
Total distributions	(6.62)	(8.06)	(4.37) C	(6.51)	(5.42)
Net asset value, end of period	$43.80	$49.22	$49.91	$49.42	$58.05
Total Return D	3.06%	18.19%	10.78%	(4.16)%	45.83%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.87%	.92%	.92%	.82%	.65%
Expenses net of fee waivers, if any	.87%	.91%	.92%	.82%	.64%
Expenses net of all reductions, if any	.87%	.91%	.92%	.82%	.64%
Net investment income (loss)	1.58%	1.61%	1.61%	1.41%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$21,106,492	$24,853,382	$24,755,034	$24,632,782	$28,251,224
Portfolio turnover rate G	22 % H	23%	39%	14%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Low-Priced Stock Fund Class K

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$49.16	$49.86	$49.38	$58.00	$44.75
Income from Investment Operations
Net investment income (loss) A,B	.70	.77	.79	.79	.62
Net realized and unrealized gain (loss)	.53	6.63	4.09	(2.85)	18.09
Total from investment operations	1.23	7.40	4.88	(2.06)	18.71
Distributions from net investment income	(.89)	(.93)	(.59)	(.88)	(.90)
Distributions from net realized gain	(5.76)	(7.17)	(3.81)	(5.68)	(4.56)
Total distributions	(6.65)	(8.10)	(4.40)	(6.56)	(5.46)
Net asset value, end of period	$43.74	$49.16	$49.86	$49.38	$58.00
Total Return C	3.14%	18.30%	10.86%	(4.07)%	45.94%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.79%	.83%	.84%	.74%	.56%
Expenses net of fee waivers, if any	.79%	.82%	.84%	.74%	.56%
Expenses net of all reductions, if any	.79%	.82%	.84%	.74%	.56%
Net investment income (loss)	1.63%	1.70%	1.69%	1.49%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$1,842,773	$3,029,800	$3,371,310	$3,726,398	$5,426,335
Portfolio turnover rate F	22 % G	23%	39%	14%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Low-Priced Stock Fund Class I

Years ended July 31,	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$43.85
Income from Investment Operations
Net investment income (loss) B,C	.65
Net realized and unrealized gain (loss)	1.11
Total from investment operations	1.76
Distributions from net investment income	(.29)
Distributions from net realized gain	(1.60)
Total distributions	(1.89)
Net asset value, end of period	$43.72
Total Return D,E	4.12%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.91% H,I
Expenses net of fee waivers, if any	.91 % H,I
Expenses net of all reductions, if any	.91% H,I
Net investment income (loss)	1.94% H,I
Supplemental Data
Net assets, end of period (000 omitted)	$1,652
Portfolio turnover rate J	22 % K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Low-Priced Stock Fund Class Z

Years ended July 31,	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$43.85
Income from Investment Operations
Net investment income (loss) B,C	.63
Net realized and unrealized gain (loss)	1.18
Total from investment operations	1.81
Distributions from net investment income	(.33)
Distributions from net realized gain	(1.60)
Total distributions	(1.93)
Net asset value, end of period	$43.73
Total Return D,E	4.24%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.80% H,I
Expenses net of fee waivers, if any	.80 % H,I
Expenses net of all reductions, if any	.80% H,I
Net investment income (loss)	1.85% H,I
Supplemental Data
Net assets, end of period (000 omitted)	$108,347
Portfolio turnover rate J	22 % K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAudit fees are not annualized.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2025

1. Organization.
Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C, Class I and Class Z shares on October 8, 2024. The Fund offers Class A, Class M, Class C, Low-Priced Stock, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Low-Priced Stock Fund	$1,551,992

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,473,381,432
Gross unrealized depreciation	(1,394,033,804)
Net unrealized appreciation (depreciation)	$5,079,347,628
Tax Cost	$18,177,689,366

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$342,886,274
Undistributed long-term capital gain	$1,896,602,274
Net unrealized appreciation (depreciation) on securities and other investments	$5,078,659,905

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(40,821,259)
Long-term	(26,231,088)
Total capital loss carryforward	$(67,052,347)

Due to a merger in a prior period, approximately $67,052,347 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $680,037 of those capital losses per year to offset capital gains. These realized capital losses were acquired from Fidelity Event Driven Opportunities Fund when it merged into the Fund on June 19, 2020.

The tax character of distributions paid was as follows:

	July 31, 2025	July 31, 2024
Ordinary Income	$490,391,334	$523,760,915
Long-term Capital Gains	3,280,089,724	4,040,643,731
Total	$3,770,481,058	$4,564,404,646

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Low-Priced Stock Fund	5,317,590,992	9,897,234,623

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Underlying Funds ($)	Net realized gain or loss on Other Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realize gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Low-Priced Stock Fund	13,569,070	-	23,251,763	220,173,112	243,424,875	591,127,954

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Low-Priced Stock Fund	34,765,822	1,120,660,220	1,519,524,114
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.71
Class M	.71
Class C	.71
Low-Priced Stock	.67
Class K	.59
Class I	.71
Class Z	.59

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.69
Class M	.69
Class C	.70
Low-Priced Stock	.66
Class K	.58
Class I	.69
Class Z	.58

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Low-Priced Stock Fund	Russell 2000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Low-Priced Stock. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .21%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	712	249
Class M	.25%	.25%	724	392
Class C	.75%	.25%	993	992
			2,429	1,633

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	555
Class M	655
Class C A	-
1,210

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Low-Priced Stock Fund	134,555

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Low-Priced Stock Fund	438,910,383	440,465,898	165,437,581
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2026 unless extended or renewed.

Amount ($)
Fidelity Low-Priced Stock Fund	28,221
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Low-Priced Stock Fund	53,018	56	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $71,774.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of class-level operating expenses as follows:
Amount($)
Class C	1
Low-Priced Stock	71,225
Class K	7,909
Class Z	226
Total	79,361
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2025 A	Year ended July 31, 2024
Fidelity Low-Priced Stock Fund
Distributions to shareholders
Class A	$4,284	$ -
Class M	4,183	-
Class C	4,062	-
Low-Priced Stock	3,371,530,014	4,020,427,392
Class K	395,715,858	543,977,254
Class I	19,794	-
Class Z	3,202,863	-
Total	$3,770,481,058	$4,564,404,646

A Distributions for Class A, Class M, Class C, Class I and Class Z are for the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2025 A	Year ended July 31, 2024	Year ended July 31, 2025 A	Year ended July 31, 2024
Fidelity Low-Priced Stock Fund
Class A
Shares sold	24,175	-	$987,480	$ -
Reinvestment of distributions	100	-	4,284	-
Shares redeemed	(471)	-	(20,432)	-
Net increase (decrease)	23,804	-	$971,332	$ -
Class M
Shares sold	12,533	-	$527,470	$ -
Reinvestment of distributions	98	-	4,183	-
Net increase (decrease)	12,631	-	$531,653	$ -
Class C
Shares sold	4,057	-	$175,040	$ -
Reinvestment of distributions	95	-	4,062	-
Shares redeemed	(45)	-	(1,994)	-
Net increase (decrease)	4,107	-	$177,108	$ -
Low-Priced Stock
Shares sold	29,559,205	46,654,170	$1,296,473,180	$2,044,180,630
Reinvestment of distributions	72,531,727	88,323,475	3,127,649,904	3,700,352,725
Shares redeemed	(125,113,649)	(126,026,958)	(5,347,092,127)	(5,619,954,981)
Net increase (decrease)	(23,022,717)	8,950,687	$(922,969,043)	$124,578,374
Class K
Shares sold	8,152,194	8,887,483	$350,405,119	$398,213,820
Reinvestment of distributions	9,191,282	13,006,141	395,669,787	543,959,748
Shares redeemed	(36,844,797)	(27,871,081)	(1,582,578,524)	(1,254,785,335)
Net increase (decrease)	(19,501,321)	(5,977,457)	$(836,503,618)	$(312,611,767)
Class I
Shares sold	49,769	-	$2,071,325	$ -
Reinvestment of distributions	464	-	19,794	-
Shares redeemed	(12,453)	-	(507,521)	-
Net increase (decrease)	37,780	-	$1,583,598	$ -
Class Z
Shares sold	2,960,299	-	$130,497,815	$ -
Reinvestment of distributions	59,777	-	2,550,068	-
Shares redeemed	(542,213)	-	(22,424,710)	-
Net increase (decrease)	2,477,863	-	$110,623,173	$ -

A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2025, the related statement of operations for the year ended July 31, 2025, the statement of changes in net assets for each of the two years in the period ended July 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2025 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2025, $3,103,649,250, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $10,793,243 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 0% and 75%; Class M designates 0% and 84%; Class C designates 0%, and 100%; Low-Priced Stock designates 38% and 85%; Class K designates 37% and 81%; Class I designates 0%, and 67%;  and Class Z designates 0%, and 59%; of the dividend distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Low-Priced Stock, Class K, Class I and Class Z designate 100% of each dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Low-Priced Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an index that has characteristics relevant to the fund's investment strategies (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered the effective management fee rate for the retail class from March 2024 to September 2024, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of the retail class of the fund relative to the asset-sized peer group. The asset-sized peer group comparisons exclude performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.536378.128
LPS-ANN-0925

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	September 22, 2025